Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Strategic Bond Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Strategic Bond Fund/VA (which is a series of Oppenheimer Variable
Account Funds), including the statement of investments, as of December 31,
2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Strategic Bond Fund/VA as of December 31, 2001, the
results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloite & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  December 31, 2001

                                                                                 Principal       Market Value
                                                                                 Amount          See Note 1
=============================================================================================================

Asset-Backed Securities--3.1%
-------------------------------------------------------------------------------------------------------------
American Money Management Corp., Commercial Debt Obligations Sub. Bonds,
Series I, Cl. D1, 13.602%, 1/15/12(1)                                            $   200,000     $    200,000
-------------------------------------------------------------------------------------------------------------
Conseco Finance, Home Equity Loan Pass-Through Certificates,
Series 2001-D, Cl. M2, 3.83%, 11/15/32(2)                                          3,000,000        2,962,500
-------------------------------------------------------------------------------------------------------------
Embarcadero Aircraft Securitization Trust, Airplane Collateral Obligations,
Series 2000-A, Cl. B, 3%, 8/15/25(1)(2)                                            1,829,916        1,426,763
-------------------------------------------------------------------------------------------------------------
Impac Secured Assets CMN Owner Trust, Home Equity Collateralized Mtg.
Obligations, Series 2001-5, Cl. M1, 7.25%, 8/25/31                                 2,197,000        2,184,235
-------------------------------------------------------------------------------------------------------------
LBFTC I, Home Equity Collateralized Mtg. Obligations,
Series 2000-1A, Cl. D, 10%, 2/25/30(3)                                                19,597           19,273
-------------------------------------------------------------------------------------------------------------
Lehman ABS Manufactured Housing Contract, Commercial Mtg. Pass-Through
Certificates, Series 2001-B, Cl. A4, 5.27%, 9/15/18                                3,000,000        2,950,312
-------------------------------------------------------------------------------------------------------------
NC Finance Trust, Collateralized Mtg. Obligations,
Series 1999-I, Cl. ECFD, 8.75%, 12/25/28                                             108,203           99,649
-------------------------------------------------------------------------------------------------------------
Option One Mortgage Securities Corp., Home Equity Collateralized
Mtg. Obligations, Series 1999-1, Cl. CTFS, 10.06%, 3/26/29(1)                        140,582          133,444
-------------------------------------------------------------------------------------------------------------
Principal Residential Mortgage Capital Resources Trust,
Real Estate Mtg. Investment Conduit Participation Certificates,
Series 2000-1, Cl. B, 3.752%, 6/20/05(1)(2)                                        1,000,000          993,438
                                                                                                 ------------
Total Asset-Backed Securities (Cost $11,481,576)                                                   10,969,614
=============================================================================================================
Mortgage-Backed Obligations--51.9%
-------------------------------------------------------------------------------------------------------------
Government Agency--41.8%
-------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored--35.7%
Federal Home Loan Mortgage Corp., 11%, 11/1/14                                       295,364          329,480
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation
Certificates, Series 151, Cl. F, 9%, 5/15/21                                         454,261          479,245
-------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 11.369%, 2/1/28(4)                                            11,981,116        2,817,434
Series 194, Cl. IO, 3.585%, 4/1/28(4)                                             35,575,073        8,771,479
Series 208, Cl. IO, 13.349%, 6/1/30(4)                                            12,485,143        2,692,109
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
6%, 2/25/30(5)                                                                    19,500,000       19,067,295
6.50%, 1/25/28(5)                                                                 83,900,000       83,900,000
6.50%, 5/1/29                                                                      1,210,338        1,214,139
7.50%, 8/1/25                                                                        233,022          242,066
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Trust 1993-202, Cl. PH, 6.50%, 2/25/22(6)                                          4,500,000        4,678,560
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit
Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security,
Trust 294, Cl.2,(1.026)%, 2/1/28(4)                                                1,513,361          343,107
-------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates, Trust 1999-29, Cl. D, 6.50%, 12/25/26             855,761          875,282
                                                                                                 ------------
                                                                                                  125,410,196

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                   Principal      Market Value
                                                                                   Amount         See Note 1
--------------------------------------------------------------------------------------------------------------

GNMA/Guaranteed--6.1%
Government National Mortgage Assn.:
7%, 3/15/28-7/15/28                                                                $9,396,261      $ 9,619,425
7.50%, 2/15/27                                                                      1,376,856        1,429,631
7.625%, 11/20/25                                                                       76,203           78,371
8%, 11/15/25-5/15/26                                                                1,361,978        1,435,580
--------------------------------------------------------------------------------------------------------------
Government National Mortgage Assn., Gtd. Multiclass Mtg
Participation Certificates, Series 1999-27, Cl. PQ, 7.50%, 8/16/28                  8,220,125        8,756,981
                                                                                                   -----------
                                                                                                    21,319,988
--------------------------------------------------------------------------------------------------------------
Private--10.1%
--------------------------------------------------------------------------------------------------------------
Commercial--6.1%
AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg.
Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29(1)                      100,000           88,899
--------------------------------------------------------------------------------------------------------------
Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:
Series 1996-MD6, Cl. A7, 7.69%, 11/13/26(2)                                         2,000,000        1,820,625
Series 1997-D4, Cl. B1, 7.525%, 4/14/29(2)                                            375,000          303,691
Series 1997-D5, Cl. B1, 6.93%, 2/14/41                                                300,000          163,500
Series 1997-D5, Cl. B2, 6.93%, 2/14/41                                              1,250,000          550,488
--------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl.2G, 8.70%, 9/25/25(1)                                153,594          153,114
--------------------------------------------------------------------------------------------------------------
First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:
Series 1997-CHL1, Cl. D,8.111%, 5/25/08(1)(2)                                         350,000          320,141
Series 1997-CHL1, Cl. E,8.111%, 2/25/11(1)(2)                                         600,000          466,500
--------------------------------------------------------------------------------------------------------------
First Union-Lehman Brothers Commercial Mortgage Trust,
Commercial Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 7.50%, 9/18/15      225,000          180,668
--------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., Collateralized Mtg. Obligations,
Series 1998-C1, Cl. E, 7.096%, 3/15/11(2)                                             800,000          794,000
--------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Interest-Only Stripped
Mtg.-Backed Security Pass-Through Certificates,
Series 1997-C1, Cl. X, 8.292%, 7/15/27(4)                                           3,613,318          243,052
--------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates:
Series 1997-C1, Cl. G, 7.414%, 11/15/11                                               440,000          347,119
Series 1997-C2, Cl. F, 6.75%, 4/16/29                                                 250,000          143,662
--------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors, Inc., Mtg. Pass-Through Certificates,
Series 1995-C2, Cl. D, 7.603%, 6/15/21(2)                                             245,873          256,969
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-C1, Cl. E, 7.377%, 3/15/06(1)(2)                                          553,342          526,722
Series 1996-C1, Cl. F, 7.377%, 2/15/28(2)(3)                                          162,744          129,831
Series 1997-HF1, Cl. F, 6.86%, 2/15/10(3)                                             150,000          132,281
Series 1997-RR, Cl. D, 7.751%, 4/30/39(2)(3)                                          450,024          389,302
Series 1997-RR, Cl. E, 7.751%, 4/30/39(2)(3)                                          300,016          219,620
Series 1997-RR, Cl. F, 7.751%, 4/30/39(2)(3)                                          600,032          367,841
Series 1997-XL1, Cl. G, 7.695%, 10/3/30(3)                                            390,000          349,030
Series 1998-HF1, Cl. F, 7.18%, 12/15/09(3)                                          1,500,000        1,335,858
--------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates:
Series 1996-MC2, Cl. F, 5.75%, 12/21/26                                             4,350,000        3,673,031
Series 1997-MC1, Cl. F, 7.452%, 5/20/07(3)                                             63,720           56,153
--------------------------------------------------------------------------------------------------------------
Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates,
Series 1996-MC1, Cl. G, 7.15%, 6/15/06(3)                                           1,800,000        1,633,043

                     Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                  Principal       Market Value
                                                                                  Amount          See Note 1
--------------------------------------------------------------------------------------------------------------

Commercial (continued)
Prudential Mortgage Capital Co. II LLC, Commercial Mtg. Pass-Through
Certificates, Series PRU-HTG 2000-C1, Cl. A2,7.306%, 10/6/15                      $4,000,000      $  4,311,250
--------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
Series 1994-C2, Cl. E, 8%, 4/25/25(1)                                                306,776           306,729
Series 1995-C1, Cl. F, 6.90%, 2/25/27                                                 50,463            49,997
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-C1, Cl. F, 8.877%, 1/20/28(2)               1,000,000           814,688
--------------------------------------------------------------------------------------------------------------
Strategic Hotel Capital, Inc., Commercial Mtg. Obligations,
Series 2001-SCH1, Cl. E, 4.096%, 4/17/06(1)(2)                                     1,496,869         1,409,864
--------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Multiclass Pass-Through Certificates,
Series 1995-C4, Cl. E, 8.994%, 6/25/26(1)(2)                                         100,078           100,704
                                                                                                  ------------
                                                                                                    21,638,372
--------------------------------------------------------------------------------------------------------------
Residential--4.0%
Lehman Structured Securities Corp., Collateralized Mtg. Obligations,
Series 2001-GE4, Cl. A, 6%, 10/25/30                                               1,911,932         1,845,015
--------------------------------------------------------------------------------------------------------------
Norwest Asset Securities Corp., Collateralized Mtg. Obligations,
Mtg. Pass-Through Certificates, Series 1999-20, Cl. A13, 6.75%, 8/25/29            6,000,000         6,129,360
--------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series 1996-B, Cl.1, 7.11%, 4/25/26(1)(2)                 337,747           241,490
--------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., Collateralized Mtg. Obligations,
Series 2001-1, Cl. A, 7.50%, 7/25/30(1)                                              803,743           799,725
--------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Loan Trust, Commercial Mtg. Obligations,
Series 2001-S9, Cl. A12, 6.75%, 9/25/31                                            4,952,698         5,022,346
                                                                                                  ------------
                                                                                                    14,037,936
                                                                                                  ------------
Total Mortgage-Backed Obligations (Cost $183,372,120)                                              182,406,492
==============================================================================================================
U.S. Government Obligations--1.0%
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31                                                                      790,000           779,138
8.875%, 2/15/19                                                                      735,000           986,278
11.875%, 11/15/03(7)                                                                 500,000           580,469
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
6.50%, 2/15/10                                                                       650,000           714,290
6.75%, 5/15/05                                                                       300,000           326,274
                                                                                                  ------------
Total U.S. Government Obligations (Cost $3,259,131)                                                  3,386,449
==============================================================================================================
Foreign Government Obligations--23.4%
--------------------------------------------------------------------------------------------------------------
Argentina--0.6%
Argentina (Republic of) Bonds:
11.375%, 3/15/10                                                                   1,065,000           271,575
11.75%, 6/15/15                                                                    2,095,000           549,937
Series 2008, 7%, 12/19/08                                                            310,000            84,475
Series 2018, 12.25%, 6/19/18                                                       1,698,000           411,765
--------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Par Bonds, 6%, 3/31/23(2)                                    940,000           405,375
--------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Bonds, 12.375%, 2/21/12                               360,000            90,900
--------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsec. Unsub. Nts., 11.75%, 4/7/09                           845,000           221,812
--------------------------------------------------------------------------------------------------------------
Argentina (Republic of) Unsub. Bonds, Series 2031, 2.64%, 6/19/31                    434,600            96,698
--------------------------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Bonos de Consolidacion de Deudas,
Series PBA1, 2.629%, 4/1/07(1)(2)(ARP)                                               141,569            30,882
                                                                                                  ------------
                                                                                                     2,163,419

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                       Principal     Market Value
                                                                                       Amount        See Note 1
-----------------------------------------------------------------------------------------------------------------

Austria--0.7%
Austria (Republic of) Bonds, Series 99 4, 5.50%, 1/15/10(EUR)                           2,780,000     $ 2,539,286
-----------------------------------------------------------------------------------------------------------------
Belgium--0.8%
Belgium (Kingdom of) Bonds, Series 35, 5.75%, 9/28/10(EUR)                              2,910,000       2,711,289
-----------------------------------------------------------------------------------------------------------------
Brazil--6.6%
Brazil (Federal Republic of) Bonds:
8.875%, 4/15/24                                                                         4,536,000       3,027,780
12.25%, 3/6/30                                                                          2,725,000       2,354,400
Series 15 yr., 3.25%, 4/15/09(2)                                                          494,117         395,294
Series RG, 3.25%, 4/15/09(2)                                                              445,588         356,471
-----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Capitalization Bonds, Series 20 yr., 8%, 4/15/14(10) 14,407,497      11,129,791
-----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Debt Conversion Bonds:
Series 18 yr., 3.25%, 4/15/12(2)                                                          730,000         516,475
Series D, 3.25%, 4/15/12(2)                                                               555,000         392,663
-----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Eligible Interest Bonds, 3.188%, 4/15/06(2)                  806,400         707,616
-----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Gtd. Disc. Bonds, 3.188%, 4/15/24(2)                       1,405,000       1,022,138
-----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsec. Unsub. Bonds:
11%, 8/17/40                                                                            1,820,000       1,405,950
11.25%, 7/26/07                                                                         1,295,000       1,230,250
-----------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Unsub. Bonds, 14.50%, 10/15/09                               690,000         739,335
                                                                                                      -----------
                                                                                                       23,278,163
-----------------------------------------------------------------------------------------------------------------
Canada--0.4%
Canada (Government of) Bonds, 5.50%, 6/1/09(CAD)                                        1,540,000         984,122
-----------------------------------------------------------------------------------------------------------------
Canada (Government of) Nts., 0.70%, 3/20/06(JPY)                                        7,000,000          54,217
-----------------------------------------------------------------------------------------------------------------
Ontario (Province of) Unsec. Unsub. Nts., 1.875%, 1/25/10(JPY)                         36,000,000         288,711
                                                                                                      -----------
                                                                                                        1,327,050
-----------------------------------------------------------------------------------------------------------------
Colombia--0.3%
Colombia (Republic of) Unsec. Unsub. Bonds:
8.375%, 2/15/27                                                                           240,000         173,400
11.75%, 2/25/20                                                                           210,000         209,475
-----------------------------------------------------------------------------------------------------------------
Colombia (Republic of) Unsec. Unsub. Nts., 11.375%, 1/31/08(EUR)                          570,000         519,582
                                                                                                      -----------
                                                                                                          902,457
-----------------------------------------------------------------------------------------------------------------
Dominican Republic--0.3%
Dominican Republic Unsec. Unsub. Bonds:
9.50%, 9/27/06(3)                                                                         645,000         659,512
9.50%, 9/27/06                                                                            350,000         357,875
                                                                                                      -----------
                                                                                                        1,017,387
-----------------------------------------------------------------------------------------------------------------
Ecuador--0.3%
Ecuador (Republic of) Unsec. Bonds, 5%, 8/15/30(2)                                      2,040,000         981,240
-----------------------------------------------------------------------------------------------------------------
Finland--0.7%
Finland (Republic of) Bonds, 7.25%, 4/18/06(EUR)                                        2,600,000       2,558,374
-----------------------------------------------------------------------------------------------------------------
France--1.9%
France (Government of) Bonds, Obligations Assimilables du Tresor, 5.50%, 10/25/10(EUR)  7,370,000       6,778,802
-----------------------------------------------------------------------------------------------------------------
Germany--0.2%
Germany (Republic of) Bonds:
5.25%, 7/4/10(EUR)                                                                         20,000          18,202
Series 98, 5.25%, 1/4/08(EUR)                                                             920,000         847,347
                                                                                                      -----------
                                                                                                          865,549

                     Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                     Principal        Market Value
                                                                                     Amount           See Note 1
------------------------------------------------------------------------------------------------------------------

Great Britain--0.4%
United Kingdom Treasury Bonds, 7.75%, 9/8/06(GBP)                                        275,000       $   444,421
------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 8%, 12/7/15(GBP)                                           415,000           781,927
                                                                                                       -----------
                                                                                                         1,226,348
------------------------------------------------------------------------------------------------------------------
Guatemala--0.2%
Guatemala (Republic of) Nts., 10.25%, 11/8/11(3)                                         775,000           819,562
------------------------------------------------------------------------------------------------------------------
Hungary--0.7%
Hungary (Government of) Bonds:
Series 04/J, 8.50%, 10/12/04(HUF)                                                    305,340,000         1,122,842
Series 05/E, 9.25%, 5/12/05(HUF)                                                      57,130,000           216,501
Series 06/E, 8.50%, 5/12/06(HUF)                                                     318,870,000         1,200,025
                                                                                                       -----------
                                                                                                         2,539,368
------------------------------------------------------------------------------------------------------------------
Italy--0.1%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali, 4.25%, 11/1/09(EUR)     305,000           259,025
------------------------------------------------------------------------------------------------------------------
Ivory Coast-0.0%
Ivory Coast (Government of) Past Due Interest Bonds, Series F, 3/29/18(8)(9)(FRF)      2,892,750            62,090
------------------------------------------------------------------------------------------------------------------
Mexico--1.2%
United Mexican States Bonds:
5.01%, 12/31/19(DEM)                                                                   1,200,000           469,822
11.50%, 5/15/26                                                                          475,000           606,338
Series MTN, 8.30%, 8/15/31                                                             3,315,000         3,265,275
------------------------------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par Bonds,
Series B, 6.25%, 12/31/19                                                                 20,000            18,525
                                                                                                       -----------
                                                                                                         4,359,960
------------------------------------------------------------------------------------------------------------------
Peru--0.4%
Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(11)                           2,756,000         1,482,453
------------------------------------------------------------------------------------------------------------------
Philippines--1.0%
Philippines (Republic of) Nts.:
9.875%, 3/16/10                                                                          930,000           964,875
10.625%, 3/16/25                                                                       1,210,000         1,188,825
------------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Unsec. Bonds, 9.875%, 1/15/19                                  815,000           777,306
------------------------------------------------------------------------------------------------------------------
Philippines (Republic of) Unsec. Unsub. Bonds, 9.375%, 12/7/06(1)(EUR)                   470,000           428,950
                                                                                                       -----------
                                                                                                         3,359,956
------------------------------------------------------------------------------------------------------------------
Poland--0.8%
Poland (Republic of) Bonds, Series 0506, 8.50%, 5/12/06(PLZ)                          10,830,000         2,636,117
------------------------------------------------------------------------------------------------------------------
Portugal--0.1%
Portugal (Republic of) Obrig Do Tes Medio Prazo
Unsec. Unsub. Bonds, 5.85%, 5/20/10(EUR)                                                 350,000           326,942
------------------------------------------------------------------------------------------------------------------
Russia--4.0%
Russian Federation Unsec. Unsub. Nts.:
8.25%, 3/31/10(10)                                                                       417,366           364,152
10%, 6/26/07(10)                                                                       2,395,000         2,371,050
------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Bonds, 8.25%, 3/31/10(10)                                    1,835,000         1,601,038
------------------------------------------------------------------------------------------------------------------
Russian Federation Unsub. Nts., 5%, 3/31/30(2)(10)                                    15,321,875         8,905,840
------------------------------------------------------------------------------------------------------------------
Russian Ministry of Finance Unsec. Debs., Series IV, 3%, 5/14/03                         765,000           693,521
                                                                                                       -----------
                                                                                                        13,935,601

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                 Principal        Market Value
                                                                                 Amount           See Note 1
--------------------------------------------------------------------------------------------------------------
Spain--0.2%
Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado, 5.40%, 7/30/11(EUR)   910,000        $   823,544
--------------------------------------------------------------------------------------------------------------
Sweden--0.1%
Sweden (Kingdom of) Bonds, Series 1037, 8%, 8/15/07(SEK)                          2,630,000            286,199
--------------------------------------------------------------------------------------------------------------
The Netherlands--0.4%
Netherlands (Government of The) Bonds, 5.50%, 7/15/10(EUR)                        1,610,000          1,481,568
--------------------------------------------------------------------------------------------------------------
Turkey--0.2%
Turkey (Republic of) Bonds, 11.75%, 6/15/10(10)                                     260,000            255,450
--------------------------------------------------------------------------------------------------------------
Turkey (Republic of) Sr. Unsec. Unsub. Nts., 11.875%, 1/15/30(10)                   295,000            285,413
--------------------------------------------------------------------------------------------------------------
Turkey (Republic of) Sr. Unsub. Bonds, 12.375%, 6/15/09                             230,000            232,875
                                                                                                   -----------
                                                                                                       773,738
--------------------------------------------------------------------------------------------------------------
Ukraine--0.4%
Ukraine (Republic of) Sr. Unsec. Nts., 11%, 3/15/07                               1,485,200          1,419,109
--------------------------------------------------------------------------------------------------------------
Venezuela--0.4%
Venezuela (Republic of) Bonds, 9.25%, 9/15/27                                     1,305,000            825,413
--------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Series DL, 2.875%, 12/18/07(2)                       869,751            632,744
                                                                                                   -----------
                                                                                                     1,458,157
                                                                                                   -----------
Total Foreign Government Obligations (Cost $77,982,060)                                             82,372,753
==============================================================================================================
Loan Participations--0.3%
--------------------------------------------------------------------------------------------------------------
Algeria (Republic of) Trust III Nts., Tranche 3, 0.938%, 3/4/10(1)(2)(JPY)       26,651,526            159,760
--------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of) Loan Participation Agreement,
Tranche A, 2.781%, 1/1/09(1)(2)                                                     285,535            254,127
--------------------------------------------------------------------------------------------------------------
PT Bank Ekspor Impor Indonesia Nts., Series 4 yr., 7.031%, 8/28/02(1)(2)            300,000            291,750
--------------------------------------------------------------------------------------------------------------
Shoshone Partners Loan Trust Sr. Nts., 4.03%, 4/28/02
(representing a basket of reference loans and a total return swap
between Chase Manhattan Bank and the Trust)(1)(2)                                   750,000            331,302
                                                                                                   -----------
Total Loan Participations (Cost $1,468,961)                                                          1,036,939
==============================================================================================================
Corporate Bonds and Notes--36.5%
--------------------------------------------------------------------------------------------------------------
Aerospace/Defense--0.3%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts., 5/15/11                      300,000            313,500
--------------------------------------------------------------------------------------------------------------
BE Aerospace, Inc., 8.875% Sr. Unsec. Sub. Nts., 5/1/11                             400,000            342,000
--------------------------------------------------------------------------------------------------------------
Fairchild Corp., 10.75% Sr. Unsec. Sub. Nts., 4/15/09                               550,000            189,750
--------------------------------------------------------------------------------------------------------------
SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07              200,000            140,000
                                                                                                   -----------
                                                                                                       985,250
--------------------------------------------------------------------------------------------------------------
Chemicals--0.9%
Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11(3)                         250,000            260,625
--------------------------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09                                                400,000            386,000
10.125% Sr. Unsec. Sub. Nts., 7/1/09(EUR)                                           300,000            235,733
Zero Coupon Sr. Unsec. Disc. Nts., 13.09%, 12/31/09(11)                             750,000            191,250
--------------------------------------------------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Bonds, 12/15/09(3)                                      200,000            201,000
--------------------------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08(3)                                                        300,000            298,500
9.625% Sr. Sec. Nts., Series A, 5/1/07                                              400,000            405,000
10.875% Sr. Sub. Nts., 5/1/09(6)                                                    300,000            278,250

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                   Principal      Market Value
                                                                                   Amount         See Note 1
--------------------------------------------------------------------------------------------------------------

Chemicals  (continued)
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                $111,000         $  110,445
--------------------------------------------------------------------------------------------------------------
OM Group, Inc., 9.25% Sr. Sub. Nts., 12/15/11(3)                                    200,000            205,000
--------------------------------------------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25% Sec. Nts., 10/15/07(8)(9)                         175,000             74,375
--------------------------------------------------------------------------------------------------------------
Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07(8)(9)                   250,000             71,562
--------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07(8)                   500,000            147,500
--------------------------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.75% Sr. Unsec. Sub. Nts., 8/15/06(8)                                             540,000             40,500
12.375% Sr. Sec. Nts., Series B, 7/15/06(8)                                         500,000            417,500
                                                                                                    ----------
                                                                                                     3,323,240
--------------------------------------------------------------------------------------------------------------
Consumer Non-Durables--0.6%
AKI Holdings Corp., 0%/13.50% Sr. Disc. Debs., 7/1/09(1)(12)                        150,000             75,750
--------------------------------------------------------------------------------------------------------------
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                                           100,000             95,500
--------------------------------------------------------------------------------------------------------------
Galey & Lord, Inc., 9.125% Sr. Unsec. Sub. Nts., 3/1/08                             400,000             81,000
--------------------------------------------------------------------------------------------------------------
Globe Manufacturing Corp., 10% Sr. Unsec. Sub. Nts., Series B, 8/1/08(1)(8)(9)      315,000                 --
--------------------------------------------------------------------------------------------------------------
Holmes Products Corp., 9.875% Sr. Unsec. Sub. Nts., Series B, 11/15/07(1)           200,000             69,500
--------------------------------------------------------------------------------------------------------------
Phillips-Van Heusen Corp., 9.50% Sr. Unsec. Sub. Nts., 5/1/08(1)                    200,000            205,000
--------------------------------------------------------------------------------------------------------------
Playtex Products, Inc., 9.375% Sr. Unsec. Sub. Nts., 6/1/11                         500,000            530,000
--------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9% Sr. Nts., 11/1/06                                800,000            552,000
--------------------------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                                 425,000            418,625
--------------------------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08(1)(8)(9)              70,000                 --
                                                                                                    ----------
                                                                                                     2,027,375
--------------------------------------------------------------------------------------------------------------
Energy--2.5%
AEI Resources, Inc., 11.50% Sr. Sub. Nts., 12/15/06(1)(8)(9)                        250,000             28,750
--------------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp., 8.125% Sr. Unsec. Nts., 4/1/11                             700,000            682,500
--------------------------------------------------------------------------------------------------------------
Clark Refining & Marketing, Inc., 8.875% Sr. Sub. Nts., 11/15/07                    200,000            163,000
--------------------------------------------------------------------------------------------------------------
Denbury Management, Inc., 9% Sr. Sub. Nts., 3/1/08                                  400,000            377,000
--------------------------------------------------------------------------------------------------------------
Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11                                        400,000            410,000
--------------------------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09(1)                                    400,000            426,000
--------------------------------------------------------------------------------------------------------------
Grant Geophysical, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/15/08(1)                560,000            394,800
--------------------------------------------------------------------------------------------------------------
Hanover Equipment Trust, 8.50% Sr. Sec. Nts., Trust 2001, Cl. A, 9/1/08(3)          500,000            522,500
--------------------------------------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts., 8/1/08(3)                  750,000            765,000
--------------------------------------------------------------------------------------------------------------
Leviathan Gas Pipeline Partners LP/Leviathan Finance Corp.,
10.375% Sr. Unsec. Sub. Nts., Series B, 6/1/09                                      400,000            426,000
--------------------------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                                   700,000            612,500
--------------------------------------------------------------------------------------------------------------
P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                    403,000            434,232
--------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.50% Sr. Sub. Nts., 9/15/27                                   625,000            662,500
--------------------------------------------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub. Nts., Series B, 5/15/07                          370,000            380,175
--------------------------------------------------------------------------------------------------------------
RAM Energy, Inc., 11.50% Sr. Unsec. Nts., 2/15/08                                   900,000            670,500
--------------------------------------------------------------------------------------------------------------
SESI LLC, 8.875% Sr. Unsec. Nts., 5/15/11                                           500,000            472,500
--------------------------------------------------------------------------------------------------------------
Statia Terminals International NV/Statia Terminals (Canada), Inc.,
11.75% First Mtg. Nts., Series B, 11/15/03(1)                                       175,000            181,125
--------------------------------------------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07                                    270,000            276,750
--------------------------------------------------------------------------------------------------------------
Universal Compression Holdings, Inc., 0%/9.875% Sr. Disc. Nts., 2/15/08(12)         800,000            764,000
                                                                                                    ----------
                                                                                                     8,649,832

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                   Principal        Market Value
                                                                                   Amount           See Note 1
----------------------------------------------------------------------------------------------------------------

Financial--3.2%
AmeriCredit Corp., 9.875% Gtd. Sr. Nts., 4/15/06                                   $   600,000       $   567,000
----------------------------------------------------------------------------------------------------------------
AMRESCO, Inc.:
9.875% Sr. Sub. Nts., Series 98-A, 3/15/05(8)                                          300,000            76,500
10% Sr. Sub. Nts., Series 97-A, 3/15/04(8)                                             100,000            25,500
----------------------------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07(1)                                                7,000             7,455
----------------------------------------------------------------------------------------------------------------
Conseco, Inc., 10.75% Sr. Unsec. Nts., 6/15/08                                         300,000           134,700
----------------------------------------------------------------------------------------------------------------
Development Bank of Japan (The), 1.75% Unsec. Nts., 6/21/10(JPY)                    20,000,000           159,309
----------------------------------------------------------------------------------------------------------------
Finova Group, Inc. (The), 7.50% Nts., 11/15/09                                         500,000           212,500
----------------------------------------------------------------------------------------------------------------
Fuji JGB Investment LLC:
9.87% Non-Cum. Bonds, Series A, 12/31/49(2)                                            165,000           127,520
9.87% Non-Cum. Bonds, Series A, 12/31/49(2)(3)                                       1,325,000         1,024,028
----------------------------------------------------------------------------------------------------------------
Gold Eagle Capital Ltd., 7.981% Sec. Nts., 4/8/02(1)(2)                                500,000           503,750
----------------------------------------------------------------------------------------------------------------
Hanvit Bank:
12.75% Unsec. Sub. Nts., 3/1/10(2)(3)                                                  115,000           128,194
12.75% Unsec. Sub. Nts., 3/1/10(2)                                                     710,000           791,458
----------------------------------------------------------------------------------------------------------------
IBJ Preferred Capital Co. (The) LLC:
8.79% Bonds, 12/29/49(2)(3)                                                          1,725,000         1,262,643
8.79% Non-Cum. Bonds, Series A, 12/29/49(2)                                            105,000            76,857
----------------------------------------------------------------------------------------------------------------
IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09(3)                               400,000           402,000
----------------------------------------------------------------------------------------------------------------
IStar Financial, Inc., 8.75% Sr. Unsec. Nts., 8/15/08                                  200,000           200,387
----------------------------------------------------------------------------------------------------------------
KFW International Finance, Inc., 1.75% Bonds, 3/23/10(JPY)                          11,000,000            89,361
----------------------------------------------------------------------------------------------------------------
Korea Exchange Bank:
13.75% Unsec. Sub. Bonds, 6/30/10(2)                                                   540,000           604,800
13.75% Unsec. Unsub. Bonds, 6/30/10(2)(3)                                               30,000            33,703
----------------------------------------------------------------------------------------------------------------
LaBranche & Co., Inc., 12% Sr. Unsec. Sub. Nts., 3/2/07                                200,000           229,000
----------------------------------------------------------------------------------------------------------------
Local Financial Corp., 11% Sr. Nts., 9/8/04(1)                                         150,000           159,750
----------------------------------------------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27(1)                                 150,000           120,750
----------------------------------------------------------------------------------------------------------------
Ocwen Financial Corp., 11.875% Nts., 10/1/03                                           150,000           148,500
----------------------------------------------------------------------------------------------------------------
Oesterreichische Kontrollbank AG, 1.80% Unsec. Nts., 3/22/10(JPY)                  163,000,000         1,328,775
----------------------------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Sec. Nts., 3/29/04(1)(8)(9)                  90,000             2,250
----------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 9.125% Unsec. Unsub. Nts., 10/13/10              1,750,000         1,859,375
----------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 9.75% Sr. Sec. Nts., Series B, 4/1/08(1)     245,000           238,875
----------------------------------------------------------------------------------------------------------------
SBS Agro Finance BV, 10.25% Bonds, 7/21/00(1)(8)(9)                                    339,000            15,255
----------------------------------------------------------------------------------------------------------------
Tokai Preferred Capital Co. LLC, 9.98% Non-Cum. Bonds, Series A, 12/29/49(2)(3)        680,000           593,052
                                                                                                     -----------
                                                                                                      11,123,247
----------------------------------------------------------------------------------------------------------------
Food & Drug--0.4%
Family Restaurants, Inc., 9.75% Sr. Nts., 2/1/02(1)(8)(9)                              500,000            22,500
----------------------------------------------------------------------------------------------------------------
Fleming Cos., Inc.:
10.125% Sr. Unsec. Nts., 4/1/08                                                        400,000           406,000
10.625% Sr. Sub. Nts., 7/31/07                                                         300,000           288,000
10.625% Sr. Sub. Nts., Series B, 7/31/07                                               500,000           480,000
----------------------------------------------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub. Nts., 10/15/07                                     200,000           197,500
----------------------------------------------------------------------------------------------------------------
Shoppers Food Warehouse Corp., 9.75% Sr. Nts., 6/15/04                                 155,000           162,064
                                                                                                     -----------
                                                                                                       1,556,064

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                         Principal     Market Value
                                                                                         Amount        See Note 1
-------------------------------------------------------------------------------------------------------------------

Food/Tobacco--0.9%
Aurora Foods, Inc., 8.75% Sr. Sub. Nts., Series B, 7/1/08                                $  300,000      $  274,500
-------------------------------------------------------------------------------------------------------------------
Del Monte Corp., 9.25% Sr. Unsec. Sub. Nts., 5/15/11                                        300,000         315,000
-------------------------------------------------------------------------------------------------------------------
Doane Pet Care Co., 9.75% Sr. Unsec. Sub. Nts., 5/15/07(1)                                  400,000         330,000
-------------------------------------------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr. Nts., 12/15/11                     400,000         403,000
-------------------------------------------------------------------------------------------------------------------
Packaged Ice, Inc., 9.75% Sr. Unsec. Nts., Series B, 2/1/05                                 200,000         145,000
-------------------------------------------------------------------------------------------------------------------
Smithfield Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08(1)                             400,000         394,000
-------------------------------------------------------------------------------------------------------------------
Sparkling Spring Water Group Ltd., 11.50% Sr. Sec. Sub. Nts., 11/15/07(1)                   200,000         155,000
-------------------------------------------------------------------------------------------------------------------
United Biscuits Finance plc, 10.75% Sr. Sub. Nts., 4/15/11(GBP)                             400,000         652,019
-------------------------------------------------------------------------------------------------------------------
Winn-Dixie Stores, Inc., 8.875% Sr. Nts., 4/1/08                                            400,000         384,000
                                                                                                         ----------
                                                                                                          3,052,519
-------------------------------------------------------------------------------------------------------------------
Forest Products/Containers--1.2%
Ainsworth Lumber Co. Ltd., 12.50% Sr. Nts., 7/15/07(13)                                     400,000         398,000
-------------------------------------------------------------------------------------------------------------------
Ball Corp.:
7.75% Sr. Unsec. Nts., 8/1/06(1)                                                            125,000         133,750
8.25% Sr. Unsec. Sub. Nts., 8/1/08(1)                                                       125,000         132,500
-------------------------------------------------------------------------------------------------------------------
Consumers International, Inc., 10.25% Sr. Sec. Nts., 4/1/05(1)(8)(9)                        250,000          96,250
-------------------------------------------------------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04                                              900,000         166,500
-------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr. Unsec. Nts., Series B, 6/15/07                           600,000         510,000
-------------------------------------------------------------------------------------------------------------------
Packaging Corp. of America, 9.625% Sr. Unsec. Sub. Nts., 4/1/09                             750,000         825,000
-------------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.625% Sr. Unsec. Nts., 8/1/07                                                             750,000         791,250
10.875% Sr. Sub. Nts., 4/1/08                                                               250,000         255,000
-------------------------------------------------------------------------------------------------------------------
Stone Container Corp.:
9.25% Sr. Unsec. Nts., 2/1/08                                                               200,000         212,000
9.75% Sr. Unsec. Nts., 2/1/11                                                               400,000         427,000
-------------------------------------------------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr. Nts., 11/15/07                                          300,000         202,500
                                                                                                         ----------
                                                                                                          4,149,750
-------------------------------------------------------------------------------------------------------------------
Gaming/Leisure--3.1%
Aztar Corp., 9% Sr. Sub. Nts., 8/15/11(3)                                                   850,000         879,750
-------------------------------------------------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07                                             275,000         231,687
-------------------------------------------------------------------------------------------------------------------
Felcor Lodging LP, 8.50% Sr. Nts., 6/1/11                                                   406,000         391,790
-------------------------------------------------------------------------------------------------------------------
Florida Panthers Holdings, Inc., 9.875% Sr. Sub. Nts., 4/15/09(1)                           450,000         465,750
-------------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 11.25% Sr. Sec. Nts., 5/1/07                                        250,000         271,562
-------------------------------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 2/15/07                         325,000         282,750
-------------------------------------------------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07                                         425,000         453,156
-------------------------------------------------------------------------------------------------------------------
Host Marriott LP, 9.50% Sr. Nts., 1/15/07(3)                                                400,000         402,500
-------------------------------------------------------------------------------------------------------------------
Intrawest Corp., 9.75% Sr. Nts., 8/15/08                                                    350,000         343,000
-------------------------------------------------------------------------------------------------------------------
Jupiters Ltd., 8.50% Sr. Unsec. Nts., 3/1/06                                                400,000         402,000
-------------------------------------------------------------------------------------------------------------------
Mandalay Resort Group, 10.25% Sr. Unsec. Sub. Nts., Series B, 8/1/07                        650,000         677,625
-------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Corp.
8.75% Sr. Unsec. Sub. Nts., 8/15/07                                                         325,000         273,812
9.125% Sr. Nts., 1/15/11                                                                    600,000         567,000
-------------------------------------------------------------------------------------------------------------------
Meristar Hospitality Operating Partnership/Finance Corp. II, 10.50% Sr. Nts., 6/15/09(3)    400,000         402,500
-------------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 8.375% Sr. Unsec. Sub. Nts., 2/1/11(6)                                  1,200,000       1,191,000

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                         Principal    Market Value
                                                                                         Amount       See Note 1
------------------------------------------------------------------------------------------------------------------

Gaming/Leisure (continued)
Mohegan Tribal Gaming Authority:
8.125% Sr. Nts., 1/1/06(1)                                                               $300,000      $   309,750
8.375% Sr. Sub. Nts., 7/1/11                                                              600,000          621,000
8.75% Sr. Unsec. Sub. Nts., 1/1/09                                                        700,000          728,000
------------------------------------------------------------------------------------------------------------------
Premier Cruise Ltd., 11% Sr. Nts., 3/15/08(1)(8)(9)                                       250,000               --
------------------------------------------------------------------------------------------------------------------
Premier Parks, Inc.:
0%/10% Sr. Disc. Nts., 4/1/08(12)                                                         450,000          385,875
9.25% Sr. Nts., 4/1/06                                                                    100,000          101,000
9.75% Sr. Nts., 6/15/07                                                                   100,000          104,875
------------------------------------------------------------------------------------------------------------------
Six Flags Entertainment Corp., 8.875% Sr. Nts., 4/1/06(1)                                 200,000          202,000
------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.875% Sr. Unsec. Sub. Nts., 7/1/10                                800,000          817,000
------------------------------------------------------------------------------------------------------------------
Trump Atlantic City Associates/Trump Atlantic City Funding, Inc.,
11.25% First Mtg. Nts., 5/1/06                                                             25,000           16,000
------------------------------------------------------------------------------------------------------------------
Vail Resorts, Inc., 8.75% Sr. Sub. Nts., 5/15/09(3)                                       200,000          195,000
------------------------------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 12.25% Mtg. Nts., 11/15/04              250,000          251,250
                                                                                                       -----------
                                                                                                        10,967,632
------------------------------------------------------------------------------------------------------------------
Healthcare--1.6%
Beverly Enterprises, Inc., 9.625% Sr. Unsec. Nts., 4/15/09                                800,000          844,000
------------------------------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc., 13.50% Sr. Sub. Nts., Series B, 10/1/09   227,500          274,137
------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08                              900,000          904,500
------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust III, 7.375% Nts., 2/1/08(DEM)                         25,000           11,211
------------------------------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust IV, 7.875% Trust Preferred Nts., 6/15/11             600,000          600,000
------------------------------------------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.:
8.75% Sr. Nts., 11/15/08(1)                                                               200,000          225,000
9.75% Sr. Nts., 11/15/08(3)                                                               350,000          393,750
------------------------------------------------------------------------------------------------------------------
Kinetic Concepts, Inc., 9.625% Sr. Unsec. Sub. Nts., Series B, 11/1/07(1)                 250,000          248,750
------------------------------------------------------------------------------------------------------------------
Magellan Health Services, Inc.:
9% Sr. Sub. Nts., 2/15/08                                                                 600,000          537,000
9.375% Sr. Nts., 11/15/07(3)                                                              700,000          714,000
------------------------------------------------------------------------------------------------------------------
Triad Hospitals, Inc., 8.75% Sr. Unsec. Nts., Series B, 5/1/09                            400,000          419,000
------------------------------------------------------------------------------------------------------------------
VanGuard Health Systems, Inc., 9.75% Sr. Sub. Nts., 8/1/11(3)                             300,000          316,500
                                                                                                       -----------
                                                                                                         5,487,848
------------------------------------------------------------------------------------------------------------------
Housing--1.4%
Ainsworth Lumber Co. Ltd., 13.875% Sr. Sec. Nts., 7/15/07(3)                              400,000          416,000
------------------------------------------------------------------------------------------------------------------
CB Richard Ellis Services, Inc., 11.25% Sr. Unsec. Sub. Nts., 6/15/11                     500,000          430,000
------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc.:
7.875% Sr. Nts., 8/15/11                                                                  300,000          294,000
9.375% Sr. Unsec. Sub. Nts., 3/15/11                                                      400,000          412,000
9.75% Sr. Sub. Nts., 9/15/10                                                              400,000          414,000
------------------------------------------------------------------------------------------------------------------
Del Webb Corp., 10.25% Sr. Unsec. Sub. Nts., 2/15/10                                      300,000          323,250
------------------------------------------------------------------------------------------------------------------
Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B, 3/1/09                             200,000           61,000
------------------------------------------------------------------------------------------------------------------
KB Home:
7.75% Sr. Nts., 10/15/04(1)                                                               300,000          306,000
8.65% Sr. Sub. Nts., 12/15/08                                                             250,000          252,500
9.50% Sr. Unsec. Sub. Nts., 2/15/11                                                       400,000          410,000

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                 Principal   Market Value
                                                                                 Amount      See Note 1
---------------------------------------------------------------------------------------------------------

Housing (continued)
Lennar Corp., 9.95% Sr. Unsec. Nts., Series B, 5/1/10                            $ 500,000     $  553,750
---------------------------------------------------------------------------------------------------------
Nortek, Inc.:
9.125% Sr. Unsec. Nts., Series B, 9/1/07                                           650,000        663,000
9.25% Sr. Nts., Series B, 3/15/07                                                  150,000        153,750
9.875% Sr. Unsec. Sub. Nts., 6/15/11                                               250,000        248,750
                                                                                               ----------
                                                                                                4,938,000
---------------------------------------------------------------------------------------------------------
Information Technology--1.3%
Amkor Technology, Inc.:
9.25% Sr. Unsec. Nts., 5/1/06                                                      700,000        672,000
9.25% Sr. Unsec. Sub. Nts., 2/15/08                                                250,000        237,500
---------------------------------------------------------------------------------------------------------
ASAT Finance LLC, 12.50% Sr. Unsec. Nts., 11/1/06                                  162,500        111,312
---------------------------------------------------------------------------------------------------------
Cherokee International LLC, 10.50% Sr. Unsec. Sub. Nts., Series B, 5/1/09(1)       500,000        252,500
---------------------------------------------------------------------------------------------------------
ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts., Series B, 8/1/09      600,000        555,000
---------------------------------------------------------------------------------------------------------
Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05(1)    250,000        118,750
---------------------------------------------------------------------------------------------------------
Fairchild Semiconductor Corp.:
10.375% Sr. Unsec. Nts., 10/1/07                                                   500,000        523,750
10.50% Sr. Unsec. Sub. Nts., 2/1/09                                                300,000        320,250
---------------------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/08             505,000        520,150
---------------------------------------------------------------------------------------------------------
Flextronics International Ltd., 9.875% Sr. Unsec. Sub. Nts., 7/1/10                500,000        527,500
---------------------------------------------------------------------------------------------------------
Micron Technology, Inc., 6.50% Sub. Nts., 9/30/05                                1,000,000        900,000
                                                                                               ----------
                                                                                                4,738,712
---------------------------------------------------------------------------------------------------------
Manufacturing--1.1%
Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                                           300,000        322,500
---------------------------------------------------------------------------------------------------------
Agco Corp., 9.50% Sr. Unsec. Nts., 5/1/08                                          800,000        840,000
---------------------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                                            300,000        139,500
---------------------------------------------------------------------------------------------------------
Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09                            500,000        502,500
---------------------------------------------------------------------------------------------------------
Burke Industries, Inc., 10% Sr. Sub. Nts., 8/15/07(1)(8)                           150,000         12,750
---------------------------------------------------------------------------------------------------------
Eagle-Picher Industries, Inc., 9.375% Sr. Unsec. Sub. Nts., 3/1/08                 300,000        166,500
---------------------------------------------------------------------------------------------------------
Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08(1)(8)(9)                          500,000         12,500
---------------------------------------------------------------------------------------------------------
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07(1)              150,000        108,750
---------------------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07(1)                                       400,000         62,000
---------------------------------------------------------------------------------------------------------
International Utility Structures, Inc., 13% Unsec. Sub. Nts., 2/1/08(1)             71,000         13,490
---------------------------------------------------------------------------------------------------------
International Wire Group, Inc., 11.75% Sr. Sub. Nts., Series B, 6/1/05             125,000        103,125
---------------------------------------------------------------------------------------------------------
Jordan Industries, Inc., 10.375% Sr. Unsec. Nts., Series D, 8/1/07                 300,000        151,500
---------------------------------------------------------------------------------------------------------
Moll Industries, Inc., 10.50% Sr. Unsec. Sub. Nts., 7/1/08(1)                      200,000         37,000
---------------------------------------------------------------------------------------------------------
Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07(1)    540,000        475,200
---------------------------------------------------------------------------------------------------------
Terex Corp.:
8.875% Sr. Unsec. Sub. Nts., 4/1/08                                                250,000        247,500
8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08                                      100,000         99,000
9.25% Sr. Sub. Nts., 7/15/11(3)                                                    400,000        402,000
---------------------------------------------------------------------------------------------------------
Unifrax Investment Corp., 10.50% Sr. Nts., 11/1/03(1)                               50,000         50,250
                                                                                               ----------
                                                                                                3,746,065

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                  Principal     Market Value
                                                                                  Amount        See Note 1
------------------------------------------------------------------------------------------------------------

Media/Entertainment: Broadcasting--1.1%
Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07             $ 400,000       $  418,000
------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 7/1/08                           450,000          473,625
------------------------------------------------------------------------------------------------------------
Emmis Communications Corp.:
0%/12.50% Sr. Unsec. Disc. Nts. , 3/15/11(12)                                       700,000          427,000
8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09                                      600,000          577,500
------------------------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B, 7/1/11                      400,000          415,000
------------------------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07                                                       100,000          100,250
8.75% Sr. Sub. Nts., 12/15/11(3)                                                    300,000          301,500
9% Sr. Unsec. Sub. Nts., 7/15/07                                                    500,000          505,000
------------------------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub. Nts., 11/1/09             800,000          796,000
                                                                                                  ----------
                                                                                                   4,013,875
------------------------------------------------------------------------------------------------------------
Media/Entertainment: Cable/Wireless Video--3.5%
Adelphia Communications Corp.:
7.875% Sr. Unsec. Nts., 5/1/09                                                      350,000          322,438
8.375% Sr. Nts., Series B, 2/1/08                                                   100,000           93,125
9.25% Sr. Nts., 10/1/02                                                             385,000          389,331
9.375% Sr. Nts., 11/15/09                                                           500,000          483,125
10.25% Sr. Unsec. Sub. Nts., 6/15/11                                                600,000          601,500
10.50% Sr. Unsec. Nts., Series B, 7/15/04                                            70,000           70,612
10.875% Sr. Unsec. Nts., 10/1/10                                                    500,000          513,125
------------------------------------------------------------------------------------------------------------
Callahan Nordrhein-Westfalen GmbH, 14.125% Sr. Nts., 7/15/11(EUR)                   500,000          282,702
------------------------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter Communications Holdings CapitalCorp.:
0%/9.92% Sr. Unsec. Disc. Nts., 4/1/11(12)                                        1,750,000        1,275,313
8.25% Sr. Unsec. Nts., 4/1/07                                                       400,000          386,500
10% Sr. Nts., 4/1/09                                                                100,000          103,125
10% Sr. Unsec. Sub. Nts., 5/15/11                                                   600,000          613,500
10.75% Sr. Unsec. Nts., 10/1/09                                                   1,500,000        1,590,000
11.125% Sr. Unsec. Nts., 1/15/11                                                    500,000          532,500
------------------------------------------------------------------------------------------------------------
Classic Cable, Inc., 10.50% Sr. Sub. Nts., 3/1/10(8)                                200,000           51,000
------------------------------------------------------------------------------------------------------------
Comcast UK Cable Partner Ltd., 11.20% Sr. Unsec. Disc. Debs., 11/15/07              250,000          186,250
------------------------------------------------------------------------------------------------------------
Diamond Cable Communications plc, 11.75% Sr. Disc. Nts., 12/15/05                   750,000          198,750
------------------------------------------------------------------------------------------------------------
Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08                                        50,000           35,750
------------------------------------------------------------------------------------------------------------
EchoStar Broadband Corp., 10.375% Sr. Unsec. Nts., 10/1/07                          800,000          842,000
------------------------------------------------------------------------------------------------------------
EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09                                  945,000          978,075
------------------------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09                   400,000          424,000
------------------------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts., 1/15/13                 600,000          625,500
------------------------------------------------------------------------------------------------------------
NTL Communications Corp.,0%/9.75% Sr. Unsec. Nts., Series B, 4/15/09(12)(GBP )      775,000          273,524
------------------------------------------------------------------------------------------------------------
NTL, Inc.,0%/10.75% Sr. Unsec. Unsub. Nts., Series B, 4/1/08(12)(GBP)               200,000           78,592
------------------------------------------------------------------------------------------------------------
Rogers Cablesystems Ltd.,10% Second Priority Sr. Sec. Debs., 12/1/07                200,000          217,000
------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 8.75% Sr. Nts., 7/15/07CAD                             400,000          249,327
------------------------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.25% Sr. Disc. Nts., 4/15/09(12)                                                600,000          266,250
0%/9.875% Sr. Disc. Nts., 4/15/09(12)(GBP)                                          425,000          265,974
0%/11.375% Sr. Disc. Nts., 2/1/10(12)                                               300,000          117,000
------------------------------------------------------------------------------------------------------------
United International Holdings, Inc.,0%/10.75% Sr. Disc. Nts., Series B,
2/15/08(12)                                                                         770,000          227,150

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                             Principal       Market Value
                                                                             Amount          See Note 1
---------------------------------------------------------------------------------------------------------

Media/Entertainment: Cable/Wireless Video (continued)
United Pan-Europe Communications NV:
0%/13.375% Sr. Unsec. Disc. Nts., Series B, 11/1/09(12)                      $   500,000      $    42,500
0%/13.75% Sr. Unsec. Disc. Nts., Series B, 2/1/10(12)                            200,000           17,000
10.875% Sr. Nts., 8/1/09(EUR)                                                    500,000           70,119
11.25% Sr. Nts., Series B, 11/1/09(EUR)                                          250,000           35,060
                                                                                              -----------
                                                                                               12,457,717
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Diversified Media--0.9%
Adelphia Communications Corp., 10.25% Sr. Unsec. Nts., 11/1/06                   900,000          922,500
---------------------------------------------------------------------------------------------------------
AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11                      500,000          488,125
---------------------------------------------------------------------------------------------------------
Key3Media Group, Inc., 11.25% Sr. Sub. Nts., 6/15/11                             500,000          422,500
---------------------------------------------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                                                    150,000          157,125
9.625% Sr. Unsec. Sub. Nts., 12/1/06                                              50,000           52,438
---------------------------------------------------------------------------------------------------------
Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08                600,000          471,000
---------------------------------------------------------------------------------------------------------
Penton Media, Inc., 10.375% Sr. Unsec. Sub. Nts., 6/15/11                        600,000          345,000
---------------------------------------------------------------------------------------------------------
WRC Media, Inc./Weekly Reader Corp./Compass Learning Corp.,
12.75% Sr. Sub. Nts., 11/15/09                                                   500,000          503,750
                                                                                              -----------
                                                                                                3,362,438
---------------------------------------------------------------------------------------------------------
Media/Entertainment: Telecommunications--1.9%
360networks, Inc., 13% Sr. Unsec. Nts., 5/1/08(1)(8)(EUR)                        250,000               22
---------------------------------------------------------------------------------------------------------
Adelphia Business Solutions, Inc., 12% Sr. Sub. Nts., 11/1/07                    200,000            3,000
---------------------------------------------------------------------------------------------------------
Allegiance Telecom, Inc., 0%/11.75% Sr. Unsec. Disc. Nts., Series B, 2/15/08(12) 800,000          356,000
---------------------------------------------------------------------------------------------------------
COLO. com, Inc., 13.875% Sr. Nts., 3/15/10(1)(8)(9)                              400,000           10,000
---------------------------------------------------------------------------------------------------------
COLT Telecom Group plc:
7.625% Bonds, 7/31/08(DEM)                                                       500,000          167,306
12% Sr. Unsec. Disc. Nts., 12/15/06(1)                                           400,000          354,000
---------------------------------------------------------------------------------------------------------
Concentric Network Corp., 12.75% Sr. Unsec. Nts., 12/15/07(8)                     80,000            9,200
---------------------------------------------------------------------------------------------------------
Covad Communications Group, Inc., 0%/13.50% Sr. Disc. Nts.,
3/15/08(1)(8)(9)(12)                                                             800,000          124,000
---------------------------------------------------------------------------------------------------------
Dobson Communications Corp., 10.875% Sr. Unsec. Nts., 7/1/10                     400,000          415,000
---------------------------------------------------------------------------------------------------------
Equinix, Inc., 13% Sr. Unsec. Nts., 12/1/07(1)                                   200,000           68,000
---------------------------------------------------------------------------------------------------------
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09(8)(9)(EUR)                400,000           62,328
---------------------------------------------------------------------------------------------------------
FirstWorld Communications, Inc., 0%/13% Sr. Disc. Nts., 4/15/08(1)(12)           250,000               25
---------------------------------------------------------------------------------------------------------
FLAG Telecom Holdings Ltd., 11.625% Sr. Nts., 3/30/10(EUR)                       150,000           56,095
---------------------------------------------------------------------------------------------------------
Focal Communications Corp.:
0%/12.125% Sr. Unsec. Disc. Nts., 2/15/08(12)                                     80,000           22,800
11.875% Sr. Unsec. Nts., Series B, 1/15/10                                        75,000           31,125
---------------------------------------------------------------------------------------------------------
Global Crossing Holdings Ltd., 8.70% Sr. Unsec. Nts., 8/1/07(8)                  200,000           19,000
---------------------------------------------------------------------------------------------------------
Global TeleSystems, Inc., 10.50% Sr. Unsec. Bonds, 12/1/06(1)(8)(9)(EUR)         250,000           20,034
---------------------------------------------------------------------------------------------------------
Globix Corp., 12.50% Sr. Unsec. Nts., 2/1/10(8)                                  300,000           61,500
---------------------------------------------------------------------------------------------------------
Intermedia Communications, Inc.,0%/12.25% Sr. Disc. Nts., Series B, 3/1/09(12)   500,000          448,125
---------------------------------------------------------------------------------------------------------
International CableTel, Inc., 11.50% Sr. Deferred Coupon Nts., Series B, 2/1/06  500,000          177,500
---------------------------------------------------------------------------------------------------------
Jazztel plc, 13.25% Sr. Unsec. Nts., 12/15/09(EUR)                               300,000          105,512
---------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc.,0%/12.50% Sr. Unsec. Disc. Nts., 2/15/08(12)          900,000           40,500
---------------------------------------------------------------------------------------------------------
KPNQwest BV, 8.875% Sr. Nts., 2/1/08(1)(EUR)                                     400,000          181,642
---------------------------------------------------------------------------------------------------------
Leap Wireless International, Inc., 0%/14.50% Sr. Unsec. Disc. Nts.,
4/15/10(12)                                                                    1,000,000          360,000
---------------------------------------------------------------------------------------------------------
Level 3 Communications, Inc., 0%/10.50% Sr. Disc. Nts., 12/1/08(12)            2,000,000          570,000

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                               Principal        Market Value
                                                                               Amount           See Note 1
------------------------------------------------------------------------------------------------------------

Media/Entertainment: Telecommunications (continued)
Metromedia Fiber Network, Inc.:
10% Sr. Nts., 12/15/09                                                         $    400,000      $   118,000
10% Sr. Unsec. Nts., Series B, 11/15/08                                             400,000          118,000
------------------------------------------------------------------------------------------------------------
Metromedia International Group, Inc., 3.728% Sr. Unsec. Disc. Nts.,
9/30/07(1)(2)                                                                       503,059          223,861
------------------------------------------------------------------------------------------------------------
NorthPoint Communications Group, Inc., 12.875% Nts., 2/15/10(8)(9)                  350,000           73,500
------------------------------------------------------------------------------------------------------------
Ntelos, Inc., 13% Sr. Nts., 8/15/10(1)                                              450,000          326,250
------------------------------------------------------------------------------------------------------------
OpTel, Inc., 13% Sr. Nts., Series B, 2/15/05(1)(8)(9)                               100,000           45,500
------------------------------------------------------------------------------------------------------------
PSINet, Inc.:
10.50% Sr. Unsec. Nts., 12/1/06(1)(8)(9)(EUR)                                       100,000            6,233
11% Sr. Nts., 8/1/09(8)                                                             300,000           24,000
------------------------------------------------------------------------------------------------------------
RCN Corp., 10.125% Sr. Unsec. Nts., 1/15/10                                         357,000          149,940
------------------------------------------------------------------------------------------------------------
Rhythms NetConnections, Inc., 14% Sr. Unsec. Nts., Series B, 2/15/10(8)             500,000           42,500
------------------------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(CAD)                                340,000          202,790
------------------------------------------------------------------------------------------------------------
Tele1 Europe BV, 11.875% Sr. Nts., 12/1/09(EUR)                                     500,000          149,142
------------------------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07(1)(8)(9)                                   500,000            2,500
------------------------------------------------------------------------------------------------------------
Time Warner Telecom LLC/Time Warner Telecom, Inc., 9.75% Sr. Nts., 7/15/08          100,000           80,750
------------------------------------------------------------------------------------------------------------
Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub. Nts., 2/1/11                     600,000          484,500
------------------------------------------------------------------------------------------------------------
Triton PCS, Inc., 8.75% Sr. Sub. Nts., 11/15/11(3)                                  500,000          502,500
------------------------------------------------------------------------------------------------------------
Viatel, Inc., 11.25% Sr. Sec. Nts., 4/15/08(1)(8)                                   500,000            1,875
------------------------------------------------------------------------------------------------------------
Williams Communications Group, Inc.:
10.875% Sr. Unsec. Nts., 10/1/09                                                    300,000          124,500
11.875% Sr. Unsec. Nts., 8/1/10                                                     300,000          124,500
------------------------------------------------------------------------------------------------------------
Winstar Communications, Inc., 12.75% Sr. Nts., 4/15/10(1)(8)(9)                     250,000              938
------------------------------------------------------------------------------------------------------------
XO Communications, Inc.:
0%/12.25% Sr. Unsec. Disc. Nts., 6/1/09(8)(12)                                      400,000           34,000
9% Sr. Unsec. Nts., 3/15/08(8)                                                      250,000           31,250
9.625% Sr. Nts., 10/1/07(8)                                                         200,000           25,000
10.75% Sr. Unsec. Nts., 11/15/08(8)                                                 300,000           37,500
                                                                                                 -----------
                                                                                                   6,592,243
------------------------------------------------------------------------------------------------------------
Media/Entertainment: Wireless Communications--4.1%
Alamosa Delaware, Inc., 12.50% Sr. Unsec. Nts., 2/1/11                              400,000          410,000
------------------------------------------------------------------------------------------------------------
American Cellular Corp., 9.50% Sr. Sub. Nts., 10/15/09                              850,000          828,750
------------------------------------------------------------------------------------------------------------
American Tower Corp., 9.375% Sr. Nts., 2/1/09                                     1,000,000          810,000
------------------------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14% Sr. Unsec. Disc. Nts., 10/1/07(1)(8)(12)         400,000              500
------------------------------------------------------------------------------------------------------------
Crown Castle International Corp.:
0%/10.375% Sr. Disc. Nts., 5/15/11(12)                                              500,000          312,500
0%/10.625% Sr. Unsec. Disc. Nts., 11/15/07(12)                                      500,000          422,500
9.375% Sr. Nts., 8/1/11                                                             400,000          369,000
------------------------------------------------------------------------------------------------------------
Horizon PCS, Inc., 0%/14% Sr. Unsec. Sub. Nts., 10/1/10(12)                       1,000,000          520,000
------------------------------------------------------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10(12)                               300,000          199,500
------------------------------------------------------------------------------------------------------------
Leap Wireless International, Inc., 12.50% Sr. Nts., 4/15/10                         275,000          210,375
------------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06                          300,000          166,500
------------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts., Series B, 10/15/07(1)(12)(CAD)                           300,000          115,110
14% Sr. Disc. Nts., Series B, 6/1/06                                                300,000          257,250
------------------------------------------------------------------------------------------------------------
Millicom International Cellular SA, 13.50% Sr. Disc. Nts., 6/1/06                   410,000          272,650

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                             Principal       Market Value
                                                                             Amount          See Note 1
---------------------------------------------------------------------------------------------------------

Media/Entertainment: Wireless Communications (continued)
Nextel Communications, Inc.:
0%/9.95% Sr. Disc. Nts., 2/15/08(12)                                         $  245,000       $   169,050
0%/10.65% Sr. Disc. Nts., 9/15/07(12)                                           750,000           575,625
9.375% Sr. Unsec. Nts., 11/15/09                                                800,000           634,000
---------------------------------------------------------------------------------------------------------
Nextel Partners, Inc., 11% Sr. Unsec. Nts., 3/15/10                             250,000           203,125
---------------------------------------------------------------------------------------------------------
Omnipoint Corp., 11.50% Sr. Nts., 9/15/09(3)                                    735,000           852,600
---------------------------------------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital Corp., 14% Sr. Nts., 8/15/04(1)(8)(9)         200,000             7,000
---------------------------------------------------------------------------------------------------------
Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07(12)              675,000           330,750
---------------------------------------------------------------------------------------------------------
Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08(12)              600,000           150,000
---------------------------------------------------------------------------------------------------------
Price Communications Wireless, Inc.:
9.125% Sr. Sec. Nts., Series B, 12/15/06(1)                                     250,000           266,250
11.75% Sr. Sub. Nts., 7/15/07                                                   275,000           301,125
---------------------------------------------------------------------------------------------------------
Real Time Data Co., 13% Disc. Nts., 5/31/09(1)(13)                              142,981           147,489
---------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08                   300,000           310,500
---------------------------------------------------------------------------------------------------------
SBA Communications Corp.:
0%/12% Sr. Unsec. Disc. Nts., 3/1/08(12)                                      1,200,000           906,000
10.25% Sr. Unsec. Nts., 2/1/09                                                  400,000           344,000
---------------------------------------------------------------------------------------------------------
Spectrasite Holdings, Inc.:
0%/12% Sr. Disc. Nts., 7/15/08(12)                                              500,000           157,500
0%/12.875% Sr. Unsec. Disc. Nts., Series B, 3/15/10(12)                         300,000            70,500
---------------------------------------------------------------------------------------------------------
TeleCorp PCS, Inc.:
0%/11.625% Sr. Unsec. Sub. Disc. Nts., 4/15/09(12)                              500,000           437,500
10.625% Sr. Unsec. Sub. Nts., 7/15/10                                           400,000           466,000
---------------------------------------------------------------------------------------------------------
Tritel PCS, Inc.:
0%/12.75% Sr. Unsec. Sub. Disc. Nts., 5/15/09(12)                               350,000           299,250
10.375% Sr. Sub. Nts., 1/15/11                                                  400,000           460,000
---------------------------------------------------------------------------------------------------------
Triton PCS, Inc.:
0%/11% Sr. Unsec. Sub. Disc. Nts., 5/1/08(12)                                   400,000           364,000
9.375% Sr. Unsec. Sub. Nts., 2/1/11                                             300,000           312,000
---------------------------------------------------------------------------------------------------------
US Unwired, Inc., 0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09(12)  900,000           639,000
---------------------------------------------------------------------------------------------------------
VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09                   964,000         1,098,960
                                                                                              -----------
                                                                                               14,396,859
---------------------------------------------------------------------------------------------------------
Metals/Minerals--1.1%
AK Steel Corp., 7.875% Sr. Unsec. Nts., 2/15/09                                 500,000           492,500
---------------------------------------------------------------------------------------------------------
Better Minerals & Aggregates Co., 13% Sr. Unsec. Sub. Nts., 9/15/09             100,000            84,000
---------------------------------------------------------------------------------------------------------
California Steel Industries Corp., 8.50% Sr. Unsec. Nts., Series B, 4/1/09      200,000           197,000
---------------------------------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd., 11% Sr. Nts., 12/1/07(1)(8)(9)               100,000             5,500
---------------------------------------------------------------------------------------------------------
Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08                             500,000           520,000
---------------------------------------------------------------------------------------------------------
Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08               529,375           320,272
---------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 12.75% Sr. Sub. Nts., 2/1/03(8)             1,000,000           735,000
---------------------------------------------------------------------------------------------------------
Metallurg Holdings, Inc., 0%/12.75% Sr. Disc. Nts., 7/15/08(1)(12)              300,000           115,500
---------------------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                                          500,000           432,500
---------------------------------------------------------------------------------------------------------
National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09                 800,000           284,000
---------------------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08                                700,000           672,000
                                                                                              -----------
                                                                                                3,858,272

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                               Principal       Market Value
                                                                               Amount          See Note 1
-----------------------------------------------------------------------------------------------------------

Retail--1.0%
Amazon. com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08(12)                    $  900,000        $  670,500
-----------------------------------------------------------------------------------------------------------
AutoNation, Inc., 9% Bonds, 8/1/08(3)                                             500,000           511,250
-----------------------------------------------------------------------------------------------------------
Collins & Aikman Corp., 10.75% Sr. Nts., 12/31/11(3)                              400,000           403,000
-----------------------------------------------------------------------------------------------------------
CSK Auto, Inc., 12% Sr. Nts., 6/15/06(3)                                          400,000           405,000
-----------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub. Nts., 5/1/08(1)         200,000            95,250
-----------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 9% Debs., 5/1/08                                        100,000            89,500
-----------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08(1)                             100,000            90,000
-----------------------------------------------------------------------------------------------------------
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08(1)                       700,000           712,250
-----------------------------------------------------------------------------------------------------------
Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts., 11/1/11(3)                     200,000           205,000
-----------------------------------------------------------------------------------------------------------
Saks, Inc., 9.875% Nts., 10/1/11(3)                                               400,000           376,000
                                                                                                 ----------
                                                                                                  3,557,750
-----------------------------------------------------------------------------------------------------------
Service--2.5%
Allied Waste North America, Inc.:
8.50% Sr. Nts., 12/1/08(3)                                                        900,000           913,500
8.875% Sr. Nts., Series B, 4/1/08                                                 800,000           828,000
10% Sr. Unsec. Sub. Nts., Series B, 8/1/09                                      1,700,000         1,759,500
-----------------------------------------------------------------------------------------------------------
American Plumbing & Mechanical, Inc., 11.625% Sr. Sub. Nts.,
Series B, 10/15/08                                                                425,000           401,625
-----------------------------------------------------------------------------------------------------------
AP Holdings, Inc., 0%/11.25% Sr. Disc. Nts., 3/15/08(1)(12)                        50,000             3,750
-----------------------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08(1)                               100,000            38,500
-----------------------------------------------------------------------------------------------------------
Brand Scaffold Service, Inc., 10.25% Sr. Unsec. Nts., 2/15/08                     300,000           283,500
-----------------------------------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06(1)                             700,000           171,500
-----------------------------------------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07                                        350,000           358,750
-----------------------------------------------------------------------------------------------------------
Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08             500,000           513,125
-----------------------------------------------------------------------------------------------------------
Integrated Electrical Services, Inc., 9.375% Sr. Sub. Nts., Series C, 2/1/09      700,000           623,000
-----------------------------------------------------------------------------------------------------------
IT Group, Inc., 11.25% Sr. Unsec. Sub. Nts., Series B, 4/1/09(1)(8)               400,000            74,000
-----------------------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub. Nts., 2/15/09                   500,000           480,000
-----------------------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.375% Sr. Unsec. Bonds, 12/2/08                             585,000           633,263
-----------------------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                                                   400,000           330,000
-----------------------------------------------------------------------------------------------------------
Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09(1)(8)(9)                       400,000                40
-----------------------------------------------------------------------------------------------------------
United Rentals (North America), Inc., 10.75% Sr. Unsec. Nts., 4/15/08             600,000           648,000
-----------------------------------------------------------------------------------------------------------
United Rentals, Inc., 9.25% Sr. Unsec. Sub. Nts., Series B, 1/15/09               250,000           248,750
-----------------------------------------------------------------------------------------------------------
URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09                                 500,000           514,375
                                                                                                 ----------
                                                                                                  8,823,178
-----------------------------------------------------------------------------------------------------------
Transportation--0.8%
America West Airlines, Inc., 10.75% Sr. Nts., 9/1/05                              450,000           200,250
-----------------------------------------------------------------------------------------------------------
Amtran, Inc.:
9.625% Nts., 12/15/05                                                             100,000            70,250
10.50% Sr. Nts., 8/1/04                                                           700,000           561,750

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                    Principal      Market Value
                                                                                    Amount         See Note 1
---------------------------------------------------------------------------------------------------------------

Transportation (continued)
Atlas Air, Inc.:
9.25% Sr. Nts., 4/15/08                                                             $100,000       $     82,500
9.375% Sr. Unsec. Nts., 11/15/06                                                     300,000            250,500
---------------------------------------------------------------------------------------------------------------
Delco Remy International, Inc., 11% Sr. Unsec. Sub. Nts., 5/1/09                     300,000            307,500
---------------------------------------------------------------------------------------------------------------
Dura Operating Corp.:
9% Sr. Sub. Nts., Series B, 5/1/09(EUR)                                              400,000            324,106
9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                                            500,000            472,500
---------------------------------------------------------------------------------------------------------------
Hayes Lemmerz International, Inc., 11.875% Sr. Nts., 6/15/06(3)(8)(9)                600,000            288,000
---------------------------------------------------------------------------------------------------------------
Hayes Wheels International, Inc., 9.125% Sr. Unsec. Sub. Nts., Series B,
7/15/07(8)                                                                           250,000             12,500
---------------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., Units (each unit consists of $1,000 principal amount of 11.725% first priority ship mtg. sr. sec. nts.,
7/15/05 and one warrant to purchase five shares of common stock)(1)(2)(8)(14)        250,000            147,500
---------------------------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07(3)        175,000             86,844
                                                                                                   ------------
                                                                                                      2,804,200
---------------------------------------------------------------------------------------------------------------
Utility--1.1%
AES Corp. (The):
8.75% Sr. Unsec. Unsub. Nts., 6/15/08                                                500,000            442,500
8.875% Sr. Unsec. Nts., 2/15/11                                                      500,000            442,500
---------------------------------------------------------------------------------------------------------------
AES Drax Holdings Ltd., 10.41% Sr. Sec. Sub. Nts., Series B, 12/31/20                600,000            538,500
---------------------------------------------------------------------------------------------------------------
Azurix Corp.:
10.75% Sr. Unsec. Nts., Series B, 2/15/10                                            200,000            141,000
10.375% Sr. Unsec. Nts., Series B, 2/15/07                                           200,000            141,000
---------------------------------------------------------------------------------------------------------------
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series B, 12/15/09(1)             400,000            410,000
---------------------------------------------------------------------------------------------------------------
Calpine Corp., 8.50% Sr. Unsec. Nts., 2/15/11                                        600,000            546,811
---------------------------------------------------------------------------------------------------------------
Central Termica Guemes SA, Unsec. Unsub. Bonds, 2.50%, 9/26/10(1)(2)                  90,000              6,300
---------------------------------------------------------------------------------------------------------------
CMS Energy Corp.:
8.50% Sr. Nts., 4/15/11                                                              500,000            500,462
9.875% Sr. Unsec. Nts., 10/15/07                                                     500,000            531,094
---------------------------------------------------------------------------------------------------------------
Funding Corp./Beaver Valley Funding Corp., 9% Second Lease Obligation Bonds,
6/1/17                                                                               199,000            218,043
                                                                                                   ------------
                                                                                                      3,918,210
                                                                                                   ------------
Total Corporate Bonds and Notes (Cost $152,827,153)                                                 128,530,276

                                                                                     Shares
===============================================================================================================
Preferred Stocks--1.1%
---------------------------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg.(1)(13)                            3,865                 39
---------------------------------------------------------------------------------------------------------------
BankUnited Capital Trust, 10.25% Capital Securities, 12/31/26(1)                     100,000             94,250
---------------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.                                46,000            625,600
---------------------------------------------------------------------------------------------------------------
Crown American Realty Trust,11% Cum., Series A, Non-Vtg.                               2,000            103,400
---------------------------------------------------------------------------------------------------------------
Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg.(1)(9)                              5,000            151,250
---------------------------------------------------------------------------------------------------------------
Dobson Communications Corp.:
12.25% Sr. Exchangeable, Non-Vtg.(13)                                                    614            563,345
13% Sr. Exchangeable, Non-Vtg.(13)                                                       413            414,032

                      Oppenheimer Strategic Bond Fund/VA                     21

Statement of Investments  (Continued)

                                                                                               Market Value
                                                                                    Shares     See Note 1
===========================================================================================================

Preferred Stocks (continued)
-----------------------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable, Non-Vtg.(1)(13)                    216      $       22
-----------------------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable, Series B, Non-Vtg.(1)(9)       5,000          51,250
-----------------------------------------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr., Series C, Non-Vtg.(1)                                  5,427           1,357
-----------------------------------------------------------------------------------------------------------
Fidelity Federal Bank, l2% Non-Cum. Exchangeable, Series A, Non-Vtg.(1)                  20             505
-----------------------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg.(1)(9)(13)                             151               2
-----------------------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable Exchangeable, Non-Vtg.(1)(9)(13)    6,061             758
-----------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 11.125% Exchangeable, Series E, Non-Vtg.(13)               146          73,365
-----------------------------------------------------------------------------------------------------------
Paxson Communications Corp., 13.25% Cum. Jr. Exchangeable, Non-Vtg.(1)(13)               29         247,225
-----------------------------------------------------------------------------------------------------------
Premcor USA, Inc., 11.50% Cum. Sr., Non-Vtg.(1)(13)                                      74          37,185
-----------------------------------------------------------------------------------------------------------
PRIMEDIA, Inc.:
8.625% Exchangeable, Series H, Non-Vtg.                                              10,000         462,500
9.20% Exchangeable, Series F, Non-Vtg.(1)                                             1,000          46,250
-----------------------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum. Sr., Series B, Non-Vtg.(13)                          597         508,942
-----------------------------------------------------------------------------------------------------------
Sovereign Real Estate Investment Trust,12% Non-Cum., Series A(1)                      4,600         456,550
-----------------------------------------------------------------------------------------------------------
WorldCom, Inc., 7% Cum. Cv., Series E                                                 2,100          45,937
                                                                                                 ----------
Total Preferred Stocks (Cost $7,026,158)                                                          3,883,764
===========================================================================================================
Common Stocks--0.1%
-----------------------------------------------------------------------------------------------------------
Adelphia Business Solutions, Inc.(9)                                                    363             210
-----------------------------------------------------------------------------------------------------------
Aurora Foods, Inc.(1)(9)                                                              5,313          13,415
-----------------------------------------------------------------------------------------------------------
Celcaribe SA(1)(9)                                                                   24,390          39,634
-----------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp.(1)(9)                                                        20,099         126,212
-----------------------------------------------------------------------------------------------------------
Contour Energy Co.(9)                                                                 5,400           4,995
-----------------------------------------------------------------------------------------------------------
CRIIMI MAE, Inc.(9)                                                                  53,898         217,209
-----------------------------------------------------------------------------------------------------------
Focal Communications Corp.(9)                                                       153,706          93,761
-----------------------------------------------------------------------------------------------------------
Geotek Communications, Inc.(1)(9)                                                        90              --
-----------------------------------------------------------------------------------------------------------
Geotek Communications, Inc., Series B (Escrowed)(1)(9)                                  210              --
-----------------------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd.(9)                                             6,016          12,032
-----------------------------------------------------------------------------------------------------------
OpTel, Inc., Non-Vtg.(1)(9)                                                             210               2
-----------------------------------------------------------------------------------------------------------
Premier Holdings Ltd.(1)(9)                                                          18,514              --
-----------------------------------------------------------------------------------------------------------
Southern Pacific Funding Corp., Liquidating Trust(1)(9)                              83,868              --
-----------------------------------------------------------------------------------------------------------
Star Gas Partners LP                                                                    187           3,817
-----------------------------------------------------------------------------------------------------------
Wilshire Financial Services Group, Inc.(9)                                            6,273          12,860
-----------------------------------------------------------------------------------------------------------
WorldCom, Inc./MCI Group                                                                  8             101
-----------------------------------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(9)                                                        206           2,900
-----------------------------------------------------------------------------------------------------------
WRC Media Corp.(1)(9)                                                                 1,082              11
                                                                                                 ----------
Total Common Stocks (Cost $750,903)                                                                 527,159

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                                          Market Value
                                                                            Units         See Note 1
======================================================================================================

Rights, Warrants and Certificates--0.5%
------------------------------------------------------------------------------------------------------
ASAT Finance LLC Wts., Exp.11/1/06(1)(9)                                        250         $      500
------------------------------------------------------------------------------------------------------
Charles River Laboratories International, Inc. Wts., Exp.10/1/09(1)(9)          350              7,000
------------------------------------------------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp.1/23/03(1)(9)                                                             1,668                 --
Exp.1/23/03(1)(9)                                                               953                 --
Exp.5/1/05(1)(9)                                                              2,181                 --
Exp.9/1/04(1)(9)                                                              2,800                 --
------------------------------------------------------------------------------------------------------
COLO. com, Inc. Wts., Exp.3/15/10(1)(9)                                         400                  4
------------------------------------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp.11/15/03(1)(9)                                200                  4
------------------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp.12/15/07(1)(9)                               100                  1
------------------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp.4/1/08(1)(9)                           400                150
------------------------------------------------------------------------------------------------------
Equinix, Inc. Wts., Exp.12/1/07(1)(9)                                           200              4,025
------------------------------------------------------------------------------------------------------
Focal Communications Corp. Wts., Exp.12/14/07(9)                             24,198                 --
------------------------------------------------------------------------------------------------------
Geotek Communications, Inc. Wts., Exp.7/15/05(1)(9)                           7,500                 --
------------------------------------------------------------------------------------------------------
Golden State Bancorp, Inc. Litigation Wts.(9)                                 2,404              2,837
------------------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp.9/27/09(1)(9)                                       530                 53
------------------------------------------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp.10/1/10(1)(9)                                     1,000             40,125
------------------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp.9/15/05(1)(9)                                825                  8
------------------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd. Wts.:
Exp.5/16/06(1)(9)                                                             1,509                 45
Exp.5/16/06(9)                                                                    2                 --
------------------------------------------------------------------------------------------------------
Imperial Credit Industries, Inc. Wts., Exp.1/31/08(1)(9)                      2,135                 --
------------------------------------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.8/31/02(1)(9)                                   200                 --
------------------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp.8/15/07(1)(9)                                           270                  3
------------------------------------------------------------------------------------------------------
International Utility Structures, Inc. Wts., Exp.2/1/03(1)(9)                    50                 --
------------------------------------------------------------------------------------------------------
IPCS, Inc. Wts., Exp.6/15/10(1)(9)                                              300              7,538
------------------------------------------------------------------------------------------------------
KMC Telecom Holdings, Inc. Wts., Exp.4/15/08(1)(9)                              725                 36
------------------------------------------------------------------------------------------------------
Leap Wireless International, Inc. Wts., Exp.4/15/10(1)(9)                       275             11,034
------------------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp.4/13/08(1)(9)                       200                 --
------------------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp.1/15/07(1)(9)                       150                  2
------------------------------------------------------------------------------------------------------
Mexico Value Rts., Exp.6/30/03(9)                                            20,071                  5
------------------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc. Wts., Exp.6/1/06(3)(9)                       600              3,115
------------------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts., Exp.7/15/05(1)(9)                             250                  3
------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co. Wts., Exp.6/5/03(9)                        163,560          1,618,819
------------------------------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp.8/15/10(1)(9)                                            450              2,306
------------------------------------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts., Exp.3/15/04(1)(9)                           800              8,000
------------------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp.9/19/10(9)                                    5,710             51,961
------------------------------------------------------------------------------------------------------
PLD Telekom, Inc. Wts., Exp.6/1/06
(cv. into Metromedia International Group, Inc.)(1)(9)                           300                  3
------------------------------------------------------------------------------------------------------
PLD Telekom, Inc.,14% Sr. Disc. Nts. Wts., Exp.3/31/03
(cv. into Metromedia International Group, Inc.)(1)(9)                           300                  3
------------------------------------------------------------------------------------------------------
Real Time Data Co. Wts., Exp.5/31/04(1)(9)                                   36,431                364
------------------------------------------------------------------------------------------------------
Republic Technologies International LLC Wts., Exp.7/15/09(1)(9)                 200                  2
------------------------------------------------------------------------------------------------------
Telus Corp. Wts., Exp.9/15/05(1)(9)                                             269              2,642
------------------------------------------------------------------------------------------------------
Verado Holdings, Inc., Cl. B Wts., Exp.4/15/08(1)(9)                            175                 88
                                                                                            ----------
Total Rights, Warrants and Certificates (Cost $1,661,802)                                    1,760,676

                      Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

                                                                          Principal        Market Value
                                                                          Amount           See Note 1
=========================================================================================================

Structured Notes--1.6%
---------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Corp. (New York Branch),
Russian Obligatzii Federal'nogo Zaima Linked Nts.:
Series 27005, 14.841%, 10/9/02(1)(2)(RUR)                                   9,307,830        $    291,886
Series 27005, 14.841%, 10/9/02(1)(2)(RUR)                                     277,180               8,692
Series 27006, 14.841%, 1/22/03(1)(2)(RUR)                                   5,003,930             154,852
Series 27006, 14.841%, 1/22/03(1)(2)(RUR)                                     277,180               8,578
Series 27007, 14.841%, 2/5/03(1)(2)(RUR)                                    7,647,050             235,317
Series 27007, 14.841%, 2/5/03(1)(2)(RUR)                                      277,180               8,529
Series 27008, 14.841%, 5/21/03(1)(2)(RUR)                                   3,315,240             101,343
Series 27008, 14.841%, 5/21/03(1)(2)(RUR)                                     277,180               8,473
Series 27009, 14.841%, 6/4/03(1)(2)(RUR)                                    3,783,430             115,718
Series 27009, 14.841%, 6/4/03(1)(2)(RUR)                                      277,180               8,478
Series 27009, 14.841%, 6/4/03(1)(2)(RUR)                                    2,561,555              78,346
Series 27010, 14.841%, 9/17/03(1)(2)(RUR)                                   2,047,150              62,190
Series 27010, 14.841%, 9/17/03(1)(2)(RUR)                                     277,180               8,420
Series 27011, 14.841%, 10/8/03(1)(2)(RUR)                                   3,646,190             109,236
Series 27011, 14.841%, 10/8/03(1)(2)(RUR)                                     277,180               8,304
Series 28001, 14.841%, 1/21/04(1)(2)(RUR)                                     277,180               8,130
---------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Brazilian Real Linked Nts., 1.75%, 10/1/02                  885,000             890,237
---------------------------------------------------------------------------------------------------------
Deutsche Bank AG, Korean Won, Thai Baht,
Philippines Peso & Japanese Yen Linked Nts., 8.014%, 6/20/02                1,545,000           1,572,656
---------------------------------------------------------------------------------------------------------
ING Barings LLC, Zero Coupon Russian Equity Linked Nts., 4/19/02(9)             3,600             283,392
---------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., Redwood Capital I, Ltd.,
Catastrophe Linked Nts., 6.903%, 1/1/03(1)(2)                                 400,000             400,000
---------------------------------------------------------------------------------------------------------
Russia (Government of) Federal Loan Obligatzii Federal'nogo Zaima Bonds,
Series 27010, 14.841%, 9/17/03(1)(2)(RUR)                                   3,590,420             109,073
---------------------------------------------------------------------------------------------------------
UBS AG Australian Dollar Property Index Linked Nts., 7%, 7/30/02(AUD)       1,940,000           1,065,599
                                                                                             ------------
Total Structured Notes (Cost $5,355,965)                                                        5,537,449

                                                        Date    Strike    Contracts
=========================================================================================================
Options Purchased--0.0%
---------------------------------------------------------------------------------------------------------
Japanese Yen Call(1)(9) (Cost $78,831)                 3/8/02   125.62(JPY) 3,485,000              16,380

                                                                          Principal
                                                                          Amount
=========================================================================================================
Repurchase Agreements--7.7%
---------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $27, 037, 178 on 1/2/02, collateralized by U.S. Treasury Nts., 4.75%-7.875%, 2/28/02-11/15/08,
with a value of $13,113,857 and U.S. Treasury Bonds, 7.25%-11.125%,
8/15/03-5/15/16, with a value of $14,496,392 (Cost $27,035,000)           $27,035,000          27,035,000
---------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $472,299,660)                                 127.2%        447,462,951
---------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                           (27.2)        (95,772,783)
                                                                          -----------        ------------
Net Assets                                                                      100.0%       $351,690,168
                                                                          ===========        ============

                    Oppenheimer Strategic Bond Fund/VA

Statement of Investments  (Continued)

-------------------------------------------------------------------------------
Principal amount is reported in U.S Dollars, except for those denoted in the following currencies:
   ARP -- Argentine Peso
   AUD -- Australian Dollar
   CAD -- Canadian Dollar
   DEM -- German Mark
   EUR -- Euro
   FRF -- French Franc
   GBP -- British Pound Sterling
   HUF -- Hungarian Forint
   JPY -- Japanese Yen
   PLZ -- Polish Zloty
   RUR -- Russian Ruble
   SEK -- Swedish Krona

1. Identifies issues considered to be illiquid or restricted-See Note 8 of
Notes to Financial Statements.
2. Represents the current interest rate for a variable or increasing rate security.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,777,860 or 5.91% of the
Fund's net assets as of December 31, 2001.
4. Interest-only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount onwhich current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities
(for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
5. When-issued security to be delivered and settled after December 31, 2001.
6. Securities with an aggregate market value of $1,613,963 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
7. A sufficient amount of securities has been designated to cover outstanding foreign currency contracts. See Note 5 of Notes to Financial Statements.
8. Issuer is in default.
9. Non-income-producing security.
10. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                                  Principal (000s)   Expiration   Exercise   Premium    Market Value
                                                  Subject to Call    Dates        Price      Received   See Note 1
--------------------------------------------------------------------------------------------------------------------

Brazil (Federal Republic of) Debt Capitalization
Bonds, Series 20 yr., 8%, 4/15/14                      $5,474        2/13/02      7.344%     $120,420       $229,892
Russian Federation Unsec. Unsub. Nts., 10%, 6/26/07     2,395        2/13/02      9.650        39,517         69,455
Russian Federation Unsub. Bonds, 8.25%, 3/31/10         1,680        2/13/02      8.363        29,400         65,520
Russian Federation Unsub. Nts., 5%, 3/31/30             4,175        5/14/02      5.000       132,765        327,738
Turkey (Republic of) Bonds, 11.75%, 6/15/10               260        1/24/02      9.175         4,680         17,550
Turkey (Republic of) Sr. Unsec. Unsub. Nts.,
11.875%, 1/15/30                                          125        1/24/02      8.675         3,125         12,812
                                                                                             --------       --------
                                                                                             $329,907       $722,967
                                                                                             ========       ========

11. Zero coupon bond reflects the effective yield on the date of purchase.
12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
13. Interest or dividend is paid in kind.
14. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

See accompanying Notes to Financial Statements.

                      Oppenheimer Strategic Bond Fund/VA

Statement of Assets and Liabilities  December 31, 2001

=======================================================================================================

Assets
Investments, at value (cost $472,299,660)--see accompanying statement                      $447,462,951
-------------------------------------------------------------------------------------------------------
Cash                                                                                            242,343
-------------------------------------------------------------------------------------------------------
Cash-foreign currencies (cost $94,452)                                                           91,757
-------------------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                            21,689
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold on a when-issued basis                                                      14,704,018
Interest, dividends and principal paydowns                                                    6,320,149
Shares of beneficial interest sold                                                            1,693,329
Daily variation on futures contracts                                                            161,098
Other                                                                                             4,174
                                                                                           ------------
Total assets                                                                                470,701,508
=======================================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                                           158,469
-------------------------------------------------------------------------------------------------------
Options written, at value (premiums received $329,907)--see accompanying statement              722,967
-------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $117,472,536 purchased on a when-issued basis)             117,695,835
Shares of beneficial interest redeemed                                                          367,624
Shareholder reports                                                                              21,538
Closed foreign currency contracts                                                                11,490
Foreign currency swap                                                                               985
Trustees'compensation                                                                               535
Other                                                                                            31,897
                                                                                           ------------
Total liabilities                                                                           119,011,340
=======================================================================================================
Net Assets                                                                                 $351,690,168
                                                                                           ============
=======================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                 $     76,124
-------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                  375,013,178
-------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                        27,951,457
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions       (25,759,935)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                    (25,590,656)
                                                                                           ------------
Net Assets                                                                                 $351,690,168
                                                                                           ============
=======================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $351,686,185 and 76,123,339 shares of beneficial interest outstanding)              $4.62
-------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $3,983 and 842 shares of beneficial interest outstanding)                           $4.73

See accompanying Notes to Financial Statements.

                    Oppenheimer Strategic Bond Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

==============================================================================================

Investment Income
Interest                                                                          $ 30,795,454
----------------------------------------------------------------------------------------------
Dividends                                                                              856,175
                                                                                  ------------
Total income                                                                        31,651,629
==============================================================================================
Expenses
Management fees                                                                      2,440,218
----------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                               2
----------------------------------------------------------------------------------------------
Shareholder reports                                                                     87,289
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                             51,858
----------------------------------------------------------------------------------------------
Trustees'compensation                                                                    8,702
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                            8,129
----------------------------------------------------------------------------------------------
Other                                                                                   38,831
                                                                                  ------------
Total expenses                                                                       2,635,029
Less reduction to custodian expenses                                                   (14,453)
                                                                                  ------------
Net expenses                                                                         2,620,576
==============================================================================================
Net Investment Income                                                               29,031,053
==============================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (including premiums on options exercised)                              (13,882,415)
Closing of futures contracts                                                          (700,413)
Closing and expiration of option contracts written                                     189,035
Foreign currency transactions                                                       (2,094,905)
                                                                                  ------------
Net realized gain (loss)                                                           (16,488,698)
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                          4,014,213
Translation of assets and liabilities denominated in foreign currencies             (1,338,290)
                                                                                  ------------
Net change                                                                           2,675,923
                                                                                  ------------
Net realized and unrealized gain (loss)                                            (13,812,775)
==============================================================================================
Net Increase in Net Assets Resulting from Operations                              $ 15,218,278
                                                                                  ============

See accompanying Notes to Financial Statements.

                      Oppenheimer Strategic Bond Fund/VA

Statements of Changes in Net Assets

                                                                           Year Ended December 31,
                                                                           2001                 2000
============================================================================================================
Operations
Net investment income (loss)                                               $ 29,031,053         $ 26,767,119
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    (16,488,698)          (8,600,790)
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                          2,675,923          (10,560,691)
                                                                           ------------         ------------
Net increase (decrease) in net assets resulting from operations              15,218,278            7,605,638
============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                          (20,045,483)         (23,001,014)
Service shares                                                                       --                   --
============================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                           51,951,764           37,871,384
Service shares                                                                    3,983                   --
============================================================================================================
Net Assets
Total increase                                                               47,128,542           22,476,008
------------------------------------------------------------------------------------------------------------
Beginning of period                                                         304,561,626          282,085,618
                                                                           ------------         ------------
End of period [including undistributed (overdistributed) net investment
income of $27,951,457 and $(692,961), respectively]                        $351,690,168         $304,561,626
                                                                           ============         ============

See accompanying Notes to Financial Statments.

                    Oppenheimer Strategic Bond Fund/VA

Financial Highlights

                                                  Year Ended December 31,
Non-Service shares                                2001       2000        1999      1998      1997
-----------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                 $4.69      $4.97       $5.12      $5.12    $5.09
-----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .41(1)     .41         .45        .39      .39
Net realized and unrealized gain (loss)               (.19)(1)   (.28)       (.31)      (.24)     .04

-----------------------------------------------------------------------------------------------------
Total income (loss) from investment operations         .22        .13         .14        .15      .43
-----------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.29)      (.41)       (.29)      (.09)    (.39)
Distributions from net realized gain                    --         --          --       (.06)    (.01)
-----------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.29)      (.41)       (.29)      (.15)    (.40)
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                       $4.62      $4.69       $4.97      $5.12    $5.12
                                                     =====      =====       =====      =====    =====
=====================================================================================================
Total Return, at Net Asset Value(2)                   4.85%      2.63%       2.83%      2.90%    8.71%
=====================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)          $351,686   $304,562    $282,086   $279,200 $207,839
-----------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $330,711   $289,923    $278,668   $250,227 $159,934
-----------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                 8.78%(1)   9.23%       9.08%      8.17%    8.23%
Expenses                                              0.79%      0.79%       0.78%      0.80%(4) 0.83%(4)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                104%       104%         81%       134%     150%

1. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
         Net investment income                      $ .42
         Net realized and unrealized gain (loss)    $(.20)
         Net investment income ratio                 9.01%
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                      Oppenheimer Strategic Bond Fund/VA

Financial Highlights  (Continued)

                                              Period Ended
Service shares                                December 31, 2001(1)
==================================================================

Per Share Operating Data
Net asset value, beginning of period                         $4.64
------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                          .15(2)
Net realized and unrealized gain (loss)                       (.06)(2)
------------------------------------------------------------------
Total income (loss) from investment operations                 .09
------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                            --
Distributions from net realized gain                            --
------------------------------------------------------------------
Total dividends and/or distributions to shareholders            --
------------------------------------------------------------------
Net asset value, end of period                               $4.73
                                                             =====
==================================================================
Total Return, at Net Asset Value(3)                           1.94%
==================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                        $4
------------------------------------------------------------------
Average net assets (in thousands)                               $2
------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                         8.17%(2)
Expenses                                                      0.92%
------------------------------------------------------------------
Portfolio turnover rate                                        104%

1. For the period from March 19, 2001 (inception of offering) to December 31,
2001.
2. Without the adoption of the change in amortization method as discussed in
Note 1 in the Notes to Financial Statements, these amounts would have been:
      Net investment income            Change less than $0.005 per share
      Net realized and unrealized gain Change less than $0.005 per share
      Net investment income ratio                                  8.40%
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Strategic Bond Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek a high level of current income principally derived from interest on debt securities. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
          The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Structured Notes. The Fund invests in foreign currency-linked structured notes whose market values and redemption prices are linked to foreign currency exchange rates. The structured notes are leveraged, which increases the volatility of each note's market value relative to the change in the underlying foreign currency exchange rate. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of December 31, 2001, the market value of these securities comprised 1.6% of the Fund's net assets and resulted in unrealized gains in the current period of $181,484. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.
-------------------------------------------------------------------------------
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of December 31, 2001, the Fund had entered into net outstanding when-issued commitments of $102,768,518.
          In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund generally records the incremental difference between the forward purchase and sell of each forward roll as interest income.
          Risks to the Fund of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement;
the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.

                      Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies (continued)

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $3,057,702, representing 0.87% of the Fund's net assets, were in default.
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
          The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:
                         Expiring
                         -------------------------------

                             2006            $ 1,014,382
                             2007              5,399,072
                             2008                253,735
                             2009              9,904,928
                                             -----------
                            Total            $16,572,117
                                             ===========

As of December 31, 2001, the Fund had approximately $6,325,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately
$385,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.

                    Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies  (continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.
Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
          The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.
Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $1,424,384, an increase in undistributed net investment income of $19,658,848, and an increase in accumulated net realized loss on investments of $18,234,464. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The Fund elected to begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a
$626,077 decrease to cost of securities and a corresponding $626,077 decrease in net unrealized depreciation, based on securities held as of December 31,
2000. For the year ended December 31, 2001, interest income decreased by
$765,376, net realized loss on investments increased by $658,179, and the change in net unrealized appreciation on investments increased by $1,423,555.
          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                      Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                               Year Ended December 31, 2001(1)         Year Ended December 31, 2000
                                               ---------------------------------       -----------------------------
                                               Shares            Amount                Shares             Amount
--------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                           21,317,660        $ 98,459,684         20,188,925        $ 95,290,874
Dividends and/or distributions reinvested       4,374,282          20,045,483          4,957,115          23,001,014
Redeemed                                      (14,476,879)        (66,553,403)       (16,965,820)        (80,420,504)
                                              -----------        ------------        -----------        ------------
Net increase (decrease)                        11,215,063        $ 51,951,764          8,180,220        $ 37,871,384
                                              ===========        ============        ===========        ============

Service shares
Sold                                                1,191        $      5,626                 --        $         --
Dividends and/or distributions reinvested              --                  --                 --                  --
Redeemed                                             (349)             (1,643)                --                  --
                                              -----------        ------------        -----------        ------------
Net increase (decrease)                               842        $      3,983                 --        $         --
                                              ===========        ============        ===========        ============

1. For the year ended December 31, 2001, for Non-Service shares and for the period from March 19, 2001 (inception of offering) to December 31, 2001, for
Service shares.

================================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$480,439,030 and $403,901,762, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $475,031,331 was:

                     Gross unrealized appreciation              $ 12,214,128
                     Gross unrealized depreciation               (39,782,508)
                                                                ------------
                     Net unrealized appreciation
                      (depreciation)                            $(27,568,380)
                                                                ============
===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
on the next $200 million and 0.50% of average annual net assets over $1 billion. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.74%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
          OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.

                    Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements  (Continued)

-------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates (continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.
===============================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
          The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the
Statement of Assets and Liabilities as a receivable or payable and in the
Statement of Operations with the change in unrealized appreciation or depreciation.
          The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of
Operations.

As of December 31, 2001, the Fund had outstanding foreign currency contracts as follows:

                                      Expiration        Contract           Valuation as of       Unrealized      Unrealized
Contract Description                  Dates             Amount (000s)      December 31, 2001     Appreciation    Depreciation
-----------------------------------------------------------------------------------------------------------------------------

Contracts to Purchase
---------------------
British Pound Sterling (GBP)                  1/22/02     365  GBP        $  530,490              $14,380            $     --
                                                                                                  -------            --------
Contracts to Sell
-----------------
British Pound Sterling (GBP)                   1/7/02   1,735  GBP         2,524,013                   --              74,714
Canadian Dollar (CAD)                         2/21/02     935  CAD           585,533                7,309                  --
Deutsche Bank AG, Philippines
Peso Linked Nts., Swap (EUR)                  12/7/06     417  USD              (985)                  --                 985
Euro (EUR)                            1/14/02-1/15/02   8,075  EUR         7,185,656                   --              83,755
                                                                                                  -------            --------
                                                                                                    7,309             159,454
                                                                                                  -------            --------
Total Unrealized Appreciation and Depreciation                                                    $21,689            $159,454
                                                                                                  =======            ========

                      Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate futures" in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
          The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The
Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.
          Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
           Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
          Risks of entering into futures contracts (and related options)
include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2001, the Fund had outstanding futures contracts as follows:

                                                                            Unrealized
                                Expiration  Number of  Valuation as of     Appreciation
Contract Description            Dates       Contracts  December 31, 2001   (Depreciation)
----------------------------------------------------------------------------------------

Contracts to Purchase
---------------------
Euro-Bundesobligation             3/7/02    14         $1,331,201              $ (14,327)
U.S. Long Bond                   3/19/02    69          7,005,656               (126,680)
U.S. Treasury Nts., 5 yr.        3/19/02    28          2,963,188                (19,313)
U.S. Treasury Nts., 10 yr.       3/19/02    55          5,782,734                (80,859)
                                                                               ---------
                                                                                (241,179)
                                                                               ---------
Contracts to Sell
-----------------
United Kingdom Long Gilt         3/26/02     8          1,313,586                 18,339
                                                                               ---------
                                                                               $(222,840)
                                                                               =========

==========================================================================================

7. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
          The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
          Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                    Oppenheimer Strategic Bond Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
7. Option Activity (continued)

Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
          The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2001, was as follows:

                                 Call Options                          Put Options
                                 -------------------------------       ---------------------------------
                                 Principal (000s)/     Amount of       Principal (000s)/      Amount of
                                 Number of Contracts   Premiums        Number of Contracts    Premiums
--------------------------------------------------------------------------------------------------------
Options outstanding as of
December 31, 2000                                275   $   8,524               872             $  41,018
Options written                            1,946,894     687,691       308,061,930               123,167
Options closed or expired                    (54,265)   (312,665)     (308,062,802)             (164,185)
Options exercised                         (1,878,795)    (53,643)               --                    --
                                          ----------   ---------      ------------             ---------

Options outstanding as of
December 31, 2001                             14,109   $ 329,907                --             $      --
                                          ==========   =========      ============             =========

================================================================================
8. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001, was $22,212,631, which represents 6.32% of the Fund's net assets, of which
$231,748 is considered restricted. Information concerning restricted securities is as follows:

                                                                                    Unrealized
                                        Acquisition             Valuation as of     Appreciation
Security                                Dates          Cost     December 31, 2001  (Depreciation)
------------------------------------------------------------------------------------------------

Stocks and/or Warrants
----------------------
Aurora Foods, Inc.                     9/18/00       $     --    $ 13,415          $ 13,415
Chesapeake Energy Corp.                6/27/00        149,723     126,212           (23,511)
Geotek Communications, Inc.             4/6/00             --          --                --
Geotek Communications, Inc., Series B
(Escrowed)                              1/4/01            840          --              (840)
Real Time Data Co. Wts., Exp. 5/31/04  6/30/99            364         364                --
Currency
--------
Russian Ruble                           8/8/01-
                                      12/19/01         94,452      91,757            (2,695)

Independent Auditors' Report
The Board of Trustees and Shareholders of Oppenheimer Aggressive Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Aggressive Growth Fund/VA (which is a series of Oppenheimer
Variable Account Funds), including the statement of investments, as of December
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Aggressive Growth Fund/VA results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

Statement of Investments  December 31, 2001

                                                                        Market Value
                                                   Shares               See Note 1
=====================================================================================

Common Stocks--78.9%
-------------------------------------------------------------------------------------
Capital Goods--7.6%
-------------------------------------------------------------------------------------
Electrical Equipment--3.0%
SPX Corp.(1)                                         350,000            $  47,915,000
-------------------------------------------------------------------------------------
Manufacturing--4.6%
Millipore Corp.                                      250,000               15,175,000
-------------------------------------------------------------------------------------
Tyco International Ltd.                            1,000,000               58,900,000
                                                                        -------------
                                                                           74,075,000
-------------------------------------------------------------------------------------
Communication Services--0.3%
-------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.3%
Tellium, Inc.(1)(2)                                  666,666                4,153,329
-------------------------------------------------------------------------------------
Consumer Cyclicals--8.0%
-------------------------------------------------------------------------------------
Retail: General--2.9%
Kohl's Corp.(1)                                      675,000               47,547,000
-------------------------------------------------------------------------------------
Retail: Specialty--5.1%
Bed Bath & Beyond, Inc.(1)                           500,000               16,950,000
-------------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.(1)                       1,500,000               66,150,000
                                                                        -------------
                                                                           83,100,000
-------------------------------------------------------------------------------------
Consumer Staples--8.0%
-------------------------------------------------------------------------------------
Broadcasting--3.7%
Charter Communications, Inc., Cl. A(1)             1,500,000               24,645,000
-------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                       1,000,000               36,000,000
                                                                        -------------
                                                                           60,645,000
-------------------------------------------------------------------------------------
Food & Drug Retailers--4.3%
AmerisourceBergen Corp.                            1,100,000               69,905,000
-------------------------------------------------------------------------------------
Financial-14.0%
-------------------------------------------------------------------------------------
Diversified Financial--10.2%
AMBAC Financial Group, Inc.                          400,000               23,144,000
-------------------------------------------------------------------------------------
Capital One Financial Corp.                          500,000               26,975,000
-------------------------------------------------------------------------------------
Concord EFS, Inc.(1)                               3,000,000               98,340,000
-------------------------------------------------------------------------------------
USA Education, Inc.                                  200,000               16,804,000
                                                                        -------------
                                                                          165,263,000
-------------------------------------------------------------------------------------
Insurance--3.8%
MBIA, Inc.                                           990,000               53,093,700
-------------------------------------------------------------------------------------
Radian Group, Inc.                                   200,000                8,590,000
                                                                        -------------
                                                                           61,683,700
-------------------------------------------------------------------------------------
Healthcare--29.3%
-------------------------------------------------------------------------------------
Healthcare/Drugs--10.9%
Gilead Sciences, Inc.(1)                           1,000,000               65,720,000
-------------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(1)                      1,000,000               68,930,000
-------------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                      1,000,000               42,130,000
                                                                        -------------
                                                                          176,780,000
-------------------------------------------------------------------------------------

                     Oppenheimer Aggressive Growth Fund/VA

Statement of Investments  (Continued)

                                                                         Market Value
                                                       Shares            See Note 1

---------------------------------------------------------------------------------------
Health/Supplies & Services--18.4%
Biomet, Inc.                                           1,000,000         $   30,900,000
---------------------------------------------------------------------------------------
Cytyc Corp.(1)                                         2,500,000             65,250,000
---------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                              3,000,000             85,950,000
---------------------------------------------------------------------------------------
Stryker Corp.(1)                                         900,000             52,533,000
---------------------------------------------------------------------------------------
Varian Medical Systems, Inc.(1)                          900,000             64,134,000
                                                                         --------------
                                                                            298,767,000
---------------------------------------------------------------------------------------
Technology--5.7%
---------------------------------------------------------------------------------------
Computer Services--1.5%
Cerner Corp.(1)                                          500,000             24,965,000
---------------------------------------------------------------------------------------
Computer Software--4.2%
Agile Software Corp.(1)                                2,000,000             34,440,000
---------------------------------------------------------------------------------------
Microsoft Corp.(1)                                       500,000             33,125,000
                                                                         --------------
                                                                             67,565,000
---------------------------------------------------------------------------------------
Utilities--6.0%
---------------------------------------------------------------------------------------
Gas Utilities--6.0%
Kinder Morgan, Inc.                                    1,750,000             97,457,500
                                                                         --------------
Total Common Stocks (Cost $1,161,163,112)                                 1,279,821,529
---------------------------------------------------------------------------------------
Preferred Stocks--1.1%
---------------------------------------------------------------------------------------
ApplianceWare Holding Corp., Cv., Series B(1)(2)(3)    1,807,580                     --
---------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C(1)(2)(3)       3,170,523              1,580,823
---------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv.,
Series D(1)(2)(3)                                      1,147,862              2,162,744
---------------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C(1)(2)(3)           211,641                     --
---------------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc., Cv.,
Series D(1)(2)(3)                                      1,298,701              1,223,961
---------------------------------------------------------------------------------------
fusionOne, Inc., 8% Non--Cum. Cv., Series D(1)(2)(3)   2,663,972              2,450,854
---------------------------------------------------------------------------------------
MicroPhotonix Integration Corp., Cv.,
Series C(1)(2)(3)                                        633,383              2,026,192
---------------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C(1)(2)(3)                2,330,253              4,567,296
---------------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B(1)(2)(3)            2,329,735              2,327,400
---------------------------------------------------------------------------------------
Zaffire, Inc., Cv., Series C(1)(2)(3)                    484,764              1,089,750
                                                                         --------------
Total Preferred Stocks (Cost $120,162,356)                                   17,429,020

                                                       Principal
                                                        Amount
=======================================================================================
Convertible Corporate Bonds and Notes--0.4%
---------------------------------------------------------------------------------------
Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts.,
8/15/05(2) (Cost $5,400,000)                        $  5,400,000              6,318,000
=======================================================================================
Repurchase Agreements--20.1%(4)
---------------------------------------------------------------------------------------
Repurchase agreement with Banque Nationale
De Paris,1.65%, dated 12/31/01, to be
repurchased at $326,535,930 on 1/2/02,
collateralized by U.S. Treasury Bonds,
6.125%-10.625%, 8/15/15-8/15/29, with
a value of $304,680,082 and U.S. Treasury
 Nts., 5.50%-6.375%, 6/30/02-1/31/03, with
a value $29,513,253 (Cost $326,506,000)              326,506,000            326,506,000
---------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,613,231,468)          100.5%         1,630,074,549
---------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                       (0.5)            (8,470,453)
                                                    ------------         --------------
Net Assets                                                 100.0%        $1,621,604,096
                                                    ============         ==============

                    Oppenheimer Aggressive Growth Fund/VA

Statement of Investments  (Continued)

-------------------------------------------------------------------------------
1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of
Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended December
31, 2001.  The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2001, amounts to $17,429,020. Transactions during the period in which the issuer was an affiliate are as follows:

                                                     Shares                                     Shares            Unrealized
                                                     December 31,    Gross        Gross         December 31,    Appreciation
                                                     2000            Additions    Reductions    2001           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
----------------------
ApplianceWare Holding Corp., Cv., Series B           1,807,580             --        --         1,807,580       $ (6,199,999)
Axsun Technologies, Inc., Cv., Series C              3,170,523             --        --         3,170,523        (35,419,181)
Blaze Network Products, Inc., 8% Cv., Series D       1,147,862             --        --         1,147,862         (5,183,572)
BroadBand Office, Inc., Cv., Series C                  211,641             --        --           211,641         (4,000,015)
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                                        1,298,701             --        --         1,298,701        (12,776,036)
fusionOne, Inc., 8% Non-Cum. Cv., Series D           2,663,972             --        --         2,663,972        (12,014,514)
MicroPhotonix Integration Corp., Cv., Series C         633,383             --        --           633,383         (1,973,811)
Multiplex, Inc., Cv., Series C                               -      2,330,253        --         2,330,253        (12,583,366)
Questia Media, Inc., Cv., Series B                   2,329,735             --        --         2,329,735         (6,672,599)
Zaffire, Inc., Cv., Series C                           484,764             --        --           484,764         (5,910,243)

4. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA                    7

Statement of Assets and Liabilities  December 31, 2001

===============================================================================

Assets
Investments, at value (including repurchase agreement
of $326,506,000)-
see accompanying statement:
Unaffiliated companies (cost $1,493,069,112)                    $1,612,645,529
Affiliated companies (cost $120,162,356)                            17,429,020
                                                                --------------
                                                                 1,630,074,549
------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                     466,664
Interest and dividends                                                 385,250
Other                                                                   12,110
                                                                --------------
Total assets                                                     1,630,938,573
==============================================================================

Liabilities
Bank overdraft                                                             612
------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                               9,014,575
Shareholder reports                                                    220,486
Trustees'compensation                                                    1,131
Distribution and service plan fees                                          32
Other                                                                   97,641
                                                                --------------
Total liabilities                                                    9,334,477
==============================================================================
Net Assets                                                      $1,621,604,096
                                                                ==============
==============================================================================
Composition of Net Assets
Par value of shares of beneficial interest                      $       39,819
------------------------------------------------------------------------------
Additional paid-in capital                                       2,210,300,553
------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
income                                                               8,877,853
------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment
transactions                                                      (614,457,210)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
on investments                                                      16,843,081
                                                                --------------
Net Assets                                                      $1,621,604,096
                                                                ==============
==============================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share
and offering price per share
(based on net assets of $1,621,550,408 and
39,817,234  shares of beneficial interest
outstanding)                                                            $40.72
------------------------------------------------------------------------------
Service shares
Net asset value, redemption price per share (based
on net assets of $53,688 and 1,319 shares of beneficial
interest outstanding)                                                   $40.70

See accompanying Notes to Financial Statements.

                    Oppenheimer Aggressive Growth Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

======================================================================================================

Investment Income
Interest                                                                                 $  19,541,198
------------------------------------------------------------------------------------------------------
Dividends                                                                                    2,238,616
                                                                                         -------------
Total income                                                                                21,779,814
======================================================================================================
Expenses
Management fees                                                                             12,164,540
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                      46
------------------------------------------------------------------------------------------------------
Shareholder reports                                                                            548,397
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                     42,924
------------------------------------------------------------------------------------------------------
Trustees'compensation                                                                           17,200
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                    8,253
------------------------------------------------------------------------------------------------------
Other                                                                                           68,767
                                                                                         -------------
Total expenses                                                                              12,850,127
Less reduction to custodian expenses                                                           (23,236)
                                                                                         -------------
Net expenses                                                                                12,826,891
======================================================================================================
Net Investment Income                                                                        8,952,923
======================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                               (605,974,678)
Closing and expiration of option contracts written                                             507,378
                                                                                         -------------
Net realized gain (loss)                                                                  (605,467,300)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                       (222,526,858)
                                                                                         -------------
Net realized and unrealized gain (loss)                                                   (827,994,158)
======================================================================================================
Net Decrease in Net Assets Resulting from Operations                                     $(819,041,235)
                                                                                         =============

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA

Statements of Changes in Net Assets

                                                                                         Year Ended December 31,
                                                                                         2001                2000
===========================================================================================================================

Operations
Net investment income (loss)                                                             $    8,952,923      $   19,455,203
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                   (605,467,300)        351,770,827
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                       (222,526,858)       (860,635,882)
                                                                                         --------------      --------------
Net increase (decrease) in net assets resulting from operations                            (819,041,235)       (489,409,852)
===========================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non--Service shares                                                                         (19,479,838)                 --
Service shares                                                                                     (224)                 --
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non--Service shares                                                                        (303,948,112)       (100,416,498)
Service shares                                                                                   (3,502)                 --
===========================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                                          168,912,999       1,080,798,962
Service shares                                                                                   62,636               1,000
===========================================================================================================================
Net Assets
Total increase (decrease)                                                                  (973,497,276)        490,973,612
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       2,595,101,372       2,104,127,760
                                                                                         --------------      --------------
End of period [including undistributed (overdistributed) net investment
income of $8,877,853 and $19,455,203, respectively]                                      $1,621,604,096      $2,595,101,372
                                                                                         ==============      ==============

See accompanying Notes to Financial Statements.

                   Oppenheimer Aggressive Growth Fund/VA

Financial Highlights

                                                Year Ended December 31,
Non-Service shares                              2001        2000             1999           1998            1997
======================================================================================================================

Per Share Operating Data
Net asset value, beginning of period                $70.77      $82.31           $44.83         $40.96          $38.71
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .23         .53             (.09)          (.05)            .10
Net realized and unrealized gain (loss)             (21.38)      (8.59)           37.57           5.09            4.01
----------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations      (21.15)      (8.06)           37.48           5.04            4.11
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.54)         --               --           (.10)           (.09)
Distributions from net realized gain                 (8.36)      (3.48)              --          (1.07)          (1.77)
----------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (8.90)      (3.48)              --          (1.17)          (1.86)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $40.72      $70.77           $82.31         $44.83          $40.96
                                                    ======      ======           ======         ======          ======
======================================================================================================================
Total Return, at Net Asset Value(1)                 (31.27)%    (11.24)%          83.60%         12.36%          11.67%
======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $1,621,550  $2,595,101       $2,104,128     $1,077,960        $877,807
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $1,898,088  $2,978,465       $1,314,349     $  954,848        $753,852
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                          0.47%       0.65%           (0.17)%        (0.12)%          0.31%
Expenses                                              0.68%       0.64%            0.67%          0.71%(3)        0.73%(3)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%         39%              66%            80%             88%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA

  Financial Highlights  (Continued)

                                                                                       Year Ended December 31,
Service shares                                                                         2001             2000(1)
===============================================================================================================

Per Share Operating Data
Net asset value, beginning of period                                                    $70.77           $97.75
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                      .19              .20
Net realized and unrealized gain (loss)                                                 (21.36)          (27.18)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                          (21.17)          (26.98)
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                      (.54)              --
Distributions from net realized gain                                                     (8.36)              --
---------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                     (8.90)              --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $40.70           $70.77
                                                                                        ======           ======
===============================================================================================================
Total Return, at Net Asset Value(2)                                                     (31.31)%         (27.60)%
===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                   $54               $1
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                          $31               $1
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                     0.09%            1.14%
Expenses                                                                                  0.83%            0.64%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    134%              39%

1. For the period from October 16, 2000 (inception of offering) to
December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                   Oppenheimer Aggressive Growth Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is
OppenheimerFunds, Inc. (the Manager).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                        Expiring
                        -------------------------------------
                           2009                  $590,048,244

As of December 31, 2001, the Fund had approximately $24,409,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                     Oppenheimer Aggressive Growth Fund/VA

Notes To Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies  (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $50,211. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                               Year Ended December 31, 2001        Year Ended December 31, 2000(1)
                                               --------------------------------    -------------------------------
                                               Shares           Amount             Shares           Amount
------------------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                                            20,034,675      $  970,735,337      20,557,132      $1,927,433,814
Dividends and/or distributions reinvested        7,069,463         323,427,949         932,459         100,416,498
Redeemed                                       (23,954,650)     (1,125,250,287)    (10,386,670)       (947,051,350)
                                               -----------      ---------------    -----------      --------------
Net increase (decrease)                          3,149,488      $  168,912,999      11,102,921      $1,080,798,962
                                               ===========      ===============    ===========      ==============

Service Shares
Sold                                                 1,424      $       67,202              10      $        1,000
Dividends and/or distributions reinvested               81               3,726              --                  --
Redeemed                                              (196)             (8,292)             --                  --
                                               -----------      ---------------    -----------      --------------
Net increase (decrease)                              1,309      $       62,636              10      $        1,000
                                               ===========      ===============    ===========      ==============

1. For the year ended December 31, 2000, for Non-Service shares and for the period from October 16, 2000 (inception of offering) to December 31,2000, for
Service shares.
===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$2,253,477,160 and $1,953,350,843, respectively.

                   Oppenheimer Aggressive Growth Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
3. Purchases and Sales of Securities  (continued)

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,613,231,468 was:

               Gross unrealized appreciation                $  150,026,456
               Gross unrealized depreciation                  (133,183,375)
                                                            --------------
               Net unrealized appreciation (depreciation)   $   16,843,081
                                                            ==============

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
of the next $700 million and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.64%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.
===============================================================================
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the
Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

                     Oppenheimer Aggressive Growth Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
5. Option Activity  (continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2001, was as follows:

                                                                  Call Options
                                                                  ------------------------
                                                                  Number of     Amount of
                                                                  Contracts     Premiums
------------------------------------------------------------------------------------------

Options outstanding as of December 31,2000                             --         $     --
Options written                                                     2,200          507,378
Options closed or expired                                          (2,200)        (507,378)
                                                                   ------         --------
Options outstanding as of December 31,2001                             --         $     --
                                                                   ======         ========

===============================================================================
6. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001, was $27,900,349, which represents 1.72% of the Fund's net assets, of which
$21,582,349 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                  Unrealized
                                           Acquisition                      Valuation as of       Appreciation
Security                                   Dates          Cost              December 31, 2001     (Depreciation)
------------------------------------------------------------------------------------------------------------------

Stocks and/or Warrants
----------------------
ApplianceWare Holding Corp., Cv.,
Series B                                     7/11/00      $ 6,199,999       $        --            $ (6,199,999)
Axsun Technologies, Inc., Cv., Series C     12/13/00       37,000,004         1,580,823             (35,419,181)
Blaze Network Products, Inc., 8% Cv.,
Series D                                    10/17/00        7,346,317         2,162,744              (5,183,573)
BroadBand Office, Inc., Cv., Series C        8/28/00        4,000,015                --              (4,000,015)
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                               10/23/00       13,999,997         1,223,961             (12,776,036)
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D                                      9/6/00       14,465,368         2,450,854             (12,014,514)
MicroPhotonix Integration Corp.,
Cv., Series C                                 7/6/00        4,000,003         2,026,192              (1,973,811)
Multiplex, Inc., Cv., Series C                2/9/01       17,150,662         4,567,296             (12,583,366)
Questia Media, Inc., Cv., Series B           8/18/00        8,999,999         2,327,400              (6,672,599)
Tellium, Inc.                                9/20/00        9,999,990         4,153,329              (5,846,661)
Zaffire, Inc., Cv., Series C                 5/26/00        6,999,993         1,089,750              (5,910,243)

Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Capital Appreciation
Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Capital Appreciation Fund/VA (which is a series of Oppenheimer
Variable Account Funds), including the statement of investments, as of December
31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Capital Appreciation Fund/VA as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

Statement of Investments  December 31, 2001

                                                             Market Value
                                                   Shares    See Note 1
=========================================================================

Common Stocks--95.3%
-------------------------------------------------------------------------
Basic Materials--1.0%
-------------------------------------------------------------------------
Chemicals--0.4%
IMC Global, Inc.                                   136,000   $  1,768,000
-------------------------------------------------------------------------
PPG Industries, Inc.                               106,000      5,482,320
                                                             ------------
                                                                7,250,320
-------------------------------------------------------------------------
Paper--0.6%
International Paper Co.                            309,000     12,468,150
-------------------------------------------------------------------------
Capital Goods--7.8%
-------------------------------------------------------------------------
Aerospace/Defense--0.8%
Boeing Co.                                          71,000      2,753,380
-------------------------------------------------------------------------
Northrop Grumman Corp.                              66,600      6,713,946
-------------------------------------------------------------------------
Raytheon Co.                                       192,500      6,250,475
                                                             ------------
                                                               15,717,801
-------------------------------------------------------------------------
Electrical Equipment--0.9%
General Electric Co.                               185,000      7,414,800
-------------------------------------------------------------------------
Vishay Intertechnology, Inc.(1)                    553,000     10,783,500
                                                             ------------
                                                               18,198,300
-------------------------------------------------------------------------
Industrial Services--1.3%
Philadelphia Suburban Corp.                         62,500      1,409,375
-------------------------------------------------------------------------
Waste Management, Inc.                             770,000     24,570,700
                                                             ------------
                                                               25,980,075
-------------------------------------------------------------------------
Manufacturing--4.8%
Flextronics International Ltd.(1)                  648,000     15,545,520
-------------------------------------------------------------------------
Honeywell International, Inc.                      477,000     16,132,140
-------------------------------------------------------------------------
Mettler-Toledo International, Inc.(1)              177,930      9,225,670
-------------------------------------------------------------------------
Millipore Corp.                                     99,000      6,009,300
-------------------------------------------------------------------------
Sanmina-SCI Corp.(1)                             1,312,300     26,114,770
-------------------------------------------------------------------------
Tyco International Ltd.                            357,988     21,085,493
                                                             ------------
                                                               94,112,893
-------------------------------------------------------------------------
Communication Services--1.4%
-------------------------------------------------------------------------
Telecommunications: Long Distance--0.4%
Sprint Corp. (Fon Group)                           170,000      3,413,600
-------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(1)                   238,100      3,352,448
                                                             ------------
                                                                6,766,048
-------------------------------------------------------------------------
Telecommunications: Wireless--1.0%
Sprint Corp. (PCS Group)(1)                        320,000      7,811,200
-------------------------------------------------------------------------
Vodafone Group plc, Sponsored ADR                  478,700     12,293,016
                                                             ------------
                                                               20,104,216

                    Oppenheimer Capital Appreciation Fund/VA

Statement of Investments  (Continued)

                                                             Market Value
                                                  Shares     See Note 1
-------------------------------------------------------------------------

Consumer Cyclicals--13.0%
-------------------------------------------------------------------------
Autos & Housing--0.5%
Ethan Allen Interiors, Inc.                         215,610  $  8,967,220
-------------------------------------------------------------------------
Consumer Services--1.3%
Omnicom Group, Inc.                                 281,000    25,107,350
-------------------------------------------------------------------------
Leisure & Entertainment--2.4%
Carnival Corp.                                      977,000    27,434,160
-------------------------------------------------------------------------
Harley-Davidson, Inc.                               250,000    13,577,500
-------------------------------------------------------------------------
Mattel, Inc.                                        375,000     6,450,000
                                                             ------------
                                                               47,461,660
-------------------------------------------------------------------------
Media--5.7%
AOL Time Warner, Inc.(1)                          1,877,000    60,251,700
-------------------------------------------------------------------------
Kadant, Inc.(1)                                      72,160     1,046,320
-------------------------------------------------------------------------
McGraw-Hill Cos., Inc.(The)                         400,000    24,392,000
-------------------------------------------------------------------------
News Corp. Ltd.(The), Sponsored ADR                 824,000    26,211,440
                                                             ------------
                                                              111,901,460
-------------------------------------------------------------------------
Retail: General--1.0%
Costco Wholesale Corp.(1)                           296,100    13,140,918
-------------------------------------------------------------------------
Dollar Tree Stores, Inc.(1)                         205,000     6,336,550
                                                             ------------
                                                               19,477,468
-------------------------------------------------------------------------
Retail: Specialty--2.1%
Gap, Inc.                                           745,000    10,385,300
-------------------------------------------------------------------------
Home Depot, Inc.                                    212,000    10,814,120
-------------------------------------------------------------------------
Nike, Inc., Cl. B                                   150,000     8,436,000
-------------------------------------------------------------------------
Rite Aid Corp.(1)                                   370,000     1,872,200
-------------------------------------------------------------------------
Tiffany & Co.                                       318,000    10,007,460
                                                             ------------
                                                               41,515,080
-------------------------------------------------------------------------
Consumer Staples--18.6%
-------------------------------------------------------------------------
Beverages--3.6%
Anheuser-Busch Cos., Inc.                           675,000    30,516,750
-------------------------------------------------------------------------
Coca-Cola Co.(The)                                  140,000     6,601,000
-------------------------------------------------------------------------
Coca-Cola Enterprises, Inc.                         405,000     7,670,700
-------------------------------------------------------------------------
PepsiCo, Inc.                                       533,000    25,951,770
                                                             ------------
                                                               70,740,220
-------------------------------------------------------------------------
Broadcasting--7.5%
Adelphia Communications Corp., Cl. A(1)             327,500    10,211,450
-------------------------------------------------------------------------
Cablevision Systems Corp., Cl. A(1)                 279,000    13,238,550
-------------------------------------------------------------------------
Clear Channel Communications, Inc.(1)               600,490    30,570,946
-------------------------------------------------------------------------
Comcast Corp., Cl. A Special                      1,858,700    66,913,200
-------------------------------------------------------------------------
Fox Entertainment Group, Inc., A Shares(1)          282,000     7,481,460
-------------------------------------------------------------------------
Hispanic Broadcasting Corp.(1)                      417,000    10,633,500
-------------------------------------------------------------------------
Univision Communications, Inc., Cl. A(1)            245,000     9,912,700
                                                             ------------
                                                              148,961,806

                   Oppenheimer Capital Appreciation Fund/VA

Statement of Investments  (Continued)

                                                              Market Value
                                                  Shares      See Note 1
-------------------------------------------------------------------------

Entertainment--4.1%
Applebee's International, Inc.                     180,000    $ 6,156,000
-------------------------------------------------------------------------
Brinker International, Inc.(1)                     327,200      9,737,472
-------------------------------------------------------------------------
Royal Caribbean Cruises Ltd.                       945,000     15,309,000
-------------------------------------------------------------------------
Viacom, Inc., Cl. B(1)                           1,125,000     49,668,750
                                                              -----------
                                                               80,871,222
-------------------------------------------------------------------------
Food--1.6%
Dean Foods Co.(1)                                  140,000      9,548,000
-------------------------------------------------------------------------
Diageo plc, Sponsored ADR                          137,800      6,376,006
-------------------------------------------------------------------------
General Mills, Inc.                                250,000     13,002,500
-------------------------------------------------------------------------
Sysco Corp.                                        120,000      3,146,400
                                                              -----------
                                                               32,072,906
-------------------------------------------------------------------------
Food & Drug Retailers--1.6%
CVS Corp.                                           38,400      1,136,640
-------------------------------------------------------------------------
Kroger Co.(The)(1)                                 437,000      9,120,190
-------------------------------------------------------------------------
Safeway, Inc.(1)                                   483,600     20,190,300
                                                              -----------
                                                               30,447,130
-------------------------------------------------------------------------
Household Goods--0.2%
Estee Lauder Cos., Inc.(The), Cl. A                121,460      3,894,008
-------------------------------------------------------------------------
Energy--5.6%
-------------------------------------------------------------------------
Energy Services--1.9%
BJ Services Co.(1)                                 370,000     12,006,500
-------------------------------------------------------------------------
Halliburton Co.                                    312,000      4,087,200
-------------------------------------------------------------------------
Noble Drilling Corp.(1)                            147,500      5,020,900
-------------------------------------------------------------------------
PanCanadian Energy Corp.                           348,840      9,025,304
-------------------------------------------------------------------------
Rowan Cos., Inc.(1)                                185,000      3,583,450
-------------------------------------------------------------------------
Varco International, Inc.(1)                       210,000      3,145,800
                                                              -----------
                                                               36,869,154
-------------------------------------------------------------------------
Oil: Domestic--2.5%
Amerada Hess Corp.                                 251,000     15,687,500
-------------------------------------------------------------------------
Exxon Mobil Corp.                                  776,000     30,496,800
-------------------------------------------------------------------------
Suncor Energy, Inc.                                 94,800      3,122,712
                                                              -----------
                                                               49,307,012
-------------------------------------------------------------------------
Oil: International--1.2%
TotalFinaElf SA, Sponsored ADR                     338,000     23,741,120
-------------------------------------------------------------------------
Financial--15.5%
-------------------------------------------------------------------------
Banks--2.6%
Bank of America Corp.                              282,000     17,751,900
-------------------------------------------------------------------------
Bank One Corp.                                     455,000     17,767,750
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            388,000     14,103,800
-------------------------------------------------------------------------
TCF Financial Corp.                                 40,000      1,919,200
                                                              -----------
                                                               51,542,650

                    Oppenheimer Capital Appreciation Fund/VA                  7

Statement of Investments  (Continued)

                                                             Market Value
                                                 Shares      See Note 1
-------------------------------------------------------------------------

Diversified Financial--8.7%
Citigroup, Inc.                                  1,060,000   $ 53,508,800
-------------------------------------------------------------------------
Concord EFS, Inc.(1)                               370,200     12,135,156
-------------------------------------------------------------------------
Fannie Mae                                         250,000     19,875,000
-------------------------------------------------------------------------
Freddie Mac                                        475,000     31,065,000
-------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                   436,400     24,412,216
-------------------------------------------------------------------------
Prudential Financial, Inc.(1)                          400         13,276
-------------------------------------------------------------------------
Schwab (Charles) Corp.                             919,500     14,224,665
-------------------------------------------------------------------------
USA Education, Inc.                                201,000     16,888,020
                                                             ------------
                                                              172,122,133
-------------------------------------------------------------------------
Insurance--3.2%
American International Group, Inc.                 357,250     28,365,650
-------------------------------------------------------------------------
Everest Re Group Ltd.                               55,200      3,902,640
-------------------------------------------------------------------------
St. Paul Cos., Inc.                                131,200      5,768,864
-------------------------------------------------------------------------
Willis Group Holdings Ltd.(1)                      209,440      4,932,312
-------------------------------------------------------------------------
XL Capital Ltd., Cl. A                             230,000     21,012,800
                                                             ------------
                                                               63,982,266
-------------------------------------------------------------------------
Real Estate Investment Trusts--1.0%
Boston Properties, Inc.                            327,000     12,426,000
-------------------------------------------------------------------------
Host Marriott Corp.                                805,000      7,245,000
                                                             ------------
                                                               19,671,000
-------------------------------------------------------------------------
Healthcare--11.6%
-------------------------------------------------------------------------
Healthcare/Drugs--7.7%
Abbott Laboratories                                196,800     10,971,600
-------------------------------------------------------------------------
Amgen, Inc.(1)                                      90,000      5,079,600
-------------------------------------------------------------------------
Bristol-Myers Squibb Co.                           100,000      5,100,000
-------------------------------------------------------------------------
Genzyme Corp. (General Division)(1)                430,000     25,739,800
-------------------------------------------------------------------------
GlaxoSmithKline plc, ADR                           310,000     15,444,200
-------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(1)                      149,060     10,274,706
-------------------------------------------------------------------------
Johnson & Johnson                                  568,480     33,597,168
-------------------------------------------------------------------------
Medimmune, Inc.(1)                                  30,000      1,390,500
-------------------------------------------------------------------------
Perrigo Co.(1)                                     403,740      4,772,207
-------------------------------------------------------------------------
Pfizer, Inc.                                       804,000     32,039,400
-------------------------------------------------------------------------
Serono SA, Sponsored ADR                           371,700      8,248,023
                                                             ------------
                                                              152,657,204

                   Oppenheimer Capital Appreciation Fund/VA

Statement of Investments  (Continued)

                                                             Market Value
                                                  Shares     See Note 1
-------------------------------------------------------------------------

Healthcare/Supplies & Services--3.9%
Applera Corp./Applied Biosystems Group              459,380  $ 18,039,853
-------------------------------------------------------------------------
Biomet, Inc.                                        240,000     7,416,000
-------------------------------------------------------------------------
Cardinal Health, Inc.                                 8,000       517,280
-------------------------------------------------------------------------
Covance, Inc.(1)                                    329,200     7,472,840
-------------------------------------------------------------------------
HEALTHSOUTH Corp.(1)                                265,000     3,927,300
-------------------------------------------------------------------------
McKesson Corp.                                      285,000    10,659,000
-------------------------------------------------------------------------
Medtronic, Inc.                                     230,000    11,778,300
-------------------------------------------------------------------------
PerkinElmer, Inc.                                   242,500     8,492,350
-------------------------------------------------------------------------
Stryker Corp.(1)                                    161,300     9,415,081
                                                             ------------
                                                               77,718,004
-------------------------------------------------------------------------
Technology--17.6%
-------------------------------------------------------------------------
Computer Hardware--0.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR     40,000       686,800
-------------------------------------------------------------------------
Computer Services--1.4%
Affiliated Computer Services, Inc., Cl. A(1)         98,400    10,443,192
-------------------------------------------------------------------------
First Data Corp.                                    227,010    17,808,934
                                                             ------------
                                                               28,252,126
-------------------------------------------------------------------------
Computer Software--6.9%
Cadence Design Systems, Inc.(1)                     472,300    10,352,816
-------------------------------------------------------------------------
Check Point Software Technologies Ltd.(1)           286,400    11,424,496
-------------------------------------------------------------------------
Computer Sciences Corp.(1)                          115,000     5,632,700
-------------------------------------------------------------------------
Electronic Arts, Inc.(1)                            262,800    15,754,860
-------------------------------------------------------------------------
Microsoft Corp.(1)                                1,041,700    69,012,625
-------------------------------------------------------------------------
Oracle Corp.(1)                                     128,200     1,770,442
-------------------------------------------------------------------------
Peoplesoft, Inc.(1)                                 268,800    10,805,760
-------------------------------------------------------------------------
Veritas Software Corp.(1)                           251,123    11,257,844
                                                             ------------
                                                              136,011,543
-------------------------------------------------------------------------
Communications Equipment--4.2%
CIENA Corp.(1)                                      280,000     4,006,800
-------------------------------------------------------------------------
Cisco Systems, Inc.(1)                            1,183,000    21,424,130
-------------------------------------------------------------------------
Extreme Networks, Inc.(1)                           432,500     5,579,250
-------------------------------------------------------------------------
L.M. Ericsson Telephone Co., ADR, Cl. B             445,000     2,322,900
-------------------------------------------------------------------------
Lucent Technologies, Inc.                           634,000     3,987,860
-------------------------------------------------------------------------
Nokia Corp., Sponsored ADR, A Shares              1,602,000    39,297,060
-------------------------------------------------------------------------
QUALCOMM, Inc.(1)                                   137,900     6,963,950
                                                             ------------
                                                               83,581,950

                    Oppenheimer Capital Appreciation Fund/VA                  9

Statement of Investments  (Continued)

                                                                                                     Market Value
                                                                                      Shares         See Note 1
------------------------------------------------------------------------------------------------------------------

Electronics--5.1%
Analog Devices, Inc.(1)                                                                   161,000    $    7,146,790
-------------------------------------------------------------------------------------------------------------------
Atmel Corp.(1)                                                                            881,600         6,497,392
-------------------------------------------------------------------------------------------------------------------
Cypress Semiconductor Corp.(1)                                                            442,000         8,809,060
-------------------------------------------------------------------------------------------------------------------
International Rectifier Corp.(1)                                                          320,000        11,161,600
-------------------------------------------------------------------------------------------------------------------
Micron Technology, Inc.(1)                                                                451,000        13,981,000
-------------------------------------------------------------------------------------------------------------------
National Semiconductor Corp.(1)                                                           359,000        11,053,610
-------------------------------------------------------------------------------------------------------------------
RF Micro Devices, Inc.(1)                                                                 611,000        11,749,530
-------------------------------------------------------------------------------------------------------------------
Texas Instruments, Inc.                                                                   337,000         9,436,000
-------------------------------------------------------------------------------------------------------------------
Vitesse Semiconductor Corp.(1)                                                            480,000         5,966,400
-------------------------------------------------------------------------------------------------------------------
Waters Corp.(1)                                                                           392,990        15,228,362
                                                                                                     --------------
                                                                                                        101,029,744
-------------------------------------------------------------------------------------------------------------------
Transportation--0.3%
-------------------------------------------------------------------------------------------------------------------
Railroads & Truckers--0.3%
Canadian Pacific Ltd.                                                                     255,000         5,127,796
-------------------------------------------------------------------------------------------------------------------
Utilities--2.9%
-------------------------------------------------------------------------------------------------------------------
Electric Utilities--1.1%
Duke Energy Corp.                                                                         527,900        20,725,354
-------------------------------------------------------------------------------------------------------------------
Mirant Corp.(1)                                                                           105,600         1,691,712
                                                                                                     --------------
                                                                                                         22,417,066
-------------------------------------------------------------------------------------------------------------------
Gas Utilities--1.8%
El Paso Corp.                                                                             617,930        27,565,857
-------------------------------------------------------------------------------------------------------------------
Williams Cos., Inc.(The)                                                                  315,000         8,038,800
                                                                                                     --------------
                                                                                                         35,604,657
                                                                                                     --------------
Total Common Stocks (Cost $1,939,200,400)                                                             1,882,337,558

                                                                                      Principal
                                                                                      Amount
===================================================================================================================
U.S. Government Obligations--0.5%
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.,6.375%,4/30/02 (Cost $9,970,993)                                   $10,000,000        10,155,470
===================================================================================================================
Repurchase Agreements--4.5%
-------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banque Nationale De Paris,1.65%, dated 12/31/01, to be repurchased at $88,046,070 on 1/2/02, collateralized by U.S. Treasury Bonds,
6.125%-10.625%,8/15/15-8/15/29, with a value of $82,152,932 and U.S. Treasury Nts.,
5.50%-6.375%,6/30/02-1/31/03, with a value of $7,957,856 (Cost $88,038,000)            88,038,000        88,038,000
-------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $2,037,209,393)                                           100.3%    1,980,531,028
-------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                        (0.3)      (5,096,129)
                                                                                      -----------    --------------
Net Assets                                                                                  100.0%   $1,975,434,899
                                                                                      ===========    ==============

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

                  Oppenheimer Capital Appreciation Fund/VA

Statement of Assets and Liabilities  December 31, 2001

===================================================================================================================

Assets
Investments, at value (cost $2,037,209,393)--see accompanying statement                              $1,980,531,028
-------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         15,968
-------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                    1,252,549
Shares of beneficial interest sold                                                                        1,650,611
Other                                                                                                        10,718
                                                                                                     --------------
Total assets                                                                                          1,983,460,874
===================================================================================================================
Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                    6,227,676
Investments purchased                                                                                     1,427,058
Shareholder reports                                                                                         247,931
Trustees'compensation                                                                                         1,350
Other                                                                                                       121,960
                                                                                                     --------------
Total liabilities                                                                                         8,025,975
===================================================================================================================
Net Assets                                                                                           $1,975,434,899
                                                                                                     ==============
===================================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                           $       53,998
-------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                            2,062,222,735
-------------------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                                    10,092,208
-------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions                   (40,255,555)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                                (56,678,487)
                                                                                                     --------------
Net Assets                                                                                           $1,975,434,899
                                                                                                     ==============
===================================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $1,975,344,815 and 53,996,035 shares of beneficial interest outstanding)                       $36.58
-------------------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $90,084 and 2,464 shares of beneficial interest outstanding)                                   $36.56

See accompanying Notes to Financial Statements.

                    Oppenheimer Capital Appreciation Fund/VA                 11

Statement of Operations  For the Year Ended December 31, 2001

===================================================================================================================

Investment Income
Dividends (net of foreign withholding taxes of $69,662)                                               $  14,550,807
-------------------------------------------------------------------------------------------------------------------
Interest                                                                                                  9,210,383
                                                                                                      -------------
Total income                                                                                             23,761,190
===================================================================================================================
Expenses
Management fees                                                                                          12,843,798
-------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                                    6
-------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                         532,260
-------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                  24,395
-------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                       22,564
-------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                                 7,537
-------------------------------------------------------------------------------------------------------------------
Other                                                                                                       129,980
                                                                                                      -------------
Total expenses                                                                                           13,560,540
Less reduction to custodian expenses                                                                         (6,389)
                                                                                                      -------------
Net expenses                                                                                             13,554,151
===================================================================================================================
Net Investment Income                                                                                    10,207,039
===================================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                                             (37,438,904)
Foreign currency transactions                                                                              (454,526)
                                                                                                      -------------
Net realized gain (loss)                                                                                (37,893,430)
-------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                                            (256,693,111)
Translation of assets and liabilities denominated in foreign currencies                                    (162,347)
                                                                                                      -------------
Net change                                                                                             (256,855,458)
                                                                                                      -------------
Net realized and unrealized gain (loss)                                                                (294,748,888)
===================================================================================================================
Net Decrease in Net Assets Resulting from Operations                                                  $(284,541,849)
                                                                                                      =============

See accompanying Notes to Financial Statements.

                  Oppenheimer Capital Appreciation Fund/VA

Statements of Changes in Net Assets

                                                                             Year Ended December 31,
                                                                             2001             2000
============================================================================================================

Operations
Net investment income (loss)                                                 $   10,207,039   $   12,662,038
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                        (37,893,430)     204,356,085
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                           (256,855,458)    (266,633,600)
                                                                             --------------   --------------
Net increase (decrease) in net assets resulting from operations                (284,541,849)     (49,615,477)
============================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                              (12,638,065)      (2,077,067)
Service shares                                                                            -                -
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non-Service shares                                                             (189,649,710)    (110,842,476)
Service shares                                                                            -                -
============================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                              366,372,108      833,140,766
Service shares                                                                       89,253                -
============================================================================================================
Net Assets
Total increase (decrease)                                                      (120,368,263)     670,605,746
------------------------------------------------------------------------------------------------------------
Beginning of period                                                           2,095,803,162    1,425,197,416
                                                                             --------------   --------------
End of period [including undistributed (overdistributed) net investment
income of $10,092,208 and $12,613,518, respectively]                         $1,975,434,899   $2,095,803,162
                                                                             ==============   ==============

See accompanying Notes to Financial Statements.

                    Oppenheimer Capital Appreciation Fund/VA

Financial Highlights

                                                 Year Ended December 31,
Non-Service shares                               2001          2000          1999          1998        1997
===============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                 $46.63        $49.84        $36.67      $32.44      $27.24
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                   .18           .27           .06         .13         .25
Net realized and unrealized gain (loss)               (5.86)          .02         14.68        7.28        6.62
---------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations        (5.68)          .29         14.74        7.41        6.87
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                   (.27)         (.06)         (.13)       (.24)       (.15)
Distributions from net realized gain                  (4.10)        (3.44)        (1.44)      (2.94)      (1.52)
---------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (4.37)        (3.50)        (1.57)      (3.18)      (1.67)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $36.58        $46.63        $49.84      $36.67      $32.44
                                                     ======        ======        ======      ======      ======
===============================================================================================================
Total Return, at Net Asset Value(1)                  (12.58)%       (0.23)%       41.66%      24.00%      26.68%
===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)         $1,975,345    $2,095,803    $1,425,197    $768,550    $493,906
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $2,000,314    $1,922,099    $1,002,835    $609,246    $390,447
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income                                  0.51%         0.66%         0.21%       0.50%       1.02%
Expenses                                               0.68%         0.67%         0.70%       0.75%(3)    0.75%(3)
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  45%           38%           56%         56%         66%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.
Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of theses charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                  Oppenheimer Capital Appreciation Fund/VA

Financial Highlights  (Continued)

                                                                             Period Ended
Service shares                                                               December 31, 2001(1)
=================================================================================================

Per Share Operating Data
Net asset value, beginning of period                                                       $31.66
-------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                          --(2)
Net realized and unrealized gain (loss)                                                      4.90
-------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                               4.90
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                           --
Distributions from net realized gain                                                           --
-------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                           --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $36.56
                                                                                           ======
=================================================================================================
Total Return, at Net Asset Value(3)                                                         15.51%
=================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                      $90
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                             $16
-------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                                        0.11%
Expenses                                                                                     0.81%
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                        45%

1. For the period from September 18, 2001 (inception of offering) to December
31, 2001.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of theses charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                    Oppenheimer Capital Appreciation Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Capital Appreciation Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in securities of well-known, established companies. The Trust's investment advisor is Oppenheimer Funds, Inc. (the Manager).
     The Fund offers two classes of shares. Both classes are sold at their
Offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                  Oppenheimer Capital Appreciation Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

     Expiring
     ----------------------------------------------
         2009                           $14,552,938

As of December 31, 2001, the Fund had approximately $18,447,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010. Additionally, the Fund had approximately
$5,000 of post-October foreign currency losses which were deferred. If unutilized by the Fund in the following fiscal year, such losses will expire.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $90,284. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    Oppenheimer Capital Appreciation Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                Year Ended December 31, 2001(1)             Year Ended December 31, 2000
                                                ---------------------------------           ---------------------------------
                                                Shares              Amount                  Shares             Amount
-----------------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                             15,808,805         $ 618,618,659           20,683,300         $1,046,431,848
Dividends and/or distributions reinvested         5,299,654           202,287,775            2,140,655            112,919,543
Redeemed                                        (12,057,267)         (454,534,326)          (6,472,107)          (326,210,625)
                                                -----------         -------------           ----------         --------------
Net increase (decrease)                           9,051,192         $ 366,372,108           16,351,848         $  833,140,766
                                                ===========         =============           ==========         ==============
Service shares
Sold                                                  2,703         $      97,939                   --         $           --
Dividends and/or distributions reinvested                --                    --                   --                     --
Redeemed                                               (239)               (8,686)                  --                     --
                                                -----------         -------------           ----------         --------------
Net increase (decrease)                               2,464         $      89,253                   --         $           --
                                                ===========         =============           ==========         ==============

1. For the year ended December 31, 2001, for Non-Service shares and for the period from September 18, 2001 (inception of offering) to December 31, 2001, for Service shares.

===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$1,267,428,314 and $807,614,824, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,044,459,802 was:

     Gross unrealized appreciation                  $ 179,621,204
     Gross unrealized depreciation                   (243,549,978)
                                                    -------------
     Net unrealized appreciation (depreciation)     $ (63,928,774)
                                                    =============

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of
0.75% of the first $200 million of average annual net assets, 0.72% of the next
$200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.64%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and share-holder servicing agent for the Fund.
The Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.

                  Oppenheimer Capital Appreciation Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
4. Fees and Other Transactions with Affiliates  (continued)

Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

===============================================================================
5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

===============================================================================

Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Main Street Small Cap
Fund/VA:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund/VA, formerly known as Oppenheimer Small
Cap Growth Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund/VA as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  December 31, 2001

                                                                   Market Value
                                                           Shares  See Note 1
===============================================================================

Common Stocks--99.1%
-------------------------------------------------------------------------------
Basic Materials--3.8%
-------------------------------------------------------------------------------
Chemicals--1.9%
Agrium, Inc.                                               1,500       $ 15,900
-------------------------------------------------------------------------------
Airgas, Inc.(1)                                            2,700         40,824
-------------------------------------------------------------------------------
AMCOL International Corp.                                  1,600         11,520
-------------------------------------------------------------------------------
Crompton Corp.                                             2,400         21,600
-------------------------------------------------------------------------------
Cytec Industries, Inc.(1)                                  1,100         29,700
-------------------------------------------------------------------------------
Great Lakes Chemical Corp.                                 1,100         26,708
-------------------------------------------------------------------------------
H.B. Fuller Co.                                              100          2,877
-------------------------------------------------------------------------------
IMC Global, Inc.                                           2,900         37,700
-------------------------------------------------------------------------------
MacDermid, Inc.                                              500          8,475
-------------------------------------------------------------------------------
Minerals Technologies, Inc.                                  400         18,656
-------------------------------------------------------------------------------
Octel Corp.(1)                                             1,600         28,800
-------------------------------------------------------------------------------
Quaker Chemical Corp.                                        200          4,120
-------------------------------------------------------------------------------
RPM, Inc.                                                    700         10,122
-------------------------------------------------------------------------------
SCP Pool Corp.(1)                                          1,250         34,312
-------------------------------------------------------------------------------
Solutia, Inc.                                              2,100         29,442
-------------------------------------------------------------------------------
Symyx Technologies, Inc.(1)                                1,000         21,240
-------------------------------------------------------------------------------
Universal Corp.                                              400         14,564
-------------------------------------------------------------------------------
Visionics Corp.(1)                                           400          5,772
                                                                       --------
                                                                        362,332
-------------------------------------------------------------------------------
Gold & Precious Minerals--0.3%
Meridian Gold, Inc.(1)                                     1,800         18,436
-------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                   2,200         40,700
                                                                       --------
                                                                         59,136
-------------------------------------------------------------------------------
Metals--1.1%
AK Steel Holding Corp.                                       700          7,966
-------------------------------------------------------------------------------
Allegheny Technologies, Inc.                               2,100         35,175
-------------------------------------------------------------------------------
Aviall, Inc.                                               3,600         27,180
-------------------------------------------------------------------------------
Barnes Group, Inc.                                           200          4,798
-------------------------------------------------------------------------------
Brush Wellman, Inc.                                          400          5,696
-------------------------------------------------------------------------------
Century Aluminum Co.                                         100          1,336
-------------------------------------------------------------------------------
CIRCOR International, Inc.                                   500          9,225
-------------------------------------------------------------------------------
Lone Star Technologies, Inc.(1)                              700         12,320
-------------------------------------------------------------------------------
NS Group, Inc.(1)                                            700          5,236
-------------------------------------------------------------------------------
Quanex Corp.                                                 600         16,980
-------------------------------------------------------------------------------
Steel Dynamics, Inc.(1)                                      800          9,288
-------------------------------------------------------------------------------
Titanium Metals Corp.(1)                                   2,900         11,571
-------------------------------------------------------------------------------
Walter Industries, Inc.                                    2,200         24,882
-------------------------------------------------------------------------------
Worthington Industries, Inc.                               2,100         29,820
                                                                       --------
                                                                        201,473

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Paper--0.5%
Chesapeake Corp.                                             900       $ 25,029
-------------------------------------------------------------------------------
Glatfelter                                                 2,000         31,160
-------------------------------------------------------------------------------
Longview Fibre Co.                                           200          2,362
-------------------------------------------------------------------------------
Rayonier, Inc.                                               400         20,188
-------------------------------------------------------------------------------
Rock-Tenn Co., Cl. A                                         700         10,080
                                                                       --------
                                                                         88,819
-------------------------------------------------------------------------------
Capital Goods--9.8%
-------------------------------------------------------------------------------
Aerospace/Defense--0.8%
AAR Corp.                                                    200          1,802
-------------------------------------------------------------------------------
American Axle & Manufacturing Holdings, Inc.(1)              900         19,242
-------------------------------------------------------------------------------
BE Aerospace, Inc.(1)                                        900          8,253
-------------------------------------------------------------------------------
DRS Technologies, Inc.(1)                                    500         17,825
-------------------------------------------------------------------------------
Esterline Technologies Corp.(1)                            1,000         16,010
-------------------------------------------------------------------------------
Herley Industries, Inc.(1)                                 1,200         20,400
-------------------------------------------------------------------------------
Intermagnetics General Corp.                                 418         10,826
-------------------------------------------------------------------------------
Precision Castparts Corp.                                  1,400         39,550
-------------------------------------------------------------------------------
Teledyne Technologies, Inc.(1)                             1,200         19,548
                                                                       --------
                                                                        153,456
-------------------------------------------------------------------------------
Electrical Equipment--1.4%
American Superconductor Corp.(1)                           1,300         15,938
-------------------------------------------------------------------------------
BEI Technologies, Inc.                                       700         12,208
-------------------------------------------------------------------------------
Capstone Turbine Corp.(1)                                  8,300         44,903
-------------------------------------------------------------------------------
CLARCOR, Inc.                                                100          2,715
-------------------------------------------------------------------------------
EMCOR Group, Inc.(1)                                         400         18,160
-------------------------------------------------------------------------------
Encompass Services Corp.(1)                                1,600          4,640
-------------------------------------------------------------------------------
Encore Wire Corp.(1)                                       1,800         21,780
-------------------------------------------------------------------------------
Foster Wheeler Ltd.                                        3,200         16,320
-------------------------------------------------------------------------------
General Electric Co.                                          40          1,603
-------------------------------------------------------------------------------
Genlyte Group, Inc. (The)(1)                               1,000         29,760
-------------------------------------------------------------------------------
Integrated Electrical Services, Inc.(1)                    1,200          6,144
-------------------------------------------------------------------------------
Kemet Corp.(1)                                             2,200         39,050
-------------------------------------------------------------------------------
Manufacturers'Services Ltd.(1)                               900          5,625
-------------------------------------------------------------------------------
Power Integrations, Inc.(1)                                1,700         38,828
                                                                       --------
                                                                        257,674
-------------------------------------------------------------------------------
Industrial Services--3.9%
Advanced Marketing Services, Inc.                          1,500         27,375
-------------------------------------------------------------------------------
Casella Waste Systems, Inc., Cl. A(1)                        600          8,886
-------------------------------------------------------------------------------
CONSOL Energy, Inc.                                          500         12,420
-------------------------------------------------------------------------------
Cyberonics, Inc.(1)                                          300          7,959
-------------------------------------------------------------------------------
Daisytek International Corp.(1)                            2,400         31,608
-------------------------------------------------------------------------------
Digimarc Corp.(1)                                            400          7,432
-------------------------------------------------------------------------------
Forrester Research, Inc.(1)                                1,200         24,168
-------------------------------------------------------------------------------
Global Imaging Systems, Inc.(1)                            2,200         32,846

                  Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Industrial Services  (continued)
ICT Group, Inc.(1)                                         1,000       $ 18,610
-------------------------------------------------------------------------------
Kendle International, Inc.(1)                              1,800         36,288
-------------------------------------------------------------------------------
Knightsbridge Tankers Ltd.                                   100          1,610
-------------------------------------------------------------------------------
Labor Ready, Inc.(1)                                       2,400         12,264
-------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.                              100          2,444
-------------------------------------------------------------------------------
Mail-Well, Inc.(1)                                           700          2,870
-------------------------------------------------------------------------------
McDermott International, Inc.(1)                           3,400         41,718
-------------------------------------------------------------------------------
Modis Professional Services, Inc.(1)                       4,600         32,844
-------------------------------------------------------------------------------
MSC Industrial Direct Co., Inc., Cl. A(1)                    900         17,775
-------------------------------------------------------------------------------
National Processing, Inc.(1)                                 100          3,250
-------------------------------------------------------------------------------
Navigant Consulting, Inc.(1)                                 100            550
-------------------------------------------------------------------------------
Newpark Resources, Inc.(1)                                 3,900         30,810
-------------------------------------------------------------------------------
Osmonics, Inc.(1)                                            600          8,412
-------------------------------------------------------------------------------
Planar Systems, Inc.(1)                                    1,700         35,870
-------------------------------------------------------------------------------
Presstek, Inc.(1)                                          1,700         15,589
-------------------------------------------------------------------------------
Quanta Services, Inc.(1)                                   2,200         33,946
-------------------------------------------------------------------------------
Right Management Consultants, Inc.(1)                      1,650         28,545
-------------------------------------------------------------------------------
Service Corp. International(1)                             1,200          5,988
-------------------------------------------------------------------------------
SpeedFam-IPEC, Inc.(1)                                     1,400          4,172
-------------------------------------------------------------------------------
Standard Register Co. (The)                                1,100         20,383
-------------------------------------------------------------------------------
Sylvan Learning Systems, Inc.(1)                             800         17,656
-------------------------------------------------------------------------------
Teekay Shipping Corp.                                      1,100         38,335
-------------------------------------------------------------------------------
Tetra Technologies, Inc.(1)                                  900         18,855
-------------------------------------------------------------------------------
TRC Cos., Inc.(1)                                            800         40,000
-------------------------------------------------------------------------------
United Stationers, Inc.(1)                                 1,000         33,650
-------------------------------------------------------------------------------
UNOVA, Inc.(1)                                               100            580
-------------------------------------------------------------------------------
URS Corp.(1)                                               1,200         32,892
-------------------------------------------------------------------------------
Wackenhut Corrections Corp.(1)                             2,000         27,720
-------------------------------------------------------------------------------
Wallace Computer Services, Inc.                              200          3,798
-------------------------------------------------------------------------------
Zomax, Inc.(1)                                             1,200          9,588
                                                                       --------
                                                                        729,706
-------------------------------------------------------------------------------
Manufacturing--3.7%
AEP Industries, Inc.(1)                                      600         14,376
-------------------------------------------------------------------------------
American Woodmark Corp.                                      600         32,250
-------------------------------------------------------------------------------
Ameron International Corp.                                   300         20,760
-------------------------------------------------------------------------------
Astronics Corp.                                            1,000         11,320
-------------------------------------------------------------------------------
Asyst Technologies, Inc.(1)                                  200          2,552
-------------------------------------------------------------------------------
Benchmark Electronics, Inc.(1)                               100          1,896
-------------------------------------------------------------------------------
Briggs & Stratton Corp.                                      200          8,540
-------------------------------------------------------------------------------
Crane Co.                                                  1,200         30,768
-------------------------------------------------------------------------------
CTS Corp.                                                  1,700         27,030
-------------------------------------------------------------------------------
Donaldson Co., Inc.                                          100          3,884
-------------------------------------------------------------------------------
EarthShell Corp.(1)                                          300            600

                   Oppenheimer Main Street Small Cap Fund/VA                  7

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Manufacturing  (continued)
Entegris, Inc.(1)                                          2,100       $ 23,016
-------------------------------------------------------------------------------
FSI International, Inc.(1)                                 1,400         12,908
-------------------------------------------------------------------------------
Garan, Inc.                                                  200          8,500
-------------------------------------------------------------------------------
Global Power Equipment Group, Inc.(1)                      3,200         48,160
-------------------------------------------------------------------------------
Griffon Corp.                                              2,470         37,050
-------------------------------------------------------------------------------
GSI Lumonics, Inc.(1)                                      1,000          8,470
-------------------------------------------------------------------------------
Harsco Corp.                                                 400         13,720
-------------------------------------------------------------------------------
Interpool, Inc.                                              800         15,400
-------------------------------------------------------------------------------
Ivex Packaging Corp.(1)                                    2,800         53,200
-------------------------------------------------------------------------------
Knight Transportation, Inc.(1)                               225          4,225
-------------------------------------------------------------------------------
Matthews International Corp., Cl. A                          200          4,916
-------------------------------------------------------------------------------
Maverick Tube Corp.(1)                                     2,600         33,670
-------------------------------------------------------------------------------
Measurement Specialties, Inc.(1)                           1,100         10,351
-------------------------------------------------------------------------------
Milacron, Inc.                                               200          3,162
-------------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                                100          5,679
-------------------------------------------------------------------------------
National Service Industries, Inc.                          2,200          4,444
-------------------------------------------------------------------------------
Oakley, Inc.(1)                                            1,500         24,390
-------------------------------------------------------------------------------
Owens-Illinois, Inc.(1)                                    3,900         38,961
-------------------------------------------------------------------------------
Pactiv Corp.(1)                                              400          7,100
-------------------------------------------------------------------------------
Paxar Corp.(1)                                               900         12,780
-------------------------------------------------------------------------------
Photon Dynamics, Inc.(1)                                     800         36,520
-------------------------------------------------------------------------------
Photronics, Inc.(1)                                          300          9,405
-------------------------------------------------------------------------------
Plexus Corp.(1)                                              600         15,936
-------------------------------------------------------------------------------
Quidel Corp.(1)                                            1,600         12,304
-------------------------------------------------------------------------------
Ryder Systems, Inc.                                          800         17,720
-------------------------------------------------------------------------------
Silgan Holdings, Inc.(1)                                     600         15,696
-------------------------------------------------------------------------------
Simpson Manufacturing Co., Inc.(1)                           100          5,730
-------------------------------------------------------------------------------
SLI, Inc.                                                    200            522
-------------------------------------------------------------------------------
SPS Technologies, Inc.(1)                                    300         10,476
-------------------------------------------------------------------------------
Terex Corp.(1)                                               100          1,754
-------------------------------------------------------------------------------
Timken Co.                                                   100          1,618
-------------------------------------------------------------------------------
United Defense Industries, Inc.(1)                         1,400         29,470
-------------------------------------------------------------------------------
Wabtec Corp.                                                 400          4,920
                                                                       --------
                                                                        686,149
-------------------------------------------------------------------------------
Communication Services--2.8%
-------------------------------------------------------------------------------
Telecommunications: Long Distance--1.7%
C&D Technologies, Inc.                                     1,400         31,990
-------------------------------------------------------------------------------
Copper Mountain Networks, Inc.(1)                          5,400          9,126
-------------------------------------------------------------------------------
Corvis Corp.(1)                                           13,300         42,959
-------------------------------------------------------------------------------
ECI Telecommunications Ltd.                                3,700         19,869
-------------------------------------------------------------------------------
General Cable Corp.                                        2,900         37,990
-------------------------------------------------------------------------------
General Communication, Inc., Cl. A(1)                      3,300         28,149
-------------------------------------------------------------------------------
IDT Corp.                                                    300          5,853

                  Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Telecommunications: Long Distance  (continued)
Infonet Services Corp., Cl. B(1)                           7,300       $ 17,885
-------------------------------------------------------------------------------
InterVoice-Brite, Inc.(1)                                  2,500         32,000
-------------------------------------------------------------------------------
Lightbridge, Inc.(1)                                       2,100         25,515
-------------------------------------------------------------------------------
MasTec, Inc.(1)                                            3,700         25,715
-------------------------------------------------------------------------------
Somera Communications, Inc.(1)                             2,500         18,875
-------------------------------------------------------------------------------
SymmetriCom, Inc.(1)                                       2,900         22,069
                                                                       --------
                                                                        317,995
-------------------------------------------------------------------------------
Telephone Utilities--0.3%
Choice One Communications, Inc.(1)                           700          2,450
-------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.(1)                  800         36,400
-------------------------------------------------------------------------------
Next Level Communications, Inc.(1)                         3,100         10,385
                                                                       --------
                                                                         49,235
-------------------------------------------------------------------------------
Telecommunications: Wireless--0.8%
AirGate PCS, Inc.(1)                                         400         18,220
-------------------------------------------------------------------------------
Dobson Communications Corp., Cl. A(1)                        800          6,832
-------------------------------------------------------------------------------
Optical Communication Products, Inc.(1)                    3,200         12,608
-------------------------------------------------------------------------------
SBA Communications Corp.(1)                                2,300         29,946
-------------------------------------------------------------------------------
Spectrasite Holdings, Inc.(1)                              6,700         24,053
-------------------------------------------------------------------------------
UbiquiTel, Inc.(1)                                         3,700         27,565
-------------------------------------------------------------------------------
Williams Communications Group, Inc.(1)                    14,100         33,135
-------------------------------------------------------------------------------
Wireless Facilities, Inc.(1)                                 200          1,346
                                                                       --------
                                                                        153,705
-------------------------------------------------------------------------------
Consumer Cyclicals--17.8%
-------------------------------------------------------------------------------
Autos & Housing--5.9%
Advance Auto Parts, Inc.(1)                                  363         18,059
-------------------------------------------------------------------------------
Aftermarket Technology Corp.(1)                            2,100         34,020
-------------------------------------------------------------------------------
Apogee Enterprises, Inc.                                   1,300         20,566
-------------------------------------------------------------------------------
Applica, Inc.(1)                                           2,700         24,327
-------------------------------------------------------------------------------
ArvinMeritor, Inc.                                           800         15,712
-------------------------------------------------------------------------------
Bandag, Inc.                                                 200          6,952
-------------------------------------------------------------------------------
Beazer Homes USA, Inc.(1)                                    300         21,951
-------------------------------------------------------------------------------
Borg-Warner Automotive, Inc.                                 400         20,900
-------------------------------------------------------------------------------
Building Materials Holding Corp.(1)                        2,000         21,700
-------------------------------------------------------------------------------
Champion Enterprises, Inc.(1)                                700          8,617
-------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                     700         11,172
-------------------------------------------------------------------------------
Copart, Inc.(1)                                              300         10,911
-------------------------------------------------------------------------------
Dal-Tile International, Inc.(1)                            1,600         37,200
-------------------------------------------------------------------------------
Direct Focus, Inc.(1)                                      1,500         46,800
-------------------------------------------------------------------------------
Dollar Thrifty Automotive Group, Inc.(1)                   1,900         29,450
-------------------------------------------------------------------------------
Dura Automotive Systems, Inc.(1)                           1,200         13,200
-------------------------------------------------------------------------------
Elcor Corp.                                                1,500         41,685
-------------------------------------------------------------------------------
Florida Rock Industries, Inc.                                700         25,606
-------------------------------------------------------------------------------
Gardner Denver, Inc.(1)                                    1,100         24,552

                   Oppenheimer Main Street Small Cap Fund/VA                  9

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Autos & Housing  (continued)
Group 1 Automotive, Inc.(1)                                  900     $   25,659
-------------------------------------------------------------------------------
Harman International Industries, Inc.                        400         18,040
-------------------------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A(1)                        100          2,128
-------------------------------------------------------------------------------
Hughes Supply, Inc.                                        1,000         30,870
-------------------------------------------------------------------------------
Kennametal, Inc.                                             700         28,189
-------------------------------------------------------------------------------
Lancaster Colony Corp.                                       300         10,653
-------------------------------------------------------------------------------
Lear Corp.(1)                                                700         26,698
-------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                        990         37,412
-------------------------------------------------------------------------------
M/I Schottenstein Homes, Inc.                                100          4,977
-------------------------------------------------------------------------------
Meritage Corp.(1)                                            300         15,390
-------------------------------------------------------------------------------
Pep Boys--Manny, Moe & Jack                                1,000         17,150
-------------------------------------------------------------------------------
Polaris Industries, Inc.                                     500         28,875
-------------------------------------------------------------------------------
Recoton Corp.(1)                                           1,300         17,680
-------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                     200         14,640
-------------------------------------------------------------------------------
Salton, Inc.(1)                                              500          9,440
-------------------------------------------------------------------------------
Schuler Homes, Inc.(1)                                       500          9,925
-------------------------------------------------------------------------------
Sonic Automotive, Inc.(1)                                    900         21,096
-------------------------------------------------------------------------------
Standard Pacific Corp.                                     1,100         26,752
-------------------------------------------------------------------------------
Sturm, Ruger & Co., Inc.                                   2,500         29,950
-------------------------------------------------------------------------------
Superior Industries International, Inc.                      500         20,125
-------------------------------------------------------------------------------
TBC Corp.(1)                                               1,900         25,441
-------------------------------------------------------------------------------
Texas Industries, Inc.                                       700         25,830
-------------------------------------------------------------------------------
Thor Industries, Inc.                                        200          7,410
-------------------------------------------------------------------------------
Toll Brothers, Inc.(1)                                       200          8,780
-------------------------------------------------------------------------------
Toro Co. (The)                                               800         36,000
-------------------------------------------------------------------------------
Tower Automotive, Inc.(1)                                  4,000         36,120
-------------------------------------------------------------------------------
Trex Co., Inc.(1)                                            300          5,697
-------------------------------------------------------------------------------
United Auto Group, Inc.(1)                                   400         10,324
-------------------------------------------------------------------------------
Universal Forest Products, Inc.                            1,800         37,674
-------------------------------------------------------------------------------
Visteon Corp.                                              2,300         34,592
-------------------------------------------------------------------------------
Watsco, Inc.                                                 400          5,680
-------------------------------------------------------------------------------
York International Corp.                                   1,000         38,130
                                                                     ----------
                                                                      1,100,707
-------------------------------------------------------------------------------
Consumer Services--1.6%
Advo, Inc.(1)                                                600         25,800
-------------------------------------------------------------------------------
AmeriPath, Inc.(1)                                           900         29,034
-------------------------------------------------------------------------------
Arbitron, Inc.(1)                                          1,200         40,980
-------------------------------------------------------------------------------
Boron, LePore & Associates, Inc.(1)                        2,700         37,233
-------------------------------------------------------------------------------
Cendant Corp.(1)                                           1,593         31,239
-------------------------------------------------------------------------------
Cornell Corrections, Inc.(1)                                 300          5,295
-------------------------------------------------------------------------------
FTI Consulting, Inc.                                         800         26,240
-------------------------------------------------------------------------------
infoUSA, Inc.(1)                                             100            694

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                          Shares   See Note 1
-------------------------------------------------------------------------------

Consumer Services  (continued)
Korn/Ferry International                                     400       $  4,260
-------------------------------------------------------------------------------
Midas, Inc.                                                  300          3,450
-------------------------------------------------------------------------------
ProBusiness Services, Inc.(1)                                100          1,880
-------------------------------------------------------------------------------
Rent-A-Center, Inc.(1)                                       500         16,785
-------------------------------------------------------------------------------
Rightchoice Managed Care, Inc.(1)                            200         13,998
-------------------------------------------------------------------------------
Steiner Leisure Ltd.(1)                                      700         14,875
-------------------------------------------------------------------------------
Stewart Enterprises, Inc.(1)                               1,600          9,584
-------------------------------------------------------------------------------
Travelocity.com, Inc.(1)                                   1,400         40,194
                                                                       --------
                                                                        301,541
-------------------------------------------------------------------------------
Leisure & Entertainment--2.4%
Action Performance Cos., Inc.(1)                           1,300         39,793
-------------------------------------------------------------------------------
Alliance Gaming Corp.(1)                                   1,100         32,329
-------------------------------------------------------------------------------
Ameristar Casinos, Inc.(1)                                 1,800         45,090
-------------------------------------------------------------------------------
Arctic Cat, Inc.                                           1,600         27,200
-------------------------------------------------------------------------------
Argosy Gaming Co.(1)                                         600         19,512
-------------------------------------------------------------------------------
Boyd Gaming Corp.(1)                                       2,500         16,250
-------------------------------------------------------------------------------
Callaway Golf Co.                                            500          9,575
-------------------------------------------------------------------------------
Choice Hotels International, Inc.(1)                       1,400         31,010
-------------------------------------------------------------------------------
Extended Stay America, Inc.(1)                               900         14,760
-------------------------------------------------------------------------------
JAKKS Pacific, Inc.(1)                                     1,800         34,110
-------------------------------------------------------------------------------
Mandalay Resort Group(1)                                   1,700         36,380
-------------------------------------------------------------------------------
MTR Gaming Group, Inc.(1)                                  2,800         44,800
-------------------------------------------------------------------------------
Pegasus Solutions, Inc.(1)                                   300          4,260
-------------------------------------------------------------------------------
Prime Hospitality Corp.(1)                                 1,000         11,050
-------------------------------------------------------------------------------
Shuffle Master, Inc.(1)                                    1,500         23,505
-------------------------------------------------------------------------------
Spherion Corp.(1)                                          2,400         23,424
-------------------------------------------------------------------------------
West Marine, Inc.(1)                                       2,200         32,318
                                                                       --------
                                                                        445,366
-------------------------------------------------------------------------------
Media--0.8%
Banta Corp.                                                  400         11,808
-------------------------------------------------------------------------------
Consolidated Graphics, Inc.(1)                               700         13,475
-------------------------------------------------------------------------------
Entravision Communications Corp.(1)                          400          4,780
-------------------------------------------------------------------------------
Harland (John H.) Co.                                        700         15,470
-------------------------------------------------------------------------------
Hollinger International, Inc.                                100          1,170
-------------------------------------------------------------------------------
Imagistics International, Inc.                             2,900         35,815
-------------------------------------------------------------------------------
Journal Register Co.(1)                                      100          2,104
-------------------------------------------------------------------------------
Kadant, Inc.(1)                                              400          5,800
-------------------------------------------------------------------------------
Media General, Inc., Cl. A                                   100          4,983
-------------------------------------------------------------------------------
NetRatings, Inc.(1)                                          800         12,544
-------------------------------------------------------------------------------
PRIMEDIA, Inc.(1)                                          7,500         32,625
-------------------------------------------------------------------------------
R.H. Donnelley Corp.(1)                                      400         11,620
                                                                       --------
                                                                        152,194

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Retail: General--0.4%
A.C. Moore Arts & Crafts, Inc.(1)                            400        $11,800
-------------------------------------------------------------------------------
Saks, Inc.(1)                                              2,600         24,284
-------------------------------------------------------------------------------
Tuesday Morning Corp.(1)                                   1,600         28,944
-------------------------------------------------------------------------------
Value City Department Stores, Inc.(1)                        600          2,820
                                                                        -------
                                                                         67,848
-------------------------------------------------------------------------------
Retail: Specialty--5.0%
1-800 CONTACTS, Inc.(1)                                    1,000         12,440
-------------------------------------------------------------------------------
American Eagle Outfitters, Inc.(1)                           600         15,702
-------------------------------------------------------------------------------
American Greetings Corp., Cl. A                            2,200         30,316
-------------------------------------------------------------------------------
Big Lots, Inc.                                             2,800         29,120
-------------------------------------------------------------------------------
Borders Group, Inc.(1)                                       600         11,904
-------------------------------------------------------------------------------
Buckle, Inc. (The)(1)                                        400          8,920
-------------------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp.                    1,200         20,160
-------------------------------------------------------------------------------
Cash America International, Inc.                           3,800         32,300
-------------------------------------------------------------------------------
Cato Corp., Cl. A                                            700         13,230
-------------------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)                    1,000         27,150
-------------------------------------------------------------------------------
Circuit City Stores, Inc./CarMax Group(1)                  2,200         50,028
-------------------------------------------------------------------------------
CSK Auto Corp.(1)                                          1,200         11,940
-------------------------------------------------------------------------------
dELIA(*)s Corp., Cl. A(1)                                    100            620
-------------------------------------------------------------------------------
Department 56, Inc.(1)                                       500          4,300
-------------------------------------------------------------------------------
Electronics Boutique Holdings Corp.(1)                       200          7,988
-------------------------------------------------------------------------------
Factory 2-U Stores, Inc.(1)                                  500         10,020
-------------------------------------------------------------------------------
Finish Line, Inc., Cl. A(1)                                1,200         18,348
-------------------------------------------------------------------------------
Fossil, Inc.(1)                                              800         16,800
-------------------------------------------------------------------------------
G & K Services, Inc., Cl. A                                  900         29,070
-------------------------------------------------------------------------------
Galyan's Trading Co.(1)                                      700          9,968
-------------------------------------------------------------------------------
Genesco, Inc.(1)                                             300          6,228
-------------------------------------------------------------------------------
Gymboree Corp.(1)                                          3,500         41,755
-------------------------------------------------------------------------------
Helen of Troy Ltd.(1)                                      2,300         28,543
-------------------------------------------------------------------------------
Insight Enterprises, Inc.(1)                               1,100         27,060
-------------------------------------------------------------------------------
MCSi, Inc.(1)                                                500         11,725
-------------------------------------------------------------------------------
Men's Wearhouse, Inc. (The)(1)                               900         18,585
-------------------------------------------------------------------------------
Michaels Stores, Inc.(1)                                     800         26,360
-------------------------------------------------------------------------------
Movado Group, Inc.                                           200          3,840
-------------------------------------------------------------------------------
Movie Gallery, Inc.(1)                                     1,350         32,886
-------------------------------------------------------------------------------
O'Reilly Automotive, Inc.(1)                                 500         18,235
-------------------------------------------------------------------------------
OfficeMax, Inc.(1)                                         4,100         18,450
-------------------------------------------------------------------------------
PC Connection, Inc.(1)                                       300          4,449
-------------------------------------------------------------------------------
PetsMart, Inc.(1)                                            600          5,904
-------------------------------------------------------------------------------
Reebok International Ltd.(1)                               1,000         26,500
-------------------------------------------------------------------------------
Regis Corp. of Minnesota                                     900         23,202
-------------------------------------------------------------------------------
Rex Stores Corp.(1)                                          600         16,812
-------------------------------------------------------------------------------
Ross Stores, Inc.                                            900         28,872
-------------------------------------------------------------------------------
School Specialty, Inc.(1)                                  1,300         29,744

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Retail: Specialty  (continued)
Smart & Final, Inc.(1)                                       400       $  4,176
-------------------------------------------------------------------------------
Spiegel, Inc., Cl. A                                         300          1,365
-------------------------------------------------------------------------------
Sports Authority, Inc. (The)(1)                            3,900         22,230
-------------------------------------------------------------------------------
Stride Rite Corp.                                          1,900         12,445
-------------------------------------------------------------------------------
Timberland Co., Cl. A(1)                                     300         11,124
-------------------------------------------------------------------------------
Tractor Supply Co.(1)                                      1,500         51,120
-------------------------------------------------------------------------------
Trans World Entertainment Corp.(1)                         2,100         15,960
-------------------------------------------------------------------------------
Ultimate Electronics, Inc.(1)                                100          3,000
-------------------------------------------------------------------------------
UniFirst Corp.                                             1,600         36,080
-------------------------------------------------------------------------------
Urban Outfitters, Inc.(1)                                    600         14,472
-------------------------------------------------------------------------------
Wet Seal, Inc., Cl. A(1)                                   1,100         25,905
-------------------------------------------------------------------------------
Wolverine World Wide, Inc.                                   400          6,020
                                                                       --------
                                                                        933,371
-------------------------------------------------------------------------------
Textile, Apparel & Home Furnishings--1.7%
bebe stores, inc.(1)                                       1,400         26,124
-------------------------------------------------------------------------------
Deb Shops, Inc.                                            1,700         41,225
-------------------------------------------------------------------------------
Gildan Activewear, Inc., Cl. A                               200          2,868
-------------------------------------------------------------------------------
Hancock Fabrics, Inc.                                      2,600         34,190
-------------------------------------------------------------------------------
K-Swiss, Inc., Cl. A                                         500         16,625
-------------------------------------------------------------------------------
Kenneth Cole Productions, Inc., Cl. A(1)                   1,700         30,090
-------------------------------------------------------------------------------
Maxwell Shoe Co., Inc.(1)                                  1,800         25,380
-------------------------------------------------------------------------------
Mohawk Industries, Inc.(1)                                   800         43,904
-------------------------------------------------------------------------------
OshKosh B'Gosh, Inc., Cl. A                                  200          8,388
-------------------------------------------------------------------------------
Quaker Fabric Corp.(1)                                     2,900         24,099
-------------------------------------------------------------------------------
Quicksilver, Inc.(1)                                       2,000         34,400
-------------------------------------------------------------------------------
Steven Madden Ltd.(1)                                        700          9,849
-------------------------------------------------------------------------------
Too, Inc.(1)                                                 300          8,250
-------------------------------------------------------------------------------
Vans, Inc.(1)                                              1,100         14,014
                                                                       --------
                                                                        319,406
-------------------------------------------------------------------------------
Consumer Staples--6.5%
-------------------------------------------------------------------------------
Beverages--0.4%
Boston Beer Co., Inc., Cl. A(1)                            2,400         41,160
-------------------------------------------------------------------------------
Cott Corp.                                                 1,700         27,030
-------------------------------------------------------------------------------
Mondavi, Robert Corp. (The), Cl. A(1)                        100          3,800
                                                                       --------
                                                                         71,990
-------------------------------------------------------------------------------
Broadcasting--0.8%
Crown Media Holdings, Inc., Cl. A(1)                       1,300         14,677
-------------------------------------------------------------------------------
Cumulus Media, Inc., Cl. A(1)                                100          1,618
-------------------------------------------------------------------------------
Gaiam, Inc.(1)                                               900         19,620
-------------------------------------------------------------------------------
Insight Communications Co., Inc.(1)                          400          9,664
-------------------------------------------------------------------------------
Pegasus Communications Corp.(1)                            3,300         34,353
-------------------------------------------------------------------------------
Saga Communications, Inc., Cl. A(1)                          900         18,630
-------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., Cl. A(1)                2,200         21,758
-------------------------------------------------------------------------------
TiVo, Inc.(1)                                              3,700         24,235
                                                                       --------
                                                                        144,555

                   Oppenheimer Main Street Small Cap Fund/VA                 13

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Education--0.2%
DigitalThink, Inc.(1)                                        100       $  1,080
-------------------------------------------------------------------------------
Learning Tree International, Inc.(1)                         600         16,740
-------------------------------------------------------------------------------
PLATO Learning, Inc.(1)                                    1,366         22,689
                                                                       --------
                                                                         40,509
-------------------------------------------------------------------------------
Entertainment--2.4%
3DO Co. (The)(1)                                             300            624
-------------------------------------------------------------------------------
AFC Enterprises, Inc.(1)                                     400         11,356
-------------------------------------------------------------------------------
AMC Entertainment, Inc.(1)                                 3,100         37,200
-------------------------------------------------------------------------------
Applebee's International, Inc.                               300         10,260
-------------------------------------------------------------------------------
Aztar Corp.(1)                                               700         12,810
-------------------------------------------------------------------------------
Bob Evans Farms, Inc.                                        200          4,914
-------------------------------------------------------------------------------
CBRL Group, Inc.                                             700         20,608
-------------------------------------------------------------------------------
Hollywood Entertainment Corp.(1)                           2,500         35,725
-------------------------------------------------------------------------------
IHOP Corp.(1)                                                800         23,440
-------------------------------------------------------------------------------
Landry's Restaurants, Inc.                                 2,100         39,165
-------------------------------------------------------------------------------
LodgeNet Entertainment Corp.(1)                            1,200         20,508
-------------------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.                        2,400         35,592
-------------------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)                           100          4,730
-------------------------------------------------------------------------------
Pixar, Inc.(1)                                             1,000         35,960
-------------------------------------------------------------------------------
Ruby Tuesday, Inc.                                         2,300         47,449
-------------------------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(1)                        2,200         47,630
-------------------------------------------------------------------------------
Steak n Shake Co. (The)(1)                                 1,400         15,456
-------------------------------------------------------------------------------
THQ, Inc.(1)                                                 100          4,847
-------------------------------------------------------------------------------
Topps Co., Inc. (The)(1)                                   2,700         32,805
                                                                       --------
                                                                        441,079
-------------------------------------------------------------------------------
Food--1.3%
Del Monte Foods Co.(1)                                       300          2,553
-------------------------------------------------------------------------------
Dole Food Co., Inc.                                        1,400         37,562
-------------------------------------------------------------------------------
Fresh Del Monte Produce, Inc.(1)                           2,700         40,635
-------------------------------------------------------------------------------
Green Mountain Coffee, Inc.(1)                             1,100         30,129
-------------------------------------------------------------------------------
J & J Snack Foods Corp.(1)                                   600         14,670
-------------------------------------------------------------------------------
Lance, Inc.                                                2,200         31,438
-------------------------------------------------------------------------------
Nash Finch Co.                                               200          6,220
-------------------------------------------------------------------------------
Nature's Sunshine Products, Inc.                           1,800         21,132
-------------------------------------------------------------------------------
NBTY, Inc.(1)                                                400          4,680
-------------------------------------------------------------------------------
Ralcorp Holdings, Inc.(1)                                  1,000         22,700
-------------------------------------------------------------------------------
Sanderson Farms, Inc.                                      1,000         21,350
-------------------------------------------------------------------------------
Tasty Baking Co.                                             200          3,540
-------------------------------------------------------------------------------
Triarc Cos.(1)                                               400          9,720
                                                                       --------
                                                                        246,329

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Food & Drug Retailers--0.4%
Duane Reade, Inc.(1)                                         200       $  6,070
-------------------------------------------------------------------------------
Fleming Cos., Inc.                                         1,500         27,750
-------------------------------------------------------------------------------
Great Atlantic & Pacific Tea Co., Inc. (The)(1)              200          4,756
-------------------------------------------------------------------------------
Spartan Stores, Inc.(1)                                    1,100         13,156
-------------------------------------------------------------------------------
United Natural Foods, Inc.(1)                              1,000         25,000
                                                                       --------
                                                                         76,732
-------------------------------------------------------------------------------
Household Goods--0.7%
Dial Corp. (The)                                           2,100         36,015
-------------------------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A                          3,900         34,125
-------------------------------------------------------------------------------
Revlon, Inc., Cl. A(1)                                     3,000         19,980
-------------------------------------------------------------------------------
Schweitzer-Mauduit International, Inc.                     1,300         30,875
-------------------------------------------------------------------------------
Tupperware Corp.                                             300          5,775
                                                                       --------
                                                                        126,770
-------------------------------------------------------------------------------
Tobacco--0.3%
DIMON, Inc.                                                3,600         25,920
-------------------------------------------------------------------------------
Standard Commercial Corp.                                  1,500         24,750
                                                                       --------
                                                                         50,670
-------------------------------------------------------------------------------
Energy--6.1%
-------------------------------------------------------------------------------
Energy Services--2.9%
Active Power, Inc.(1)                                      2,600         17,680
-------------------------------------------------------------------------------
Arch Coal, Inc.                                            1,700         38,590
-------------------------------------------------------------------------------
Cal Dive International, Inc.(1)                              600         14,808
-------------------------------------------------------------------------------
Carbo Ceramics, Inc.                                         400         15,664
-------------------------------------------------------------------------------
Core Laboratories NV(1)                                      500          7,010
-------------------------------------------------------------------------------
Ensign Resource Service Group, Inc.                        2,600         21,744
-------------------------------------------------------------------------------
Global Industries Ltd.(1)                                  4,000         35,600
-------------------------------------------------------------------------------
Grant Prideco, Inc.(1)                                     4,200         48,300
-------------------------------------------------------------------------------
Grey Wolf, Inc.(1)                                         9,300         27,621
-------------------------------------------------------------------------------
Headwaters, Inc.(1)                                        2,500         28,650
-------------------------------------------------------------------------------
Helmerich & Payne, Inc.                                    1,300         43,394
-------------------------------------------------------------------------------
Horizon Offshore, Inc.(1)                                  1,600         12,064
-------------------------------------------------------------------------------
Lufkin Industries, Inc.                                      400         10,720
-------------------------------------------------------------------------------
Massey Energy Co.                                          1,800         37,314
-------------------------------------------------------------------------------
Meridian Resource Corp. (The)(1)                           1,000          3,990
-------------------------------------------------------------------------------
Oceaneering International, Inc.(1)                           600         13,272
-------------------------------------------------------------------------------
Precision Drilling Corp.(1)                                1,400         36,148
-------------------------------------------------------------------------------
Rowan Cos., Inc.(1)                                          700         13,559
-------------------------------------------------------------------------------
Superior Energy Services, Inc.(1)                          1,500         12,975
-------------------------------------------------------------------------------
Tesco Corp.(1)                                             1,000          8,294
-------------------------------------------------------------------------------
Torch Offshore, Inc.(1)                                      600          3,600
-------------------------------------------------------------------------------
Trican Well Service Ltd.(1)                                3,000         24,995
-------------------------------------------------------------------------------
Trico Marine Services, Inc.(1)                             1,700         12,835
-------------------------------------------------------------------------------
Varco International, Inc.(1)                               1,800         26,964
-------------------------------------------------------------------------------
W-H Energy Services, Inc.(1)                                 900         17,145
                                                                       --------
                                                                        532,936

                   Oppenheimer Main Street Small Cap Fund/VA                 15

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Oil: Domestic--2.1%
Callon Petroleum Co.(1)                                    2,100       $ 14,385
-------------------------------------------------------------------------------
Comstock Resources, Inc.(1)                                  500          3,500
-------------------------------------------------------------------------------
Denbury Resources, Inc.(1)                                 1,700         12,427
-------------------------------------------------------------------------------
Energy Partners Ltd.(1)                                      400          3,020
-------------------------------------------------------------------------------
Frontier Oil Corp.                                         2,600         43,264
-------------------------------------------------------------------------------
Holly Corp.                                                1,400         26,950
-------------------------------------------------------------------------------
KCS Energy, Inc.(1)                                          200            624
-------------------------------------------------------------------------------
OSCA, Inc.(1)                                              1,100         22,935
-------------------------------------------------------------------------------
Pride International, Inc.(1)                               2,600         39,260
-------------------------------------------------------------------------------
Quicksilver Resources, Inc.(1)                             2,000         38,100
-------------------------------------------------------------------------------
Range Resources Corp.(1)                                   1,000          4,550
-------------------------------------------------------------------------------
Seitel, Inc.(1)                                            1,200         16,320
-------------------------------------------------------------------------------
Spinnaker Exploration Co.(1)                                 300         12,348
-------------------------------------------------------------------------------
Sunoco, Inc.                                                 800         29,872
-------------------------------------------------------------------------------
Swift Energy Co.(1)                                        1,200         24,240
-------------------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                            1,000         49,480
-------------------------------------------------------------------------------
Unit Corp.(1)                                              2,200         28,380
-------------------------------------------------------------------------------
Vintage Petroleum, Inc.                                    1,800         26,010
                                                                       --------
                                                                        395,665
-------------------------------------------------------------------------------
Oil: International--1.1%
Baytex Energy Ltd.(1)                                     10,000         27,376
-------------------------------------------------------------------------------
Canadian 88 Energy Corp.(1)                               11,000         12,404
-------------------------------------------------------------------------------
Compton Petroleum Corp.(1)                                 8,000         21,049
-------------------------------------------------------------------------------
Meota Resources Corp.(1)                                   9,800         20,137
-------------------------------------------------------------------------------
Paramount Resources Ltd.(1)                                4,000         35,332
-------------------------------------------------------------------------------
Penn West Petroleum Ltd.(1)                                  700         15,523
-------------------------------------------------------------------------------
Purcell Energy Ltd.(1)                                     8,000         16,538
-------------------------------------------------------------------------------
Rio Alto Exploration Ltd.(1)                               1,600         18,743
-------------------------------------------------------------------------------
Ventus Energy Ltd.(1)                                     11,000         20,673
-------------------------------------------------------------------------------
Vermilion Resources Ltd.(1)                                2,000         12,529
                                                                       --------
                                                                        200,304
-------------------------------------------------------------------------------
Financial--14.5%
-------------------------------------------------------------------------------
Banks--7.4%
1st Source Corp.                                           1,500         31,050
-------------------------------------------------------------------------------
American Financial Holdings, Inc.                            400         10,164
-------------------------------------------------------------------------------
American Home Mortgage Holdings, Inc.                      2,300         27,830
-------------------------------------------------------------------------------
Arrow Financial Corp.                                        420         12,260
-------------------------------------------------------------------------------
Astoria Financial Corp.                                    1,400         37,044
-------------------------------------------------------------------------------
BancFirst Corp.                                              300         10,410
-------------------------------------------------------------------------------
Banner Corp.                                                 500          8,455
-------------------------------------------------------------------------------
Boston Private Financial Holdings, Inc.                      300          6,621
-------------------------------------------------------------------------------
BSB Bancorp, Inc.                                            200          4,742
-------------------------------------------------------------------------------
Citizens Banking Corp.                                       400         13,152

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Banks  (continued)
Coastal Bancorp, Inc.                                        700        $20,230
-------------------------------------------------------------------------------
Commercial Federal Corp.                                   1,300         30,550
-------------------------------------------------------------------------------
Community Banks, Inc.                                        400         10,800
-------------------------------------------------------------------------------
Community First Bankshares, Inc.                           1,000         25,690
-------------------------------------------------------------------------------
Connecticut Bancshares, Inc.                                 900         23,265
-------------------------------------------------------------------------------
CVB Financial Corp.                                          300          7,020
-------------------------------------------------------------------------------
Dime Community Bancshares, Inc.                            1,450         40,687
-------------------------------------------------------------------------------
Downey Financial Corp.                                       700         28,875
-------------------------------------------------------------------------------
F.N.B. Corp.                                                 700         18,445
-------------------------------------------------------------------------------
First BanCorp                                                600         17,100
-------------------------------------------------------------------------------
First Commonwealth Financial Corp.                           400          4,608
-------------------------------------------------------------------------------
First Federal Capital Corp.                                  800         12,560
-------------------------------------------------------------------------------
First Financial Bankshares, Inc.                             200          6,020
-------------------------------------------------------------------------------
First Indiana Corp.                                          700         15,337
-------------------------------------------------------------------------------
First Midwest Bancorp, Inc.                                  450         13,135
-------------------------------------------------------------------------------
First Place Financial Corp.                                  800         12,600
-------------------------------------------------------------------------------
First Republic Bank(1)                                       400          9,660
-------------------------------------------------------------------------------
First Sentinel Bancorp, Inc.                               3,900         48,828
-------------------------------------------------------------------------------
Glacier Bancorp, Inc.                                      1,200         24,984
-------------------------------------------------------------------------------
Harbor Florida Bancshares, Inc.                            2,700         45,900
-------------------------------------------------------------------------------
Hibernia Corp., Cl. A                                      2,700         48,033
-------------------------------------------------------------------------------
Hudson United Bancorp                                        100          2,870
-------------------------------------------------------------------------------
Independence Community Bank Corp.                          2,100         47,796
-------------------------------------------------------------------------------
Independent Bank Corp.--Massachusetts                      1,800         38,682
-------------------------------------------------------------------------------
Independent Bank Corp.--Michigan                           1,090         30,302
-------------------------------------------------------------------------------
International Bancshares Corp.                               500         21,075
-------------------------------------------------------------------------------
Irwin Financial Corp.                                        500          8,500
-------------------------------------------------------------------------------
Knight Trading Group, Inc.(1)                                800          8,816
-------------------------------------------------------------------------------
MAF Bancorp, Inc.                                          1,500         44,250
-------------------------------------------------------------------------------
Main Street Banks, Inc.                                      500          8,200
-------------------------------------------------------------------------------
Mississippi Valley Bancshares, Inc.                          800         31,360
-------------------------------------------------------------------------------
NBT Bancorp, Inc.                                            600          8,694
-------------------------------------------------------------------------------
Net.B@nk, Inc.(1)                                            100          1,048
-------------------------------------------------------------------------------
Old Second Bancorp, Inc.                                     200          7,884
-------------------------------------------------------------------------------
Oriental Financial Group, Inc.                               300          5,580
-------------------------------------------------------------------------------
Pacific Northwest Bancorp                                  2,500         51,150
-------------------------------------------------------------------------------
PFF Bancorp, Inc.                                            900         24,840
-------------------------------------------------------------------------------
Prosperity Bancshares, Inc.                                2,000         53,980
-------------------------------------------------------------------------------
Provident Financial Group, Inc.                              400         10,512
-------------------------------------------------------------------------------
Quaker City Bancorp, Inc.(1)                                 300          8,955
-------------------------------------------------------------------------------
R & G Financial Corp., Cl. B                               1,800         30,852
-------------------------------------------------------------------------------
Republic Bancorp, Inc.                                       510          7,064
-------------------------------------------------------------------------------
Republic Bancorp, Inc., Cl. A                              1,100         14,839

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Banks  (continued)
Roslyn Bancorp, Inc.                                       2,550     $   44,625
-------------------------------------------------------------------------------
S&T Bancorp, Inc.                                          1,300         31,564
-------------------------------------------------------------------------------
Sandy Spring Bancorp, Inc.                                 1,500         47,790
-------------------------------------------------------------------------------
Seacoast Banking Corp. of Florida, Cl. A                     500         23,200
-------------------------------------------------------------------------------
Seacoast Financial Services Corp.                          2,300         39,445
-------------------------------------------------------------------------------
Second Bancorp, Inc.                                         700         15,127
-------------------------------------------------------------------------------
South Financial Group, Inc. (The)                          1,200         21,300
-------------------------------------------------------------------------------
St. Francis Capital Corp.                                    600         13,878
-------------------------------------------------------------------------------
Staten Island Bancorp, Inc.                                  700         11,417
-------------------------------------------------------------------------------
Umpqua Holdings Corp.                                        100          1,350
-------------------------------------------------------------------------------
United National Bancorp                                      600         14,406
-------------------------------------------------------------------------------
Waypoint Financial Corp.                                     400          6,032
-------------------------------------------------------------------------------
WesBanco, Inc.                                               400          8,452
                                                                     ----------
                                                                      1,371,890
-------------------------------------------------------------------------------
Diversified Financial--3.0%
Actrade Financial Technologies Ltd.(1)                     1,400         41,230
-------------------------------------------------------------------------------
Affiliated Managers Group, Inc.(1)                           500         35,240
-------------------------------------------------------------------------------
BancFirst Ohio Corp.                                         200          4,830
-------------------------------------------------------------------------------
Centennial Bancorp                                         1,365         10,074
-------------------------------------------------------------------------------
Credit Acceptance Corp.(1)                                 1,100          9,790
-------------------------------------------------------------------------------
DiamondCluster International, Inc., A Shares(1)            2,900         37,990
-------------------------------------------------------------------------------
Doral Financial Corp.                                        900         28,089
-------------------------------------------------------------------------------
eFunds Corp.(1)                                            2,500         34,375
-------------------------------------------------------------------------------
Federal Agricultural Mortgage Corp., Non-Vtg.(1)           1,100         44,550
-------------------------------------------------------------------------------
Financial Federal Corp.(1)                                   300          9,375
-------------------------------------------------------------------------------
First American Corp. (The)                                 1,000         18,740
-------------------------------------------------------------------------------
Gabelli Asset Management, Inc.(1)                            500         21,600
-------------------------------------------------------------------------------
Global Payments, Inc.                                        600         20,640
-------------------------------------------------------------------------------
IBERIABANK Corp.                                             900         24,948
-------------------------------------------------------------------------------
Interactive Data Corp.                                     2,300         32,522
-------------------------------------------------------------------------------
Jefferies Group, Inc.                                        300         12,693
-------------------------------------------------------------------------------
Jones Lang LaSalle, Inc.(1)                                  100          1,805
-------------------------------------------------------------------------------
Ladenburg Thalmann Financial Services, Inc.(1)               144            125
-------------------------------------------------------------------------------
Medallion Financial Corp.                                    300          2,370
-------------------------------------------------------------------------------
MemberWorks, Inc.(1)                                       2,300         32,223
-------------------------------------------------------------------------------
Metris Cos., Inc.                                          1,600         41,136
-------------------------------------------------------------------------------
Mutual Risk Management Ltd.                                  400          2,920
-------------------------------------------------------------------------------
NCO Group, Inc.(1)                                           900         20,610
-------------------------------------------------------------------------------
Realty Income Corp.                                          100          2,940
-------------------------------------------------------------------------------
Resource Bancshares Mortgage Group, Inc.                   3,800         43,548
-------------------------------------------------------------------------------
Student Loan Corp. (The)                                     100          8,060
-------------------------------------------------------------------------------
Trammell Crow Co.(1)                                         300          3,510

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Diversified Financial  (continued)
WFS Financial, Inc.                                          400       $  9,604
-------------------------------------------------------------------------------
World Acceptance Corp.(1)                                    300          2,190
-------------------------------------------------------------------------------
Zenith National Insurance Corp.                              200          5,588
                                                                       --------
                                                                        563,315
-------------------------------------------------------------------------------
Insurance--1.8%
Alfa Corp.                                                   600         13,464
-------------------------------------------------------------------------------
AmerUs Group Co.                                           1,100         39,424
-------------------------------------------------------------------------------
Commerce Group, Inc. (The)                                   600         22,614
-------------------------------------------------------------------------------
Fremont General Corp.                                      5,100         39,882
-------------------------------------------------------------------------------
LandAmerica Financial Group, Inc.                          1,100         31,570
-------------------------------------------------------------------------------
Ohio Casualty Corp.(1)                                     2,400         38,520
-------------------------------------------------------------------------------
Philadelphia Consolidated Holding Co.(1)                     600         22,626
-------------------------------------------------------------------------------
Phoenix Cos., Inc. (The)(1)                                  400          7,400
-------------------------------------------------------------------------------
Reinsurance Group of America, Inc.                           400         13,312
-------------------------------------------------------------------------------
Stewart Information Services Corp.(1)                        800         15,800
-------------------------------------------------------------------------------
Trenwick Group Ltd.                                        3,300         33,561
-------------------------------------------------------------------------------
UICI(1)                                                    1,700         22,950
-------------------------------------------------------------------------------
Vesta Insurance Group, Inc.                                4,600         36,800
                                                                       --------
                                                                        337,923
-------------------------------------------------------------------------------
Real Estate Investment Trusts--0.2%
Indymac Mortgage Holdings, Inc.(1)                         1,300         30,394
-------------------------------------------------------------------------------
Redwood Trust, Inc.                                          100          2,423
                                                                       --------
                                                                         32,817
-------------------------------------------------------------------------------
Savings & Loans--2.1%
BankAtlantic Bancorp, Inc.                                 2,100         19,278
-------------------------------------------------------------------------------
BankUnited Financial Corp., Cl. A(1)                       1,700         25,245
-------------------------------------------------------------------------------
Bay View Capital Corp.(1)                                  2,200         16,126
-------------------------------------------------------------------------------
CFS Bancorp, Inc.                                          1,000         14,350
-------------------------------------------------------------------------------
Commonwealth Bancorp, Inc.                                 1,300         28,795
-------------------------------------------------------------------------------
Fidelity Bankshares, Inc.                                  2,416         38,584
-------------------------------------------------------------------------------
First Essex Bancorp, Inc.                                    500         14,090
-------------------------------------------------------------------------------
First Financial Holdings, Inc.                             1,400         33,838
-------------------------------------------------------------------------------
First Niagara Financial Group, Inc.                        1,300         21,879
-------------------------------------------------------------------------------
Flagstar Bancorp, Inc.                                     1,650         33,215
-------------------------------------------------------------------------------
Flushing Financial Corp.                                   1,050         18,690
-------------------------------------------------------------------------------
Hudson River Bancorp, Inc.                                   800         17,520
-------------------------------------------------------------------------------
Local Financial Corp.(1)                                   1,600         22,384
-------------------------------------------------------------------------------
PennFed Financial Services, Inc.                             300          7,446
-------------------------------------------------------------------------------
Port Financial Corp.                                         600         15,642
-------------------------------------------------------------------------------
Troy Financial Corp.                                         800         19,840
-------------------------------------------------------------------------------
Webster Financial Corp.                                    1,200         37,836
-------------------------------------------------------------------------------
WSFS Financial Corp.                                         400          6,940
                                                                       --------
                                                                        391,698

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Healthcare--13.0%
-------------------------------------------------------------------------------
Healthcare/Drugs--6.8%
Aclara Biosciences, Inc.(1)                                1,200        $ 6,084
-------------------------------------------------------------------------------
Advanced Tissue Sciences, Inc., Cl. A(1)                     200            872
-------------------------------------------------------------------------------
Alkermes, Inc.(1)                                            500         13,180
-------------------------------------------------------------------------------
American Medical Systems Holdings, Inc.(1)                 1,500         31,035
-------------------------------------------------------------------------------
AMERIGROUP Corp.(1)                                          900         19,620
-------------------------------------------------------------------------------
AMN Healthcare Services, Inc.(1)                             700         19,180
-------------------------------------------------------------------------------
Arena Pharmaceuticals, Inc.(1)                             1,500         18,045
-------------------------------------------------------------------------------
ARIAD Pharmaceuticals, Inc.(1)                             1,100          5,863
-------------------------------------------------------------------------------
Array BioPharma, Inc.(1)                                   1,200         17,832
-------------------------------------------------------------------------------
Atrix Laboratories, Inc.(1)                                  900         18,549
-------------------------------------------------------------------------------
BioMarin Pharmaceutical, Inc.(1)                             500          6,720
-------------------------------------------------------------------------------
BioTechnology General Corp.(1)                             1,700         13,991
-------------------------------------------------------------------------------
Bruker AXS, Inc.(1)                                        1,600         10,464
-------------------------------------------------------------------------------
CIMA Labs, Inc.(1)                                           500         18,075
-------------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(1)                                300          2,400
-------------------------------------------------------------------------------
COR Therapeutics, Inc.(1)                                    900         21,537
-------------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(1)                              300         10,788
-------------------------------------------------------------------------------
CV Therapeutics, Inc.(1)                                     400         20,808
-------------------------------------------------------------------------------
Cygnus, Inc.(1)                                              100            525
-------------------------------------------------------------------------------
deCODE genetics, Inc.(1)                                   2,400         23,520
-------------------------------------------------------------------------------
Diagnostic Products Corp.                                    100          4,395
-------------------------------------------------------------------------------
Exelixis, Inc.(1)                                          1,800         29,916
-------------------------------------------------------------------------------
Genta, Inc.(1)                                             1,900         27,037
-------------------------------------------------------------------------------
Genzyme Transgenics Corp.(1)                               1,400          8,148
-------------------------------------------------------------------------------
Hyseq, Inc.(1)                                               600          4,632
-------------------------------------------------------------------------------
Idexx Laboratories, Inc.(1)                                  900         25,659
-------------------------------------------------------------------------------
ILEX Oncology, Inc.(1)                                       600         16,224
-------------------------------------------------------------------------------
Impax Laboratories, Inc.(1)                                2,500         33,600
-------------------------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)                            1,500         29,160
-------------------------------------------------------------------------------
Integra LifeSciences Holdings Corp.(1)                     1,000         26,340
-------------------------------------------------------------------------------
Interneuron Pharmaceuticals, Inc.(1)                         800          8,872
-------------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(1)                              1,900         42,161
-------------------------------------------------------------------------------
K-V Pharmaceutical Co., Cl. A(1)                             300          8,850
-------------------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(1)                               1,000         34,600
-------------------------------------------------------------------------------
LabOne, Inc.(1)                                              700         10,780
-------------------------------------------------------------------------------
Ligand Pharmaceuticals, Inc., Cl. B(1)                     1,600         28,640
-------------------------------------------------------------------------------
Lumenis Ltd.(1)                                            1,700         33,490
-------------------------------------------------------------------------------
Luminex Corp.(1)                                             100          1,696
-------------------------------------------------------------------------------
Martek Biosciences Corp.(1)                                  500         10,875
-------------------------------------------------------------------------------
Matria Healthcare, Inc.(1)                                   100          3,463
-------------------------------------------------------------------------------
Medicines Co. (The)(1)                                       500          5,795

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Healthcare/Drugs  (continued)
Merit Medical Systems, Inc.(1)                               700     $   13,076
-------------------------------------------------------------------------------
MGI Pharma, Inc.(1)                                          900         13,752
-------------------------------------------------------------------------------
MIM Corp.(1)                                               3,300         58,740
-------------------------------------------------------------------------------
Myriad Genetics, Inc.(1)                                     500         26,320
-------------------------------------------------------------------------------
Nabi(1)                                                      700          7,224
-------------------------------------------------------------------------------
NPS Pharmaceuticals, Inc.(1)                                 200          7,660
-------------------------------------------------------------------------------
OraSure Technologies, Inc.(1)                                900         10,935
-------------------------------------------------------------------------------
Orchid Biosciences, Inc.(1)                                3,000         16,500
-------------------------------------------------------------------------------
Organogenesis, Inc.(1)                                       700          3,360
-------------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(1)                                 200          9,148
-------------------------------------------------------------------------------
PDI, Inc.(1)                                                 700         15,624
-------------------------------------------------------------------------------
Penwest Pharmaceuticals Co.(1)                             1,200         24,060
-------------------------------------------------------------------------------
Sangamo BioSciences, Inc.(1)                                 900          8,406
-------------------------------------------------------------------------------
SangStat Medical Corp.(1)                                  1,900         37,316
-------------------------------------------------------------------------------
Scios-Nova, Inc.(1)                                          500         11,885
-------------------------------------------------------------------------------
Sequenom, Inc.(1)                                          3,100         33,077
-------------------------------------------------------------------------------
Serologicals Corp.(1)                                      2,200         47,300
-------------------------------------------------------------------------------
Sicor, Inc.(1)                                             1,900         29,792
-------------------------------------------------------------------------------
Syncor International Corp.(1)                                200          5,728
-------------------------------------------------------------------------------
Trimeris, Inc.(1)                                            400         17,988
-------------------------------------------------------------------------------
Trizetto Group, Inc.(1)                                      100          1,312
-------------------------------------------------------------------------------
Tularik, Inc.(1)                                             500         12,010
-------------------------------------------------------------------------------
U.S. Physical Therapy, Inc.(1)                             3,000         48,480
-------------------------------------------------------------------------------
V.I. Technologies, Inc.(1)                                 2,400         16,680
-------------------------------------------------------------------------------
Vector Group Ltd.                                            415         13,633
-------------------------------------------------------------------------------
Ventana Medical Systems, Inc.(1)                             600         13,572
-------------------------------------------------------------------------------
ViroPharma, Inc.(1)                                          800         18,360
-------------------------------------------------------------------------------
VitalWorks, Inc.(1)                                        2,300         12,995
-------------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                           600         15,960
-------------------------------------------------------------------------------
XOMA Ltd.(1)                                               4,100         40,385
                                                                     ----------
                                                                      1,264,699
-------------------------------------------------------------------------------
Healthcare/Supplies & Services--6.2%
Accredo Health, Inc.(1)                                      150          5,955
-------------------------------------------------------------------------------
Alliance Imaging, Inc.(1)                                    900         10,980
-------------------------------------------------------------------------------
American Healthways, Inc.(1)                               1,150         36,731
-------------------------------------------------------------------------------
Beverly Enterprises, Inc.(1)                               4,900         42,140
-------------------------------------------------------------------------------
Bioject Medical Technologies, Inc.(1)                        100          1,259
-------------------------------------------------------------------------------
Cantel Medical Corp.                                       1,200         22,908
-------------------------------------------------------------------------------
Caremark Rx, Inc.(1)                                       2,000         32,620
-------------------------------------------------------------------------------
Centene Corp.(1)                                             500         10,975
-------------------------------------------------------------------------------
Conceptus, Inc.                                              600         14,160
-------------------------------------------------------------------------------
CONMED Corp.(1)                                            1,100         21,956

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Healthcare/Supplies & Services  (continued)
CorVel Corp.(1)                                            1,200     $   39,300
-------------------------------------------------------------------------------
Covance, Inc.(1)                                           1,800         40,860
-------------------------------------------------------------------------------
D&K Healthcare Resources, Inc.                               700         39,865
-------------------------------------------------------------------------------
DaVita, Inc.(1)                                              800         19,560
-------------------------------------------------------------------------------
Dynacare, Inc.(1)                                          1,800         30,402
-------------------------------------------------------------------------------
Dynacq International, Inc.(1)                              1,400         31,178
-------------------------------------------------------------------------------
Endocare, Inc.(1)                                            600         10,758
-------------------------------------------------------------------------------
Fischer Imaging Corp.(1)                                   1,800         21,672
-------------------------------------------------------------------------------
Gene Logic, Inc.(1)                                        1,400         26,376
-------------------------------------------------------------------------------
Gentiva Health Services, Inc.(1)                             300          6,585
-------------------------------------------------------------------------------
Haemonetics Corp.(1)                                         700         23,744
-------------------------------------------------------------------------------
ICU Medical, Inc.(1)                                         400         17,800
-------------------------------------------------------------------------------
INAMED Corp.(1)                                              400         12,028
-------------------------------------------------------------------------------
Kensey Nash Corp.(1)                                         800         14,400
-------------------------------------------------------------------------------
Ladish Co., Inc.(1)                                        2,600         28,392
-------------------------------------------------------------------------------
Landauer, Inc.                                               800         27,080
-------------------------------------------------------------------------------
Manor Care, Inc.(1)                                        1,800         42,678
-------------------------------------------------------------------------------
Med-Design Corp. (The)(1)                                    200          3,940
-------------------------------------------------------------------------------
MedCath Corp.(1)                                             500          8,390
-------------------------------------------------------------------------------
Medical Action Industries, Inc.(1)                         1,900         29,450
-------------------------------------------------------------------------------
Mentor Corp.                                                 200          5,712
-------------------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(1)                     1,600         36,320
-------------------------------------------------------------------------------
Mine Safety Applicances Co.                                  300         12,045
-------------------------------------------------------------------------------
NaPro BioTherapeutics, Inc.(1)                               300          3,420
-------------------------------------------------------------------------------
Novoste Corp.(1)                                             200          1,748
-------------------------------------------------------------------------------
Ocular Sciences, Inc.(1)                                   1,600         37,280
-------------------------------------------------------------------------------
Option Care, Inc.(1)                                       1,800         35,190
-------------------------------------------------------------------------------
Oxford Health Plans, Inc.(1)                                 900         27,126
-------------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(1)                         1,000         16,000
-------------------------------------------------------------------------------
PSS World Medical, Inc.(1)                                 4,800         39,168
-------------------------------------------------------------------------------
Schein (Henry), Inc.(1)                                      400         14,812
-------------------------------------------------------------------------------
Sierra Health Services, Inc.(1)                            4,200         34,020
-------------------------------------------------------------------------------
Sola International, Inc.(1)                                2,500         48,500
-------------------------------------------------------------------------------
SRI/Surgical Express, Inc.(1)                                400          6,400
-------------------------------------------------------------------------------
Steris Corp.(1)                                            1,700         31,059
-------------------------------------------------------------------------------
Sunrise Assisted Living, Inc.(1)                             300          8,733
-------------------------------------------------------------------------------
Theragenics Corp.(1)                                       2,600         25,636
-------------------------------------------------------------------------------
Triad Hospitals, Inc.(1)                                     700         20,545
-------------------------------------------------------------------------------
Unilab Corp.(1)                                              400         10,040
-------------------------------------------------------------------------------
United Surgical Partners International, Inc.(1)            1,200         25,380
-------------------------------------------------------------------------------
Urologix, Inc.(1)                                          1,000         20,050
-------------------------------------------------------------------------------
VISX, Inc.(1)                                              1,200         15,900
                                                                     ----------
                                                                      1,149,226

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Technology--21.2%
-------------------------------------------------------------------------------
Computer Hardware--2.9%
Adaptec, Inc.(1)                                           2,100       $ 30,450
-------------------------------------------------------------------------------
Avid Technology, Inc.(1)                                     100          1,215
-------------------------------------------------------------------------------
Bell Microproducts, Inc.(1)                                  100          1,262
-------------------------------------------------------------------------------
Echelon Corp.(1)                                           2,000         28,320
-------------------------------------------------------------------------------
EMCORE Corp.(1)                                              600          8,070
-------------------------------------------------------------------------------
Gerber Scientific, Inc.                                      600          5,580
-------------------------------------------------------------------------------
Handspring, Inc.(1)                                        6,200         41,788
-------------------------------------------------------------------------------
Imation Corp.(1)                                             600         12,948
-------------------------------------------------------------------------------
Integral Systems, Inc.(1)                                    200          3,850
-------------------------------------------------------------------------------
Intergraph Corp.(1)                                        3,000         41,220
-------------------------------------------------------------------------------
Mentor Graphics Corp.(1)                                     600         14,142
-------------------------------------------------------------------------------
Mercury Computer Systems, Inc.(1)                            600         23,466
-------------------------------------------------------------------------------
Microtune, Inc.(1)                                         1,800         42,228
-------------------------------------------------------------------------------
MTS Systems Corp.                                          2,700         27,297
-------------------------------------------------------------------------------
Nassda Corp.(1)                                              300          6,747
-------------------------------------------------------------------------------
Netsolve, Inc.(1)                                          3,300         34,650
-------------------------------------------------------------------------------
Optimal Robotics Corp.(1)                                  1,200         42,540
-------------------------------------------------------------------------------
Pinnacle Systems, Inc.(1)                                  1,200          9,528
-------------------------------------------------------------------------------
Quantum Corp.-DLT & Storage Systems Group(1)               3,000         29,550
-------------------------------------------------------------------------------
Radiant Systems, Inc.(1)                                     200          2,300
-------------------------------------------------------------------------------
Read-Rite Corp.(1)                                         5,600         37,016
-------------------------------------------------------------------------------
Silicon Graphics, Inc.(1)                                 16,800         35,280
-------------------------------------------------------------------------------
Storage Technology Corp.(1)                                1,000         20,670
-------------------------------------------------------------------------------
Stratos Lightwave, Inc.(1)                                 5,100         31,365
-------------------------------------------------------------------------------
Synplicity, Inc.(1)                                          400          5,396
                                                                       --------
                                                                        536,878
-------------------------------------------------------------------------------
Computer Services--3.3%
American Management Systems, Inc.(1)                         700         12,656
-------------------------------------------------------------------------------
Art Technology Group, Inc.(1)                              9,000         31,320
-------------------------------------------------------------------------------
Blue Martini Software, Inc.(1)                             5,900         17,759
-------------------------------------------------------------------------------
C-COR.net Corp.(1)                                           100          1,457
-------------------------------------------------------------------------------
Centillium Communications, Inc.(1)                         4,800         37,728
-------------------------------------------------------------------------------
Crossroads Systems, Inc.(1)                                2,000          8,980
-------------------------------------------------------------------------------
Digex, Inc.                                                4,700         14,053
-------------------------------------------------------------------------------
Docent, Inc.(1)                                            1,000          3,170
-------------------------------------------------------------------------------
FactSet Research Systems, Inc.                               600         20,970
-------------------------------------------------------------------------------
FalconStor Software, Inc.(1)                                 300          2,718
-------------------------------------------------------------------------------
First Consulting Group, Inc.(1)                            2,100         32,865
-------------------------------------------------------------------------------
Foundry Networks, Inc.(1)                                  3,600         29,340

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Computer Services  (continued)
HomeStore.com, Inc.(1)                                     3,500       $ 10,080
-------------------------------------------------------------------------------
I-many, Inc.(1)                                            3,300         31,845
-------------------------------------------------------------------------------
Kronos, Inc.(1)                                              450         21,771
-------------------------------------------------------------------------------
LogicVision, Inc.(1)                                       1,700         21,675
-------------------------------------------------------------------------------
MedQuist, Inc.(1)                                            100          2,925
-------------------------------------------------------------------------------
Moldflow Corp.(1)                                            300          4,296
-------------------------------------------------------------------------------
Multilink Technology Corp.(1)                              1,000          6,480
-------------------------------------------------------------------------------
Neoforma, Inc.(1)                                          1,100         32,065
-------------------------------------------------------------------------------
NetScreen Technologies, Inc.(1)                              300          6,639
-------------------------------------------------------------------------------
Openwave Systems, Inc.(1)                                  3,100         30,349
-------------------------------------------------------------------------------
Overture Services, Inc.(1)                                 1,100         38,973
-------------------------------------------------------------------------------
Priceline.com, Inc.(1)                                     1,400          8,148
-------------------------------------------------------------------------------
Sonus Networks, Inc.(1)                                    6,400         29,568
-------------------------------------------------------------------------------
Stamps.com, Inc.(1)                                        2,200          7,876
-------------------------------------------------------------------------------
Tier Technologies, Inc., Cl. B(1)                          1,400         30,184
-------------------------------------------------------------------------------
Tripos, Inc.(1)                                            2,000         38,200
-------------------------------------------------------------------------------
VerticalNet, Inc.(1)                                       6,000          8,400
-------------------------------------------------------------------------------
WatchGuard Technologies, Inc.(1)                             600          3,906
-------------------------------------------------------------------------------
Websense, Inc.(1)                                          2,300         73,761
                                                                       --------
                                                                        620,157
-------------------------------------------------------------------------------
Computer Software--7.2%
Acclaim Entertainment, Inc.(1)                             5,700         30,210
-------------------------------------------------------------------------------
Actuate Corp.(1)                                           4,100         21,607
-------------------------------------------------------------------------------
Ansoft Corp.(1)                                            3,200         46,720
-------------------------------------------------------------------------------
ANSYS, Inc.(1)                                             1,900         46,835
-------------------------------------------------------------------------------
AsiaInfo Holdings, Inc.(1)                                 1,100         19,162
-------------------------------------------------------------------------------
Avant! Corp.(1)                                            1,600         32,784
-------------------------------------------------------------------------------
Axcelis Technologies, Inc.(1)                              3,600         46,404
-------------------------------------------------------------------------------
Borland Software Corp.(1)                                  2,000         31,320
-------------------------------------------------------------------------------
CacheFlow, Inc.(1)                                         7,800         20,904
-------------------------------------------------------------------------------
Catapult Communications Corp.(1)                           1,900         49,514
-------------------------------------------------------------------------------
Centra Software, Inc.(1)                                     300          2,400
-------------------------------------------------------------------------------
Concord Communications, Inc.(1)                              100          2,065
-------------------------------------------------------------------------------
Covad Communications Group, Inc.(1)                        9,000         25,740
-------------------------------------------------------------------------------
Descartes Systems Group, Inc. (The)(1)                     1,300          9,685
-------------------------------------------------------------------------------
Digital River, Inc.(1)                                       800         12,736
-------------------------------------------------------------------------------
Embarcadero Technologies, Inc.(1)                            200          4,840
-------------------------------------------------------------------------------
EPIQ Systems, Inc.(1)                                      1,950         37,733
-------------------------------------------------------------------------------
FileNet Corp.(1)                                             700         14,203
-------------------------------------------------------------------------------
HPL Technologies, Inc.(1)                                  2,200         39,270
-------------------------------------------------------------------------------
Hyperion Solutions Corp.(1)                                1,800         35,748

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Computer Software  (continued)
IDX Systems Corp.(1)                                       1,400     $   18,214
-------------------------------------------------------------------------------
Information Resources, Inc.(1)                               500          4,150
-------------------------------------------------------------------------------
Innodata Corp.(1)                                          4,800         14,256
-------------------------------------------------------------------------------
Kana Software, Inc.(1)                                       320          6,227
-------------------------------------------------------------------------------
MatrixOne, Inc.(1)                                         3,500         45,465
-------------------------------------------------------------------------------
McAfee.com Corp.(1)                                          600         20,346
-------------------------------------------------------------------------------
McDATA Corp., Cl. B(1)                                     1,500         37,665
-------------------------------------------------------------------------------
MetaSolv, Inc.(1)                                          1,600         12,575
-------------------------------------------------------------------------------
Micromuse, Inc.(1)                                         2,600         39,000
-------------------------------------------------------------------------------
MicroStrategy, Inc.(1)                                     3,900         15,015
-------------------------------------------------------------------------------
MSC. Software Corp.(1)                                     2,100         32,760
-------------------------------------------------------------------------------
Nuance Communications, Inc.(1)                             4,000         36,400
-------------------------------------------------------------------------------
Numerical Technologies, Inc.(1)                            2,300         80,960
-------------------------------------------------------------------------------
ONYX Software Corp.(1)                                     1,200          4,680
-------------------------------------------------------------------------------
Open Text Corp.(1)                                         1,300         38,428
-------------------------------------------------------------------------------
PEC Solutions, Inc.(1)                                       700         26,327
-------------------------------------------------------------------------------
Portal Software, Inc.(1)                                   1,200          2,496
-------------------------------------------------------------------------------
Pumatech, Inc.(1)                                          3,000          7,740
-------------------------------------------------------------------------------
Register.com, Inc.(1)                                      1,600         18,400
-------------------------------------------------------------------------------
Renaissance Learning, Inc.(1)                                600         18,282
-------------------------------------------------------------------------------
Retek, Inc.(1)                                               700         20,909
-------------------------------------------------------------------------------
Roxio, Inc.(1)                                             2,800         46,340
-------------------------------------------------------------------------------
RSA Security, Inc.(1)                                      1,200         20,952
-------------------------------------------------------------------------------
Saba Software, Inc.(1)                                       300          1,566
-------------------------------------------------------------------------------
Schawk, Inc.                                               1,000         11,000
-------------------------------------------------------------------------------
SeeBeyond Technology Corp.(1)                                400          3,880
-------------------------------------------------------------------------------
Selectica, Inc.(1)                                         1,600          9,680
-------------------------------------------------------------------------------
SERENA Software, Inc.(1)                                   1,300         28,262
-------------------------------------------------------------------------------
SilverStream Software, Inc.(1)                             1,100          7,491
-------------------------------------------------------------------------------
StorageNetworks, Inc.(1)                                   6,400         39,552
-------------------------------------------------------------------------------
Support.com, Inc.(1)                                       2,000         12,540
-------------------------------------------------------------------------------
Sybase, Inc.(1)                                            2,600         40,976
-------------------------------------------------------------------------------
Syntel, Inc.(1)                                              800         10,344
-------------------------------------------------------------------------------
Tumbleweed Communications Corp.(1)                         1,100          6,534
-------------------------------------------------------------------------------
Ulticom, Inc.(1)                                           1,900         19,114
-------------------------------------------------------------------------------
VA Software Corp.(1)                                       1,200          2,940
-------------------------------------------------------------------------------
Vastera, Inc.(1)                                             100          1,661
-------------------------------------------------------------------------------
Verity, Inc.(1)                                            1,800         36,450
-------------------------------------------------------------------------------
Visual Networks, Inc.(1)                                   3,600         16,632
                                                                     ----------
                                                                      1,346,089

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Communications Equipment--2.9%
Acterna Corp.(1)                                           3,400       $ 13,430
-------------------------------------------------------------------------------
Allen Telecom, Inc.(1)                                       600          5,100
-------------------------------------------------------------------------------
Aspect Communications Corp.(1)                               400          1,552
-------------------------------------------------------------------------------
Audiovox Corp., Cl. A(1)                                     800          5,968
-------------------------------------------------------------------------------
Avanex Corp.(1)                                            7,400         43,660
-------------------------------------------------------------------------------
Avici Systems, Inc.(1)                                     9,300         27,063
-------------------------------------------------------------------------------
Cable Design Technologies Corp.(1)                           200          2,736
-------------------------------------------------------------------------------
Concurrent Computer Corp.(1)                                 600          8,910
-------------------------------------------------------------------------------
Cosine Communications, Inc.(1)                             3,000          4,650
-------------------------------------------------------------------------------
Ditech Communications Corp.(1)                               100            602
-------------------------------------------------------------------------------
ESCO Technologies, Inc.(1)                                   700         24,143
-------------------------------------------------------------------------------
Gentner Communications Corp.(1)                            1,700         28,356
-------------------------------------------------------------------------------
Genuity, Inc.(1)                                           6,400         10,112
-------------------------------------------------------------------------------
Harmonic, Inc.(1)                                          3,300         39,666
-------------------------------------------------------------------------------
Inrange Technologies Corp., Cl. B(1)                       1,000         12,350
-------------------------------------------------------------------------------
InteliData Technologies Corp.(1)                           1,500          4,245
-------------------------------------------------------------------------------
Inter-Tel, Inc.                                            1,100         21,142
-------------------------------------------------------------------------------
LeCroy Corp.(1)                                            1,800         32,760
-------------------------------------------------------------------------------
Netopia, Inc.(1)                                           1,200          6,660
-------------------------------------------------------------------------------
Netro Corp.(1)                                             1,400          5,138
-------------------------------------------------------------------------------
New Focus, Inc.(1)                                         6,700         25,527
-------------------------------------------------------------------------------
NICE Systems Ltd., Sponsored ADR(1)                          900         14,689
-------------------------------------------------------------------------------
NMS Communications Corp.(1)                                3,200         15,424
-------------------------------------------------------------------------------
NYFIX, Inc.(1)                                               300          6,006
-------------------------------------------------------------------------------
Oplink Communications, Inc.(1)                             5,500         10,368
-------------------------------------------------------------------------------
Performance Technologies, Inc.(1)                            300          3,996
-------------------------------------------------------------------------------
Plantronics, Inc.(1)                                         600         15,384
-------------------------------------------------------------------------------
Sirenza Microdevices, Inc.(1)                                100            609
-------------------------------------------------------------------------------
SpectraLink Corp.(1)                                         900         15,417
-------------------------------------------------------------------------------
SpeechWorks International, Inc.(1)                         3,500         39,375
-------------------------------------------------------------------------------
Tellium, Inc.(1)                                           6,200         38,626
-------------------------------------------------------------------------------
Universal Access Global Holdings, Inc.(1)                  3,800         17,822
-------------------------------------------------------------------------------
UTStarcom, Inc.(1)                                         1,100         31,350
                                                                       --------
                                                                        532,836
-------------------------------------------------------------------------------
Electronics--4.7%
ANADIGICS, Inc.(1)                                           800         12,200
-------------------------------------------------------------------------------
Anaren Microwave, Inc.(1)                                    100          1,732
-------------------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A(1)                         600         37,980
-------------------------------------------------------------------------------
Caliper Technologies Corp.(1)                              1,500         23,415
-------------------------------------------------------------------------------
Checkpoint Systems, Inc.(1)                                2,600         34,840

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Electronics  (continued)
Cholestech Corp.(1)                                          300       $  5,943
-------------------------------------------------------------------------------
Cognex Corp.(1)                                              800         20,488
-------------------------------------------------------------------------------
Cymer, Inc.(1)                                               900         24,057
-------------------------------------------------------------------------------
DDi Corp.(1)                                                 200          1,968
-------------------------------------------------------------------------------
EDO Corp.                                                    500         13,225
-------------------------------------------------------------------------------
Electro Scientific Industries, Inc.(1)                       300          9,003
-------------------------------------------------------------------------------
Engineered Support Systems, Inc.                             800         27,368
-------------------------------------------------------------------------------
FEI Co.(1)                                                 1,600         50,416
-------------------------------------------------------------------------------
FLIR Systems, Inc.(1)                                      1,000         37,920
-------------------------------------------------------------------------------
hi/fn, inc.(1)                                             1,100         15,917
-------------------------------------------------------------------------------
Identix, Inc.(1)                                           1,400         20,426
-------------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(1)                        1,500         33,885
-------------------------------------------------------------------------------
Integrated Silicon Solution, Inc.(1)                       1,800         22,032
-------------------------------------------------------------------------------
InterTAN, Inc.(1)                                            900         11,304
-------------------------------------------------------------------------------
Intuitive Surgical, Inc.(1)                                  600          6,018
-------------------------------------------------------------------------------
Itron, Inc.(1)                                               900         27,270
-------------------------------------------------------------------------------
Keithley Instruments, Inc.                                 1,400         23,660
-------------------------------------------------------------------------------
MEMC Electronic Materials, Inc.(1)                           900          3,195
-------------------------------------------------------------------------------
Merix Corp.(1)                                             1,500         25,875
-------------------------------------------------------------------------------
Micro General Corp.                                        1,400         19,194
-------------------------------------------------------------------------------
MIPS Technologies, Inc., Cl. A(1)                          2,600         22,464
-------------------------------------------------------------------------------
Monolithic System Technology, Inc.(1)                      2,600         53,560
-------------------------------------------------------------------------------
Nanometrics, Inc.(1)                                         300          5,820
-------------------------------------------------------------------------------
PDF Solutions, Inc.(1)                                       800         16,800
-------------------------------------------------------------------------------
Pericom Semiconductor Corp.(1)                               900         13,050
-------------------------------------------------------------------------------
Pioneer-Standard Electronics, Inc.                           100          1,270
-------------------------------------------------------------------------------
Possis Medical, Inc.(1)                                    1,500         26,130
-------------------------------------------------------------------------------
Proxim, Inc.(1)                                              500          4,960
-------------------------------------------------------------------------------
Rambus, Inc.(1)                                            4,800         38,352
-------------------------------------------------------------------------------
Sage, Inc.(1)                                              1,900         70,433
-------------------------------------------------------------------------------
SBS Technologies, Inc.(1)                                    400          5,828
-------------------------------------------------------------------------------
Silicon Image, Inc.(1)                                       500          1,880
-------------------------------------------------------------------------------
Transmeta Corp.(1)                                         3,300          7,557
-------------------------------------------------------------------------------
TranSwitch Corp.(1)                                        1,500          6,750
-------------------------------------------------------------------------------
TriQuint Semiconductor, Inc.(1)                            3,400         41,684
-------------------------------------------------------------------------------
TTM Technologies, Inc.(1)                                    700          7,084
-------------------------------------------------------------------------------
Ultratech Stepper, Inc.(1)                                 1,900         31,388
-------------------------------------------------------------------------------
Vasomedical, Inc.(1)                                         200            740
-------------------------------------------------------------------------------
White Electronic Designs Corp.(1)                            300          1,845
                                                                       --------
                                                                        866,926

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                   Market Value
                                                           Shares  See Note 1
-------------------------------------------------------------------------------

Photography--0.2%
Ikon Office Solutions, Inc.                                2,900       $ 33,901
-------------------------------------------------------------------------------
Transportation--1.9%
-------------------------------------------------------------------------------
Air Transportation--0.5%
AirTran Holdings, Inc.(1)                                  3,200         21,120
-------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                      6,400         22,400
-------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B(1)                         700         18,347
-------------------------------------------------------------------------------
Mesa Air Group, Inc.(1)                                      300          2,256
-------------------------------------------------------------------------------
Offshore Logistics, Inc.(1)                                  300          5,328
-------------------------------------------------------------------------------
US Airways Group, Inc.(1)                                  5,100         32,334
                                                                       --------
                                                                        101,785
-------------------------------------------------------------------------------
Railroads & Truckers--0.7%
Genesee & Wyoming, Inc., Cl. A(1)                          1,400         45,710
-------------------------------------------------------------------------------
Heartland Express, Inc.(1)                                   800         22,216
-------------------------------------------------------------------------------
Landstar System, Inc.(1)                                     200         14,502
-------------------------------------------------------------------------------
Navistar International Corp.                                 500         19,750
-------------------------------------------------------------------------------
RailAmerica, Inc.(1)                                       1,800         26,028
-------------------------------------------------------------------------------
Werner Enterprises, Inc.                                     500         12,150
                                                                       --------
                                                                        140,356
-------------------------------------------------------------------------------
Shipping--0.7%
Alexander & Baldwin, Inc.                                    100          2,670
-------------------------------------------------------------------------------
Kirby Corp.(1)                                             1,200         33,060
-------------------------------------------------------------------------------
Nordic American Tanker Shipping Ltd.                         100          1,385
-------------------------------------------------------------------------------
OMI Corp.(1)                                               7,600         30,248
-------------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                           1,600         36,000
-------------------------------------------------------------------------------
Stelmar Shipping Ltd.(1)                                   2,000         32,500
                                                                       --------
                                                                        135,863
-------------------------------------------------------------------------------
Utilities--1.7%
-------------------------------------------------------------------------------
Electric Utilities--1.1%
Avista Corp.                                               2,100         27,846
-------------------------------------------------------------------------------
Black Hills Corp.                                          1,200         40,608
-------------------------------------------------------------------------------
Covanta Energy Corp.(1)                                    2,500         11,300
-------------------------------------------------------------------------------
DQE, Inc.                                                    400          7,572
-------------------------------------------------------------------------------
El Paso Electric Co.(1)                                      800         11,600
-------------------------------------------------------------------------------
Montana Power Co.(1)                                       4,600         26,450
-------------------------------------------------------------------------------
New Jersey Resources Corp.                                   200          9,360
-------------------------------------------------------------------------------
PNM Resources, Inc.                                          400         11,180
-------------------------------------------------------------------------------
South Jersey Industries, Inc.                                500         16,300
-------------------------------------------------------------------------------
UniSource Energy Corp.                                     2,500         45,475
                                                                       --------
                                                                        207,691

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Investments  (Continued)

                                                                                              Market Value
                                                                                   Shares     See Note 1
----------------------------------------------------------------------------------------------------------

Gas Utilities--0.6%
Cascade Natural Gas Corp.                                                               500    $    11,025
----------------------------------------------------------------------------------------------------------
Southwestern Energy Co.(1)                                                              400          4,160
----------------------------------------------------------------------------------------------------------
UGI Corp.                                                                             1,100         33,220
----------------------------------------------------------------------------------------------------------
Western Gas Resources, Inc.                                                           2,000         64,640
                                                                                               -----------
                                                                                                   113,045
                                                                                               -----------
Total Common Stocks (Cost $16,943,299)                                                          18,454,747
==========================================================================================================
Preferred Stocks--0.0%
----------------------------------------------------------------------------------------------------------
Astronics Corp., Cl. B(Cost $3,322)                                                     250          2,775

                                                                                   Principal
                                                                                   Amount
==========================================================================================================
Repurchase Agreements--4.1%
----------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets, Inc., 1.45%, dated 12/31/01, to be repurchased at $753,061 on 1/2/02, collateralized by U.S. Treasury Nts.,
4.75%-7.875%, 2/28/02-11/15/08, with a value of $365,257 and U.S. Treasury Bonds,
7.25%-11.125%, 8/15/03-5/15/16, with a value of $403,765 (Cost $753,000)           $753,000        753,000
----------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $17,699,621)                                        103.2%    19,210,522
----------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                  (3.2)      (588,430)
                                                                                   --------    -----------
Net Assets                                                                            100.0%   $18,622,092
                                                                                   ========    ===========

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

                   Oppenheimer Main Street Small Cap Fund/VA

Statement of Assets and Liabilities  December 31, 2001

==========================================================================================================

Assets
Investments, at value (cost $17,699,621)--see accompanying statement                           $19,210,522
----------------------------------------------------------------------------------------------------------
Cash                                                                                                25,784
----------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                   194,428
Interest and dividends                                                                               6,983
Shares of beneficial interest sold                                                                   2,232
Other                                                                                                  788
                                                                                               -----------
Total assets                                                                                    19,440,737

==========================================================================================================
Liabilities
Unrealized depreciation on foreign currency contracts                                                  261
----------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                              776,698
Shares of beneficial interest redeemed                                                              17,280
Shareholder reports                                                                                 17,128
Trustees'compensation                                                                                  184
Distribution and service plan fees                                                                      17
Other                                                                                                7,077
                                                                                               -----------
Total liabilities                                                                                  818,645

==========================================================================================================
Net Assets                                                                                     $18,622,092
                                                                                               ===========
==========================================================================================================
Composition of Net Assets
Par value of shares of beneficial interest                                                     $     1,686
----------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                      20,188,215
----------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                       (382)
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign currency transactions           (3,078,227)
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of
assets and liabilities denominated in foreign currencies                                         1,510,800
                                                                                               -----------
Net Assets                                                                                     $18,622,092
                                                                                               ===========
==========================================================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $18,513,908 and 1,676,128 shares of beneficial interest outstanding)                  $11.05
----------------------------------------------------------------------------------------------------------
Service shares:
Net asset value, redemption price per share and offering price per share (based on
net assets of $108,184 and 9,788 shares of beneficial interest outstanding)                         $11.05

See accompanying Notes to Financial Statements.

                 Oppenheimer Main Street Small Cap Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

=========================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $220)                            $  92,255
-----------------------------------------------------------------------------------------
Interest                                                                           67,473
                                                                                ---------
Total income                                                                      159,728
=========================================================================================
Expenses
Management fees                                                                   114,814
-----------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                         17
-----------------------------------------------------------------------------------------
Shareholder reports                                                                22,677
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                       8,203
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                         4,912
-----------------------------------------------------------------------------------------
Trustees'compensation                                                               2,600
-----------------------------------------------------------------------------------------
Other                                                                               7,978
                                                                                ---------
Total expenses                                                                    161,201
Less reduction to custodian expenses                                                 (551)
                                                                                ---------
Net expenses                                                                      160,650
=========================================================================================
Net Investment Loss                                                                  (922)
=========================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                      (263,208)
Foreign currency transactions                                                      (5,320)
                                                                                ---------
Net realized gain (loss)                                                         (268,528)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                       374,323
Translation of assets and liabilities denominated in foreign currencies           (11,403)
                                                                                ---------
Net change                                                                        362,920
                                                                                ---------
Net realized and unrealized gain (loss)                                            94,392
=========================================================================================
Net Increase in Net Assets Resulting from Operations                            $  93,470
                                                                                =========

See accompanying Notes to Financial Statements.

                   Oppenheimer Main Street Small Cap Fund/VA

Statements of Changes in Net Assets

                                                                 Year Ended December 31,
                                                                 2001                2000
===============================================================================================

Operations
Net investment income (loss)                                     $      (922)       $   (36,566)
-----------------------------------------------------------------------------------------------
Net realized gain (loss)                                            (268,528)        (2,795,826)
-----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                 362,920           (548,679)
                                                                 -----------        -----------
Net increase (decrease) in net assets resulting from operations       93,470         (3,381,071)
===============================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares                                                        --           (478,809)
Service shares                                                            --                 --
===============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                 3,821,166         11,532,556
Service shares                                                       108,184                 --
===============================================================================================
Net Assets
Total increase                                                     4,022,820          7,672,676
-----------------------------------------------------------------------------------------------
Beginning of period                                               14,599,272          6,926,596
                                                                 -----------        -----------
End of period (including accumulated net investment
loss of $382 for the year ended December 31,2001)                $18,622,092        $14,599,272
                                                                 ===========        ===========

See accompanying Notes to Financial Statements.

                 Oppenheimer Main Street Small Cap Fund/VA

Financial Highlights

                                                     Year Ended December 31,
Non-Service shares                                   2001       2000             1999          1998(1)
======================================================================================================

Per Share Operating Data
Net asset value, beginning of period                 $ 11.09    $ 14.07          $ 9.60        $ 10.00
------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              --(2)    (.03)           (.02)          (.02)
Net realized and unrealized gain (loss)                 (.04)     (2.35)           4.49           (.38)
------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations          (.04)     (2.38)           4.47           (.40)
------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                      --       (.60)             --             --
------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 11.05    $ 11.09          $14.07        $  9.60
                                                     =======    =======          ======        =======
======================================================================================================
Total Return, at Net Asset Value(3)                    (0.36)%   (18.34)%         46.56%         (4.00)%
======================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $18,514    $14,599          $6,927        $   994
------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $15,307    $12,576          $2,738        $   441
------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                                    (0.01)%    (0.29)%         (0.37)%        (0.79)%
Expenses                                                1.05%      1.37%           1.83%          0.87%(5)
Expenses, net of reduction to custodian fees             N/A       1.35%           1.34%           N/A
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                  213%       162%            176%            61%

1. For the period from May 1, 1998 (inception of offering) to December 31, 1998.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                   Oppenheimer Main Street Small Cap Fund/VA

Financial Highlights  (Continued)

                                                        Period Ended
Service shares                                          December 31, 2001(1)
============================================================================

Per Share Operating Data
Net asset value, beginning of period                                  $10.61
----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                     --(2)
Net realized and unrealized gain (loss)                                  .44
----------------------------------------------------------------------------
Total income (loss) from investment operations                           .44
----------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                                      --
----------------------------------------------------------------------------
Net asset value, end of period                                        $11.05
                                                                      ======
============================================================================
Total Return, at Net Asset Value(3)                                     4.15%
============================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                $108
----------------------------------------------------------------------------
Average net assets (in thousands)                                       $ 26
----------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                                                    (0.34)%
Expenses                                                                1.19%
Expenses, net of reduction to custodian fees                             N/A
----------------------------------------------------------------------------
Portfolio turnover rate                                                  213%

1. For the period from July 16, 2001 (inception of offering) to December
31, 2001.
2. Less than $0.005 per share.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

                 Oppenheimer Main Street Small Cap Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Main Street Small Cap Fund/VA (the Fund) is a separate series of
Oppenheimer Variable Account Funds (the Trust), which operated under the name of Oppenheimer Small Cap Growth Fund/VA through April 30, 2001, an open-end management investment company registered under the Investment Company Act of
1940, as amended. The Fund's investment objective is to seek capital appreciation. The Trust's investment advisor is OppenheimerFunds, Inc. (the
Manager).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value.
Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type"
debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

                   Oppenheimer Main Street Small Cap Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
1. Significant Accounting Policies  (continued)

Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                     Expiring
                     ---------------------------------------
                       2008                       $1,795,693
                       2009                        1,282,533
                                                  ----------
                       Total                      $3,078,226
                                                  ==========

-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $547, a decrease in accumulated net investment loss of $540, and decrease in accumulated net realized loss on investments of
$7. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                 Oppenheimer Main Street Small Cap Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            Year Ended December 31, 2001(1)           Year Ended December 31, 2000
                            -------------------------------           --------------------------------
                            Shares              Amount                Shares              Amount
------------------------------------------------------------------------------------------------------

Non-Service shares
Sold                        869,437             $ 8,938,580           1,168,713          $  15,913,312
Dividends and/or
distributions reinvested         --                      --              28,757                478,809
Redeemed                   (509,595)             (5,117,414)           (373,385)            (4,859,565)
                           --------             -----------           ---------          -------------
Net increase (decrease)     359,842             $ 3,821,166             824,085          $  11,532,556
                           ========             ===========           =========          =============
Service shares
Sold                         10,574             $   116,404                  --          $          --
Dividends and/or
distributions reinvested         --                      --                  --                     --
Redeemed                       (786)                 (8,220)                 --                     --
                           --------             -----------           ---------          -------------
Net increase (decrease)       9,788             $   108,184                  --          $          --
                           ========             ===========           =========          =============

1. For the year ended December 31, 2001, for Non-Service shares and for the period from July 16, 2001 (inception of offering) to December 31, 2001, for
Service shares.

===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were
$37,430,241 and $30,294,231, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $17,700,003 was:

         Gross unrealized appreciation                    $2,133,908
         Gross unrealized depreciation                      (623,389)
                                                          ----------
         Net unrealized appreciation (depreciation)       $1,510,519
                                                          ==========

                   Oppenheimer Main Street Small Cap Fund/VA

Notes to Financial Statements  (Continued)

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of
0.75% of the first $200 million of average annual net assets, 0.72% of the next
$200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.75%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager, acts as the transfer and shareholder servicing agent for the Fund. The
Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.
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Distribution and Service Plan for Service Shares. The Fund has adopted a
Distribution and Service Plan for Service shares to pay OppenheimerFunds
Distributor, Inc., the Distributor, for distribution-related services for the
Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.

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5. Foreign Currency Contracts

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
     The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.
     The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of December 31, 2001, the Fund had outstanding foreign currency contracts as follows:

                            Expiration      Contract            Valuation as of        Unrealized
Contract Description        Date            Amount (000s)       December 31, 2001      Depreciation
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Contracts to Purchase
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Canadian Dollar (CAD)       1/2/02          21  CAD             $13,024                        $261

                 Oppenheimer Main Street Small Cap Fund/VA